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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

SURGERY PARTNERS, INC. (Name of Registrant As Specified In Its Charter)

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PRELIMINARY—SUBJECT TO COMPLETION—DATED JUNE 22, 2017

SURGERY PARTNERS, INC.

40 Burton Hills Boulevard
Suite 500
Nashville, Tennessee 37215
(615) 234-5900

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS TO BE EFFECTIVE [                        ], 2017

Dear Stockholder:

        This Notice and accompanying Information Statement are being furnished to stockholders of Surgery Partners, Inc., a Delaware corporation (the "Company"), of record on May 9, 2017 (the "Transaction Approval Record Date") and May 30, 2017 (the "Board Matters Record Date"), to advise such stockholders that on each of May 9, 2017 and May 30, 2017, H.I.G. Surgery Centers, LLC ("H.I.G." or the "Consenting Stockholder") holding approximately 54% of the Company's outstanding common stock, par value $0.01 per share, of the Company (the "Common Stock") approved certain actions by written consent in lieu of a special meeting.

        On May 9, 2017, the Consenting Stockholder approved the following actions by written consent in lieu of a special meeting, in accordance with the Delaware General Corporation Law and NASDAQ Marketplace Rules 5635(b):

  1.
  The "Transaction and Issuance Actions," consisting of:

  a.
  approval of the Certificate of Designations of 10% Convertible Perpetual Participating Preferred Stock, in the form attached to this Information Statement as Annex A, the issuance of up to 320,000 shares of preferred stock, par value $0.01 per share, of the Company, to be created out of the authorized and unissued shares of preferred stock of the Company and designated as 10% Convertible Perpetual Participating Preferred Stock ("Series A Preferred Stock") and the issuance of Common Stock into which such Series A Preferred Stock will be convertible;

  b.
  approval of the Securities Purchase Agreement, dated as of May 9, 2017 (the "Preferred Purchase Agreement"), by and between the Company and BCPE Seminole Holdings LP, a Delaware limited partnership ("Bain Capital") (an affiliate of Bain Capital Private Equity, LP), and the transactions contemplated thereby, including the issuance of the Series A Preferred Stock; and

  c.
  approval of the Stock Purchase Agreement, dated as of May 9, 2017 (the "Common Stock Purchase Agreement"), by and among H.I.G., H.I.G. Bayside Debt & LBO Fund II, L.P., Bain Capital and the Company, and the transactions contemplated thereby, including the change of control of the Company upon the consummation of the sale by H.I.G. of its Common Stock to Bain Capital;

  2.
  approval of the Amended and Restated Certificate of Incorporation of Surgery Partners, Inc., in the form attached to this Information Statement as Annex B; and

  3.
  approval of the Amended and Restated Certificate Bylaws of Surgery Partners, Inc., in the form attached to this Information Statement as Annex C (the actions (1) through (3), collectively, the "Transaction Actions").

        On May 30, 2017, the Consenting Stockholder approved the following additional actions by written consent in lieu of a special meeting, in accordance with the Delaware General Corporation Law:

  4.
  effective as of the closing of the transactions contemplated by the Preferred Purchase Agreement (the "Preferred Stock Closing"), the election of Mr. Christopher R. Gordon to serve as a Class III director of the Board of Directors of the Company (the "Board") for a term expiring at the 2018 annual meeting of stockholders, to fill the vacancy created by the resignation of Mr. Christopher Laitala (the "Director Election"); and

  5.
  effective as of the Preferred Stock Closing, the expansion of the size of the Board from six (6) directors to seven (7) directors (the "Board Expansion"); and

  6.
  upon the effectiveness of the subsequent resignation of Mr. Matt Lozow from the Board and contemporaneously with the closing of the transactions contemplated by the Common Stock Purchase Agreement (the "Common Stock Closing"), the subsequent reduction of the size of the Board from seven (7) directors to six (6) directors (the "Board Reduction" and, together with the Board Expansion and the Director Election, the "Board Related Actions" and, together with the Transaction Actions, the "Actions").

        The accompanying Information Statement is first being mailed to our stockholders of record as of the close of business on each of May 9, 2017 and May 30, 2017 on or about [                        ], 2017. If you were a stockholder of record on each such date, you will receive one or more copies of the accompanying Information Statement. Under the federal securities laws, although the Company's stockholders approved the Actions, no Action will be effective until at least 20 calendar days after the accompanying Information Statement is sent or given to the stockholders of record of the Company as of the Transaction Approval Record Date and the Board Matters Record Date, as applicable. It is expected that the Actions will be effective in the third quarter of 2017.

        You are urged to read the accompanying Information Statement in its entirety for a description of the actions taken by the majority stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

Michael T. Doyle
 Chief Executive Officer

[                        ], 2017

SURGERY PARTNERS, INC.

40 Burton Hills Boulevard
Suite 500
Nashville, Tennessee 37215
(615) 234-5900

INFORMATION STATEMENT
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

ABOUT THIS INFORMATION STATEMENT

        This Information Statement is being furnished to the stockholders of Surgery Partners, Inc., a Delaware corporation (the "Company", "Surgery Partners", "we", "our" or "us"), as of March 9, 2017 (the "Transaction Approval Record Date") and as of May 30, 2017 (the "Board Matters Record Date").

        We hereby advise such stockholders of record on the Transaction Approval Record Date that on May 9, 2017, H.I.G. Surgery Centers, LLC ("H.I.G." or the "Consenting Stockholder"), which, as of May 10, 2017, held approximately 54% of the Company's outstanding common stock, par value $0.01 per share, of the Company (the "Common Stock") approved the following actions by written consent in lieu of a special meeting, in accordance with the Delaware General Corporation Law ("DGCL") and NASDAQ Marketplace Rule 5635(b):

  1.
  The "Transaction and Issuance Actions," consisting of:

  a.
  approval of the Certificate of Designations of 10% Convertible Perpetual Participating Preferred Stock, in the form attached to this Information Statement as Annex A (the "Certificate of Designations"), the issuance of up to 320,000 shares of preferred stock, par value $0.01 per share, of the Company, to be created out of the authorized and unissued shares of preferred stock of the Company and designated as 10% Convertible Perpetual Participating Preferred Stock ("Series A Preferred Stock") and the issuance of Common Stock to which such Series A Preferred Stock will be convertible;

  b.
  approval of the Securities Purchase Agreement, dated as of May 9, 2017 (the "Preferred Purchase Agreement"), by and between the Company and BCPE Seminole Holdings LP, a Delaware limited partnership ("Bain Capital") (an affiliate of Bain Capital Private Equity, LP ("Bain Capital Private Equity")), and the transactions contemplated thereby, including the issuance of the Series A Preferred Stock; and

  c.
  approval of the Stock Purchase Agreement, dated as of May 9, 2017 (the "Common Stock Purchase Agreement"), by and among H.I.G., H.I.G. Bayside Debt & LBO Fund II, L.P., Bain Capital and the Company, and the transactions contemplated thereby, including the change of control of the Company upon the consummation of the sale by H.I.G. of its Common Stock to Bain Capital;

  2.
  approval of the Amended and Restated Certificate of Incorporation of Surgery Partners, Inc., in the form attached to this Information Statement as Annex B (the "Restated Charter"); and

  3.
  approval of the Amended and Restated Certificate Bylaws of Surgery Partners, Inc., in the form attached to this Information Statement as Annex C (the "Restated Bylaws") (the actions (1) through (3), collectively, the "Transaction Actions").

        We also hereby advise the stockholders of record on the Board Matters Record Date that on May 30, 2017, the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of May 30, 2017 approved the following additional actions by written consent in lieu of a special meeting, in accordance with the Delaware General Corporation Law:

  4.
  effective as of the closing of the transactions contemplated by the Preferred Purchase Agreement (the "Preferred Stock Closing"), the election of Mr. Christopher R. Gordon to serve as a Class III director of the Board of Directors of the Company (the "Board") for a term expiring at the 2018 annual meeting of stockholders, to fill the vacancy created by the resignation of Mr. Christopher Laitala (the "Director Election");

  5.
  effective as of the Preferred Stock Closing, the expansion of the size of the Board from six (6) directors to seven (7) directors (the "Board Expansion"); and

  6.
  upon the effectiveness of the subsequent resignation of Mr. Matt Lozow from the Board and contemporaneously with the closing of the transactions contemplated by the Common Stock Purchase Agreement (the "Common Stock Closing"), the subsequent reduction of the size of the Board from seven (7) directors to six (6) directors (the "Board Reduction" and, together with Board Expansion and the Director Election, the "Board Related Actions" and, together with the Transaction Actions, the "Actions").

  The Transaction Actions

        On May 9, 2017, Surgery Partners entered into an Agreement and Plan of Merger (the "Merger Agreement"), by and among Surgery Partners, SP Merger Sub, Inc., a wholly owned subsidiary of the Company ("Merger Sub"), NSH Holdco, Inc. ("NSH"), and IPC / NSH, L.P., solely in its capacity as sellers' representative. Upon the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into NSH (the "Merger") with NSH continuing as the surviving corporation and an indirect wholly-owned subsidiary of the Company. In order to finance the Merger, the Company intends to issue and sell to Bain Capital up to 320,000 shares of Series A Preferred Stock, at a price per share of $1,000.00, on the terms and subject to the conditions set forth in the Preferred Purchase Agreement (the "Preferred Private Placement"), and the accrued value of such shares of Series A Preferred Stock will be convertible into shares of Common Stock at a price per share of Common Stock equal to $19.00, subject to adjustments as provided in the Certificate of Designations. Upon the Preferred Stock Closing, Bain Capital and its affiliates will own all of the outstanding preferred stock of the Company, which, assuming an issuance of 320,000 shares of Series A Preferred Stock and calculated based on the number of shares of Common Stock of the Company outstanding as of May 9, 2017, would represent approximately 26% of the voting power of all classes of capital stock of the Company as of such time.

        Additionally, on May 9, 2017, the Company entered into the Common Stock Purchase Agreement, pursuant to which, on the terms and subject to the conditions set forth therein, Bain Capital agreed to purchase all of the 26,455,651 shares of Common Stock beneficially owned by H.I.G. at a purchase price per share of $19.00 (the "Private Sale" and, together with the Merger and the Preferred Private Placement, the "Transactions"), which Common Stock represented, as of May 9, 2017, approximately 54% of the outstanding Common Stock of the Company. Upon the closing of the Private Sale and the Preferred Private Placement, assuming an issuance of 320,000 shares of Series A Preferred Stock and calculated based on the number of shares of Common Stock of the Company outstanding as of May 9, 2017, the Series A Preferred Stock and the Common Stock acquired by Bain Capital and its affiliates in the Private Sale and the Preferred Private Placement will represent approximately 66% of the voting power of all classes of capital stock of Surgery Partners as of such time.

        On May 9, 2017, the Board approved the above-mentioned Transaction Actions, subject to stockholder approval. Under NASDAQ Marketplace Rule 5635(b) we are required to obtain the approval of our stockholders in order to issue securities that will result in a "change of control" of the Company. The issuance of the Series A Preferred Stock and the sale by H.I.G. of the Common Stock in the Private Sale will result in a change of control of the Company and we are therefore required to obtain the approval of our stockholders in connection with the Transaction and Issuance Actions. The Consenting Stockholder who beneficially owned, as of the Transaction Approval Record Date, an aggregate of 26,455,651 shares of our Common Stock, or approximately 54% of the Company's outstanding Common Stock as of May 9, 2017, approved the Transaction Actions, including the Transaction and Issuance Actions, by written consent in lieu of a meeting on May 9, 2017, in accordance with the DGCL and NASDAQ Marketplace Rule 5635(b). Accordingly, your consent is not required and is not being solicited in connection with the approval of the Transaction Actions.

        The Transaction Approval Record Date for determining stockholders entitled to receive this Information Statement is May 9, 2017, the date that the Consenting Stockholder approved the Transaction Actions by written consent. As of the close of business on the Transaction Approval Record Date, we had 48,818,241 shares of Common Stock outstanding and entitled to vote on the matters acted upon in the action by written consent of our Consenting Stockholder. Each share of Common Stock outstanding as of the close of business on the Transaction Approval Record Date was entitled to one vote.

  The Board Related Actions

        Pursuant to the Common Stock Purchase Agreement, the Company and H.I.G. have agreed to take all required action to appoint up to two directors designated by Bain Capital (the "Bain Designees"), to the Board effective upon the Preferred Stock Closing. Bain Capital designated Messrs. Gordon and O'Reilly as the two Bain Designees and requested that Mr. Gordon be appointed as a Class III director and Mr. O'Reilly be appointed as a Class II director.

        Pursuant to its rights under the Common Stock Purchase Agreement, Bain Capital has requested the resignation of Mr. Lozow, as a director on the Board who is affiliated with H.I.G., effective upon the Common Stock Closing. On May 30, 2017, Mr. Lozow notified the Company of his resignation from the Board, including all committees thereof, effective upon the Common Stock Closing.

        On May 30, 2017, the Board unanimously nominated Mr. Gordon to fill the Class III vacancy, and unanimously recommended his appointment as a Class III director to the stockholders of the Company, in each case, effective upon the Preferred Stock Closing.

        Also on May 30, 2017, subject to the fulfillment of certain conditions precedent, the Board conditionally appointed Mr. O'Reilly as a Class II director, which conditions were fulfilled on June 22, 2017. Mr. O'Reilly's appointment will be effective upon (i) the Board Expansion and (ii) the Preferred Stock Closing. Class II directors will stand for re-election at the 2020 annual meeting of stockholders.

        Pursuant to Article V of our Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation"), the number of directors constituting the Board shall not be fewer than three (3) nor more than fifteen (15), and prior to the date that the investment funds affiliated with H.I.G. Capital, LLC ("H.I.G. Capital") and their respective successors, transferees and affiliates (collectively, the "H.I.G. Sponsor Entities") cease collectively to beneficially own 50% or more of the outstanding Common Stock (the "Trigger Date"), the precise number of directors shall be fixed from time to time by the affirmative vote of at least a majority of the Company's then outstanding capital stock. Article V of the Company's Certificate of Incorporation also provides that prior to the Trigger Date, vacancies on the Board will be filled by a vote of a majority of the then outstanding Common Stock. There currently exists one vacancy on the Board.

        On May 30, 2017, the Consenting Stockholder approved the following actions by written consent in lieu of a meeting on May 30, 2017, in accordance with the DGCL and the Company's Certificate of Incorporation and Bylaws: (i) effective upon the Preferred Stock Closing, the election of Mr. Gordon as a Class III director of the Board to fill the vacancy created by the resignation of Mr. Laitala; (ii) effective upon the Preferred Stock Closing, the expansion of the size of the Board from six (6) directors to seven (7) directors to effectuate the appointment of Mr. O'Reilly to the Board upon the Preferred Stock Closing; and (iii) upon the effectiveness of Mr. Lozow's resignation from the Board and contemporaneously with the Common Stock Closing, the subsequent reduction of the size of the Board from seven (7) to six (6) directors. The Consenting Stockholder beneficially owned, as of the Board Matters Record Date, an aggregate of 26,455,651 shares of our Common Stock, or approximately 54% of the Company's outstanding Common Stock as of May 30, 2017. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Board Related Actions. Each share of Common Stock outstanding as of the close of business on the Board Matters Record Date was entitled to one vote.

        Pursuant to Section 228 of the DGCL, we are required to provide prompt notice of the taking of the corporate actions described above without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as the notice required by Section 228.

        In accordance with the rules and regulations of the Securities and Exchange Commission ("SEC"), no Action will become effective until 20 calendar days after we send this Information Statement to our stockholders of record as of the Transaction Approval Record Date and the Board Matters Record Date. It is expected that the Actions will be effective in the third quarter of 2017.

        THIS INFORMATION STATEMENT IS FIRST BEING SENT OR GIVEN TO THE HOLDERS OF OUR COMMON STOCK ON MAY 9, 2017 AND MAY 30, 2017 ON OR ABOUT [                        ], 2017 AND IS BEING DELIVERED TO INFORM YOU OF THE CORPORATE ACTIONS DESCRIBED HEREIN BEFORE SUCH ACTIONS TAKE EFFECT IN ACCORDANCE WITH RULE 14C-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. EXISTING STOCKHOLDERS WILL RETAIN THEIR EXISTING COMMON STOCK.

        The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them, and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

 DESCRIPTION OF THE TRANSACTIONS AND THE CHANGE IN CONTROL

        On May 9, 2017, Surgery Partners entered into the Preferred Purchase Agreement with Bain Capital, pursuant to which, on the terms and subject to the conditions set forth therein, Bain Capital will acquire and the Company will issue, up to 320,000 shares of Series A Preferred Stock, at a price per share of $1,000.00, for an aggregate purchase price of up to $320.0 million in cash. Bain Capital and its affiliates will fund the Preferred Private Placement through an equity financing/equity commitment letter. Upon the Preferred Stock Closing, Bain Capital and its affiliates will own all of the outstanding preferred stock of the Company, which, assuming an issuance of 320,000 shares of Series A Preferred Stock and calculated based on the number of shares of Common Stock of the Company outstanding on May 9, 2017, would represent approximately 26% of the voting power of all classes of capital stock of the Company as of such time. The Company will use the proceeds from the Preferred Private Placement to fund a portion of the purchase price for the Merger.

        Also on May 9, 2017, H.I.G., H.I.G. Bayside Debt & LBO Fund II, L.P., Bain Capital and the Company entered into the Common Stock Purchase Agreement, pursuant to which, on the terms and subject to the conditions set forth therein, Bain Capital agreed to purchase all of the 26,455,651 shares of Common Stock (the "Purchased Shares") beneficially owned by H.I.G. at a purchase price per share of $19.00 for an aggregate purchase price of $502,657,369 in cash. Upon the satisfaction of all conditions to H.I.G.'s obligations to complete the Private Sale, H.I.G. has agreed to grant Bain Capital its proxy with respect to the Purchased Shares and appoint Bain Capital or its designee as its proxy, attorney-in-fact and agent to vote the Purchased Shares in any circumstances in which stockholder vote, consent or other approval is sought. Bain Capital and its affiliates will fund the Private Sale through an equity financing/equity commitment letter. As of May 9, 2017, the Purchased Shares represented approximately 54% of the outstanding Common Stock of the Company. Upon the Common Stock Closing, H.I.G. will no longer own any equity interests in Surgery Partners.

        Upon the closing of the Private Sale and the Preferred Private Placement, assuming an issuance of 320,000 shares of Series A Preferred Stock and calculated based on the number of shares of Common Stock of the Company outstanding on May 9, 2017, the Series A Preferred Stock and the Common Stock acquired by Bain Capital and its affiliates will represent approximately 66% of the voting power of all classes of capital stock of Surgery Partners as of such time. As of the date of this Information Statement, Bain Capital and its affiliates do not own any capital stock of Surgery Partners. Entry in the Merger Agreement, the Preferred Purchase Agreement and the Common Stock Purchase Agreement, and the transactions contemplated thereby, were approved by the Board on May 9, 2017.

        H.I.G. and the Company have agreed to take all action required to appoint up to two (2) directors designated by Bain Capital to the Board after the Preferred Stock Closing. See "Action No. 4—Election and Appointment of Directors" below for a discussion of such actions, as a result of which the Bain Designees will serve on the Board after the Preferred Stock Closing. Subject to the terms and conditions of the Certificate of Designations, on or following the date on which investment funds affiliated with Bain Capital Private Equity and their respective successors, transferees and affiliates or such Bain Capital affiliated entities and the H.I.G. Sponsor Entities (together, as applicable the "Sponsor Entities"), cease to collectively hold fifty percent (50%) or more of the outstanding voting stock of the Company, but Bain Capital, Bain Capital Private Equity, the investment funds affiliated with Bain Capital Private Equity and their respective successors and affiliates (collectively, the "Bain Sponsor Entities") continue to hold fifty percent (50%) or more of the shares of Series A Preferred Stock acquired in the Preferred Private Placement (the "Required Percentage"), the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock held by the Bain Sponsor Entities, voting as a separate class, shall be entitled to elect two (2) directors to the Board; provided that, if the Bain Sponsor Entities continue to own more than 50% of the Required Percentage but less than 100% of the Required Percentage, the holders of at least a majority of the then-outstanding shares of

Series A Preferred Stock held by the Bain Sponsor Entities, voting as a separate class, shall be entitled to elect one (1) director to the Board.

        The issuance of the Series A Preferred Stock and the sale by H.I.G. of the Common Stock in the Private Sale will result in a change of control of the Company under NASDAQ Marketplace Rule 5635(b). The Consenting Stockholder has voted in favor of the Transaction and Issuance Actions and approved the change of control that would occur in connection with such Transaction and Issuance Actions in accordance with the DGCL and NASDAQ Marketplace Rule 5635(b).

 VOTE AND VOTE REQUIRED

The Transaction Actions

Action No. 1:

        Approval of the Certificate of Designations and Issuance of the Series A Preferred Stock and Common Stock Convertible thereto.    Approval of the Certificate of Designations and the issuance of the Series A Preferred Stock and the Common Stock into which such Series A Preferred Stock will be convertible requires the affirmative vote by a majority of the votes cast on the matter. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Transaction Approval Record Date.

        Approval of the Preferred Purchase Agreement and the Preferred Private Placement.    Approval of the Preferred Purchase Agreement and the Preferred Private Placement requires the affirmative vote by a majority of the votes cast on the matter. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Transaction Approval Record Date.

        Approval of the Common Stock Purchase Agreement and the Private Sale.    Approval of the Common Stock Purchase Agreement and the Private Sale requires the affirmative vote by a majority of the votes cast on the matter. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Transaction Approval Record Date.

Action No. 2:

        Approval of the Restated Charter.    An amendment to the Certificate of Incorporation to increase the number of authorized shares of Preferred Stock requires the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Transaction Approval Record Date.

Action No. 3:

        Approval of the Restated Bylaws.    Under the DGCL and the Certificate of Incorporation, the Bylaws may be adopted, amended or repealed by the affirmative vote of the stockholders entitled to vote on the matter. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Transaction Approval Record Date.

        In addition, the NASDAQ Market Listing Rules requires the approval of a majority of the total votes cast for an issuance of securities that will result in a change of control of the Company.

The Board Related Actions

Action No. 4:

        Election and Appointment of Director to Fill Vacancy.    Prior to the Trigger Date (which date has not occurred), vacancies on the Board will be filled by a vote of a majority of the then outstanding Common Stock in accordance with Article V of the Certificate of Incorporation. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Board Matters Record Date.

Action No. 5:

        Board Expansion.    Prior to the Trigger Date, the precise number of directors shall be fixed by the affirmative vote of at least a majority of the Company's then outstanding Common Stock in accordance with Article V of the Certificate of Incorporation. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Board Matters Record Date.

Action No. 6:

        Board Reduction.    Prior to the Trigger Date, the precise number of directors shall be fixed by the affirmative vote of at least a majority of the Company's then outstanding Common Stock in accordance with Article V of the Certificate of Incorporation. This Action was approved by the Consenting Stockholder holding approximately 54% of the Company's outstanding Common Stock as of the Board Matters Record Date.

 ACTION NO. 1

THE TRANSACTION AND ISSUANCE ACTIONS

Background

        On May 9, 2017, Surgery Partners entered into the Merger Agreement. In order to finance the Merger, also on May 9, 2017, the Company entered into the Preferred Purchase Agreement with Bain Capital, pursuant to which, on the terms and subject to the conditions set forth therein, Bain Capital will acquire and the Company will issue, up to 320,000 shares of Series A Preferred Stock, at a price per share of $1,000.00. Upon the Preferred Stock Closing, Bain Capital and its affiliates will own all of the outstanding preferred stock of the Company, which, assuming an issuance of 320,000 shares of Series A Preferred Stock and calculated based on the number of shares of Common Stock of the Company outstanding on May 9, 2017, would represent approximately 26% of the voting power of all classes of capital stock of the Company as of such time.

        Also on May 9, 2017, H.I.G., H.I.G. Bayside Debt & LBO Fund II, L.P., Bain Capital and the Company entered into the Common Stock Purchase Agreement, pursuant to which, on the terms and subject to the conditions set forth therein, Bain Capital agreed to purchase the Purchased Shares from H.I.G. at a purchase price per share of $19.00 for an aggregate purchase price of $502,657,369 in cash. Bain Capital will fund the Private Sale through an equity financing/equity commitment letter. As of May 9, 2017, the Purchased Shares represented approximately 54% of the outstanding Common Stock of the Company. Upon the Preferred Stock Closing, H.I.G. will no longer own any equity interests in Surgery Partners.

        The Series A Preferred Stock will rank senior to the Common Stock and any other capital stock of the Company, with respect to dividends, redemption and any other rights upon the liquidation, dissolution or winding up of the Company, and, the holders thereof will be entitled to vote with the holders of Common Stock, together as a single class, on all matters submitted to a vote of the Company's common stockholders. In addition to participating in any dividends that may be declared with respect to the Common Stock on an as-converted basis, each share of Series A Preferred Stock will accrue dividends daily at a dividend rate of 10%, compounding quarterly, and in any given quarter, subject to certain conditions, the Board may declare a cash dividend in an amount up to 50% of the amount of the dividend that has accrued and accumulated during such quarter through the end of such quarter, and the amount of any quarterly dividend paid in cash shall not compound on the applicable date and shall not be included in the accrued value of the Series A Preferred Stock. The Company cannot redeem the Series A Preferred Stock prior to the fifth anniversary of its issuance and thereafter, may redeem all, but not less than all, of the Series A Preferred Stock for cash pursuant to and subject to the terms and conditions of the Certificate of Designations. The holders of Series A Preferred Stock may also cause the Company to redeem the shares of Series A Preferred Stock upon the occurrence of certain change of control transactions of the Company or the Common Stock ceasing to be listed or quoted on a trading market.

        H.I.G. and the Company have agreed to take all action required to appoint the Bain Designees to the Board after the Preferred Stock Closing. Subject to the terms and conditions of the Certificate of Designations, on or following the date on which the Sponsor Entities cease to collectively hold fifty percent (50%) or more of the outstanding voting stock of the Company, but the Bain Sponsor Entities continue to hold the Required Percentage, the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock held by the Bain Sponsor Entities, voting as a separate class, shall be entitled to elect two (2) directors to the Board; provided that, if the Bain Sponsor Entities continue to own more than 50% of the Required Percentage but less than 100% of the Required Percentage, the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock held by the Bain Sponsor Entities, voting as a separate class, shall be entitled to elect one (1) director to the Board.

        The accrued value of the Series A Preferred Stock will be convertible into shares of Common Stock at a price per share of Common Stock equal to $19.00, subject to adjustments as provided in the Certificate of Designations, at any time at the option of such holder. In addition, subject to the terms and conditions of the Certificate of Designations, the Company may require the conversion of all, but not less than all, of the Series A Preferred Stock, after the second anniversary of the date of issuance, if the volume weighted average closing price of the Common Stock for any twenty out of thirty consecutive trading days prior to such date, equals or exceeds $42.00 per share. For as long as the Bain Sponsor Entities continue to own the Required Percentage, the Company has agreed to not take certain actions without the prior approval of the holders of a majority of the then-outstanding shares of Series A Preferred Stock. See "—Description of the Series A Preferred Stock—Negative Covenants" below for a discussion on such actions.

Reason for Preferred Private Placement

        Bain Capital will purchase and the Company will issue up to 320,000 shares of Series A Preferred Stock in the Preferred Private Placement, at a price per share of $1,000.00, for an aggregate purchase price of up to $320.0 million in cash. The Company will use the proceeds from the Preferred Private Placement to fund a portion of the purchase price for the Merger. No further vote of the security holders of the Company will be solicited or required prior to the issuance of the Series A Preferred Stock upon the Preferred Stock Closing.

        The Series A Preferred Stock to be issued in the Preferred Private Placement will rank prior to the Common Stock and any other capital stock of the Company, including with respect to any dividends, redemption and rights upon any liquidation of the Company. For more information about the Series A Preferred Stock, see the section of this Information Statement entitled "Description of the Series A Preferred Stock" below.

Reasons for Stockholder Approval

        Under NASDAQ Marketplace Rule 5635(b) we are required to obtain the approval of our stockholders in order to issue securities that will result in a "change of control" of the Company. The issuance of the Series A Preferred Stock and the sale by H.I.G. of the Common Stock in the Private Sale will result in a change of control of the Company and we are therefore required to obtain the approval of our stockholders in connection with the Transaction and Issuance Actions. The Consenting Stockholder has voted in favor of the Transaction Actions, including the Transaction and Issuance Actions, and approved the change of control that would occur in connection with such Transaction and Issuance Actions in accordance with the DGCL and NASDAQ Marketplace Rule 5635(b).

Description of the Series A Preferred Stock

        The following summary of certain terms and provisions of the Series A Preferred Stock is subject to, and qualified in its entirety by reference to, the terms and provisions set forth in the Certificate of Designations, which is attached to this information statement as Annex A and incorporated by reference herein. We urge you to read Annex A in its entirety.

        General.    Upon the filing of the Restated Charter, the Board will designate up to 320,000 shares of the approximately 20,320,000 shares of preferred stock to be authorized as Series A Preferred Stock.

        Rank.    The Series A Preferred Stock will rank senior to the Common Stock.

        Conversion.    The accrued value of the shares of the Series A Preferred Stock will be convertible into shares of Common Stock (subject to adjustment as provided in the related Certificate of Designations) at any time at the option of the holder at a conversion price equal to the stated value of the Series A Preferred Stock (initially $1,000.00) per share divided by $19.00, subject to adjustments as provided for in the Certificate of Designations.

        Liquidation Preference.    In the event of the Company's liquidation, dissolution or winding-up (whether voluntary of involuntary), holders of Series A Preferred Stock will be entitled to receive out of the assets of the Company available for distribution to shareholders, after satisfaction of any liabilities and obligations to creditors of the Company, with respect to each Series A Preferred Share, an amount equal to the greater of (i) $1,000.00 per share, plus dividends compounded to date, plus dividends accrued but not yet compounded and (ii) the amount that a holder of one share of Common Stock would receive, assuming the Series A Preferred Stock had converted into shares of Common Stock.

        Voting Rights.    Holders of the Series A Preferred Stock will be entitled to vote with the holders of Common Stock, together as a single class, on all matters submitted to a vote of the Company's common stockholders. In addition, subject to the terms and conditions of the Certificate of Designations and the Preferred Stock Closing, on or following the date on which the Sponsor Entities cease to collectively hold fifty percent (50%) or more of the outstanding voting stock of the Company, but the Bain Sponsor Entities continue to hold the Required Percentage, the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock held by the Bain Sponsor Entities, voting as a separate class, shall be entitled to elect two (2) directors to the Board; provided that, if the Bain Sponsor Entities continue to own more than 50% of the Required Percentage but less than 100% of the Required Percentage, the holders of at least a majority of the then-outstanding shares of Series A Preferred Stock held by the Bain Sponsor Entities, voting as a separate class, shall be entitled to elect one (1) director to the Board.

        Dividends.    Each share of Series A Preferred Stock will accrue dividends daily at a dividend rate of 10%, compounding quarterly, and in any given quarter, subject to certain conditions, the Board may declare a cash dividend in an amount up to 50% of the amount of such accrued and accumulated during such quarter dividend through the end of such quarter, and any quarterly dividend paid in cash shall not compound on the applicable date and shall not be included in the accrued value of the Series A Preferred Stock. In addition, each share of Series A Preferred Stock will participate in any dividends (whether payable in cash, securities or other property) that may be declared with respect to the Common Stock on an as-converted basis.

        Redemption.    No sinking fund will be provided for the Series A Preferred Stock. The Company will not be able to redeem the Series A Preferred Stock prior to the fifth anniversary of its issuance and thereafter, may redeem all, but not less than all, of the Series A Preferred Stock for cash pursuant to and subject to the terms and conditions of the Certificate of Designations. The holders of Series A Preferred Stock may also cause the Company to redeem the shares of Series A Preferred Stock upon the occurrence of certain change of control transactions of the Company or the Common Stock ceasing to be listed or quoted on a trading market for cash pursuant to and subject to the terms and conditions of the Certificate of Designations.

        Negative Covenants.    As long as the Bain Sponsor Entities continue to own the Required Percentage, without the prior written consent of holders of at least the majority of the then-outstanding shares of Series A Preferred Stock, voting as a separate class, the Company may not, and shall not permit any of the Company's subsidiaries to (a) amend, modify, waive, repeal or restate any provision in the Certificate of Designations, the Restated Charter or Restated Bylaws, similar organizational documents of the Company's subsidiaries, the Restated Registration Rights Agreement (as defined below) or any other rights involving the rights of holders with respect to any shares of Series A Preferred Stock, including, by merger, consolidation, recapitalization or otherwise, in each case, in any manner that adversely affects the powers, preferences or rights of the Series A Preferred Stock, (ii) enter into any contract that would prohibit or restrict the ability of the Company to perform its obligations with respect to the Series A Preferred Stock, (iii) incur certain indebtedness in excess of the amount of indebtedness outstanding on the date of issuance of the Series A Preferred Stock, (iv) extend, supplement, amend, waive or otherwise modify any material provisions of the Company's loan documents or any other agreement, indenture or similar instrument governing any terms of indebtedness of the Company or its subsidiaries, other than refinancing of indebtedness outstanding on the date of issuance of the Series A Preferred Stock, (v) acquire or divest, in one or more series of transactions, the stock or assets of any person for consideration in excess of $25 million individually or $125 million in the aggregate in any given year, (vi) establish or acquire any subsidiaries outside of the United States, (vii) effect certain change of control transactions or cease the trading of the Common Stock on a trading market, (viii) effect any bankruptcy, liquidation, dissolution or winding of the Company or its subsidiaries, (ix) declare or pay any dividends other than dividends on the Series A Preferred Stock, (x) authorize, create or issue any capital stock of the Company or any of its subsidiaries other than stock junior to the Series A Preferred Stock or pursuant to any management plan approved by the Board, (xi) (a) reclassify, alter or amend any existing security of the Company that is pari passu with the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series A Preferred Stock in respect of any such right, preference, or privilege or (b) reclassify, alter or amend any existing security of the Company that is junior to the Series A Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series A Preferred Stock in respect of any such right, preference or privilege, (xii) enter into or effect any transaction involving the recapitalization, reorganization, reclassification, repurchase, redemption, exchange or other acquisition of any equity securities of the Company or its subsidiaries, other than repurchases or redemptions by a wholly owned subsidiary of its outstanding securities, or redemptions or other repurchases of Common Stock from employees of the Company and its subsidiaries pursuant to plans or arrangements approved by the Board and (xiii) agree in writing or commit or publicly announce an intention to do any of the foregoing.

        Registration Rights.    Upon the Preferred Stock Closing, the Company has agreed to enter into an amended and restated Registration Rights Agreement (the "Restated Registration Rights Agreement") with certain stockholders of the Company and certain other parties thereto, including Bain Capital and certain of its affiliates. Pursuant to the Restated Registration Rights Agreement, the Company will agree to file a registration statement for a public offering of shares, upon the request of Bain Capital and certain of its affiliates, and to use commercially reasonable efforts to effect the registration under the Securities Act of the registrable shares, subject to certain limitations as described in the Restated Registration Rights Agreement, including a minimum net aggregate offering price and a limitation on the number of registrations the Company shall be required to effect. Surgery Partners will also agree to provide "piggy back," "short-form" and shelf registration rights with respect to the registrable shares, each as described in the Restated Registration Rights Agreement.

 ACTION NO. 2

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

        The Restated Charter was approved by the Company's Board on May 9, 2017 and by the Consenting Stockholder holding approximately 54% of our outstanding shares of Common Stock on May 9, 2017.

Reasons for Stockholder Approval

        Approval by the Company's stockholders of the Restated Charter is required by both our Certificate of Incorporation and the DGCL. Under our Certificate of Incorporation in effect as of the date of this Information Statement, no amendments may be made to certain articles of the Company's Certificate of Incorporation that relate to the Board, Meeting of Stockholders and amendments to the Company's organizational documents without the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors, voting together as a single class. In addition, pursuant to the DGCL, the Restated Charter must be approved by a majority of the outstanding shares of Common Stock.

Purpose and Effects of the Amended and Restated Certificate of Incorporation

Change in Number of Authorized Shares

        Under our Certificate of Incorporation in effect as of the date of this Information Statement, we currently have authorized capital stock of 320,000,000 shares, of which 300,000,000 are designated as common stock, par value $0.01 per share, and 20,000,000 shares are designated as preferred stock, par value $0.01 per share. The Restated Charter will have authorized capital stock consisting of up to 320,320,000 shares, of which 300,000,000 will be designated as common stock, par value $0.01 per share, and up to 20,320,000 shares will be designated as preferred stock, par value $0.01 per share. The Restated Charter will permit the Board to issue up to 20,320,000 shares of preferred stock, with any rights, preferences and privileges as they may designate (including the right to approve an acquisition or other change of control), up to 320,000 of which will be designated as Series A Preferred Stock pursuant to the Certificate of Designations.

Voting Matters

        Under our Certificate of Incorporation in effect as of the date of this Information Statement, matters to be voted on by stockholders of the Company are to be submitted to a vote of the holders of outstanding Common Stock. The Restated Charter will permit holders of all capital stock of the Company, including the Series A Preferred Stock, to vote on such matters pursuant to the terms of the Restated Charter and the Certificate of Designations.

Preferential Rights

        Under our Certificate of Incorporation in effect as of the date of this Information Statement, the H.I.G. Sponsor Entities have certain preferential rights. Pursuant to the Restated Charter, all such preferential rights of the H.I.G. Sponsor Entities will either be (i) prior to the Common Stock Closing, shared between the H.I.G. Sponsor Entities and the Bain Sponsor Entities or (ii) after the Common Stock Closing, transferred to the Bain Sponsor Entities.

Effective Date of the Amended and Restated Certificate of Incorporation

        The Restated Charter will become effective upon the Preferred Stock Closing and filing of the Restated Charter with the Delaware Secretary of State, which will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Transaction Approval Record Date.

 ACTION NO. 3

AMENDED AND RESTATED BYLAWS

        The Restated Bylaws were approved by the Company's Board on May 9, 2017 and by the Consenting Stockholder holding approximately 54% of our outstanding shares of Common Stock on May 9, 2017.

Reasons for Stockholder Approval

        Under our Bylaws in effect as of the date of this Information Statement and pursuant to the DGCL, stockholders may amend the Bylaws by the affirmative vote by a majority of the stockholders of the Company voting on the matter.

Purpose and Effects of the Amended and Restated Bylaws

Special Meetings

        Under our Bylaws in effect as of the date of this Information Statement, special meetings of the Board may be called by the Chief Executive Officer, the President or by two or more directors then in office or, if the Board then includes a director affiliated with the investment funds affiliated with H.I.G. Capital, and its respective successors and affiliates, by such director. The Restated Bylaws will provide that special meetings of the Board may be called by the Chief Executive Officer, the President or by two or more directors then in office or, if the Board then includes a director affiliated with the Bain Sponsor Entities, by such director.

Quorum

        Under our Bylaws in effect as of the date of this Information Statement, a director affiliated with the H.I.G. Sponsor Entities must be present to constitute a quorum for any action of the Board. Pursuant to the Restated Bylaws, a director affiliated with the Bain Sponsor Entities must be present to constitute a quorum for any action of the Board.

Preferential Rights

        Under our Bylaws in effect as of the date of this Information Statement, the H.I.G. Sponsor Entities have certain preferential rights. Pursuant to the Restated Bylaws, all such preferential rights will instead apply to the Bain Sponsor Entities.

Effective Date of the Amended and Restated Bylaws

        The Restated Bylaws will become effective upon the Preferred Stock Closing which will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Transaction Approval Record Date.

Anti-Takeover Effects of Delaware Law and Our Amended and Restated Certificate of
Incorporation, Amended and Restated Bylaws and Certificate of Designations

        Certain provisions of Delaware law, our Restated Charter, our Restated Bylaws and Certificate of Designations contain provisions that could, once effective, have the effect of delaying, deferring or discouraging another party from acquiring control of us, many of which are also contained in the Certificate of Incorporation and Bylaws in effect as of the date hereof. These provisions, which are summarized below, may have the effect of discouraging coercive takeover practices and inadequate takeover bids. These provisions are also designed, in part, to encourage persons seeking to acquire control of us to first negotiate with the Board. We believe that the benefits of increased protection of our potential ability to negotiate with an unfriendly or unsolicited acquirer outweigh the disadvantages of discouraging a proposal to acquire us because negotiation of these proposals could result in an improvement of their terms.

Board Composition and Filling Vacancies

        Our Restated Charter will provide that any director may be removed only for cause, by the holders of at least 75% of the shares then entitled to vote at an election of directors, voting together as a single class. Directors will be elected at the annual meeting of the stockholders and each director elected will hold office until his successor is elected and qualified. Vacancies on the Board and newly created directorships will be filled exclusively by a majority of the directors then in office, although less than a quorum, or by a sole remaining director; except that (i) any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of a majority of the then outstanding voting stock and (ii) prior to the Trigger Date, vacancies will be filled by vote of a majority of the then outstanding voting stock. A director elected to fill a vacancy will be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

Classified Board

        Our Restated Charter and Restated Bylaws will provide for a classified Board. The Board is divided into three classes of approximately equal size. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The division of the three classes and their respective election dates are as follows:

  •
  the Class I director's term will expire at the annual meeting of stockholders to be held in 2019.

  •
  the Class II director's term will expire at the annual meeting of stockholders to be held in 2020.

  •
  the Class III directors' term will expire at the annual meeting of stockholders to be held in 2018.

        Our Restated Charter will provide that the size of the Board shall be fixed from time to time by a majority vote of the Board, with a maximum of 15 members, provided that, prior to the Trigger Date, the size of the Board will be determined by the affirmative vote of holders of a majority of our Common Stock.

        Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of the Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control.

Meetings of Stockholders

        Our Restated Charter and Restated Bylaws will provide that special meetings of our stockholders may be called only (i) by or at the direction of the Board pursuant to a written resolution adopted by a majority of the total number of directors on the entire board or (ii) prior to the Trigger Date, by the Secretary of the Company at the request of holders of 50% or more of the outstanding shares of Common Stock, and only business relating to the purpose of purposes stated in the notice of the meeting may be transacted. Our Restated Bylaws will limit the business that may be conducted at an annual meeting of stockholders to those matters properly brought before the meeting.

Advance Notice Requirements

        Our Restated Bylaws will establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders. These procedures will provide that notice of stockholder proposals must be timely given in writing to our corporate secretary prior to the meeting at which the action is to be taken. Generally, to be timely, notice must be received at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary date of the annual meeting for the preceding year, or, if there was no annual meeting in the prior year or if the date of the current year's annual meeting is more than 30 days before or after the anniversary date, on or before 10 days after the day on which the date of the current year's annual meeting is disclosed in a public announcement. Our Restated Bylaws will specify the requirements as to form and content of all stockholders' notices. These requirements may preclude stockholders from bringing matters before the stockholders at an annual or special meeting.

Amendment to Restated Bylaws

        The Board may from time to time make, alter, amend or repeal the Restated Bylaws, and the stockholders may change or amend or repeal these Restated Bylaws, but after the Trigger Date, by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock entitled to vote with respect thereto, voting as a single class will be required in addition to any other vote otherwise required by law.

Forum Selection Clause

        Our Restated Charter will provide that, subject to limited exceptions, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any of our directors, officers or other employees to us or our stockholders, (iii) any action asserting a claim against us arising pursuant to any provision of the DGCL, our Restated Charter and our Restated Bylaws or (iv) any other action asserting a claim against us that is governed by the internal affairs doctrine (each, a "Covered Proceeding"). Any person or entity purchasing or otherwise acquiring any interest in shares of our stock shall be deemed to have notice of and to have consented to these provisions. These provisions may limit a stockholder's ability to bring a claim in a judicial forum that it finds favorable for disputes with us or our directors, officers or other employees, which may discourage such lawsuits against us and our directors, officers and employees.

Issuance of Preferred Stock

        In addition, the Board has the right to issue preferred stock without stockholder approval that could be used to dilute a potential hostile acquirer.

Restrictions on Certain Business Combinations

        Our Restated Charter will also impose some restrictions on mergers and other business combinations between us and any holder of 15.0% or more of our outstanding Common Stock other than affiliates of the Sponsor Entities.

Change of Control Redemption at Option of Holders of Series A Preferred Stock

        The Certificate of Designations will provide that the holders of Series A Preferred Stock may cause the Company to redeem the shares of Series A Preferred Stock upon the occurrence of certain change of control transactions of the Company for cash pursuant to and subject to the terms and conditions of the Certificate of Designations.

Bain Sponsor Entities Consent for Change of Control Transactions

        As long as the Bain Sponsor Entities continue to own the Required Percentage, without the prior written consent of holders of at least the majority of the then-outstanding shares of Series A Preferred Stock, voting as a separate class, the Company will not be able to, and will not permit any of the Company's subsidiaries to, effect certain change of control transactions.

 ACTION NO. 4

ELECTION AND APPOINTMENT OF DIRECTORS

Reasons for Stockholder Approval and Stockholder Action

        The Company's Board currently consists of six directors, with five directors currently serving on the Board and one vacancy. In accordance with the Certificate of Incorporation and Bylaws, the Board is divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. There currently exists one vacancy on the Board with respect to a Class III director. The division of the three classes and their respective election dates are as follows:

  •
  the Class III directors' term will expire at the annual meeting of stockholders to be held in 2018.

  •
  the Class I director's term will expire at the annual meeting of stockholders to be held in 2019.

  •
  the Class II director's term will expire at the annual meeting of stockholders to be held in 2020.

        Our Certificate of Incorporation provides that prior to the Trigger Date, vacancies on the Board will be filled by a vote of a majority of the then outstanding Common Stock.

        On May 30, 2017, the Board unanimously nominated Mr. Gordon to fill the Class III vacancy, and unanimously recommended his appointment as a Class III director to the stockholders of the Company, in each case, effective upon the Preferred Stock Closing. On May 30, 2017, the Consenting Stockholder holding approximately 54% of our outstanding shares of Common Stock on May 30, 2017 elected Mr. Gordon as a Class III director, effective upon the Preferred Stock Closing.

Description of Election and Appointment of Directors

        Pursuant to the Common Stock Purchase Agreement, the Company and H.I.G. have also agreed to take all required action to appoint the Bain Designees to the Board effective upon the Preferred Stock Closing. Bain Capital designated Messrs. Gordon and O'Reilly as the two Bain Designees and requested that Mr. Gordon be appointed as a Class III director and Mr. O'Reilly be appointed as a Class II director.

        Pursuant to its rights under the Common Stock Purchase Agreement, Bain Capital has requested the resignation of Mr. Lozow, as a director on the Board who is affiliated with H.I.G., effective upon the Common Stock Closing. On May 30, 2017, Mr. Lozow notified the Company of his resignation from the Board, including all committees thereof and the boards of directors of all of the Company's subsidiaries on which he serves, effective upon the Common Stock Closing.

        On May 30, 2017, the Board unanimously nominated Mr. Gordon to fill the Class III vacancy, and unanimously recommended his appointment as a Class III director to the stockholders of the Company, in each case, effective upon the Preferred Stock Closing.

        In connection therewith, on May 30, 2017, the Consenting Stockholder, acting by written consent in lieu of a meeting of the stockholders of the Company in accordance with the DGCL and the Company's Certificate of Incorporation and Bylaws, approved, effective upon the Preferred Stock Closing: (i) the election of Mr. Gordon to the Board to fill the Class III vacancy and serve as a Class III director, which class will stand for re-election at the 2018 annual meeting of stockholders and (ii) the Board Expansion to effectuate the appointment of Mr. O'Reilly to the Board upon the Preferred Stock Closing. Pursuant to the Certificate of Incorporation, newly created directorships shall be filled by a vote of a majority of the directors then on the Board. On May 30, 2017, the Board also conditionally appointed Mr. O'Reilly as a Class II director, which appointment assumed the fulfillment of an assessment with respect to Mr. O'Reilly's independence. On June 22, 2017, such assessment was concluded. Mr. O'Reilly will therefore be appointed as a Class II director effective upon (i) the Board

Expansion and (ii) the Preferred Stock Closing (which date, for the avoidance of doubt, will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Board Matters Record Date). Class II directors will stand for re-election at the 2020 annual meeting of stockholders.

        Each of Messrs. Gordon and O'Reilly has consented to being named in this Information Statement and to serve following the effective time of their respective appointments.

        The biographical descriptions of Messrs. Gordon and O'Reilly that follow include the specific experience, qualifications, attributes and skills that the Board considered in making a conclusion as to whether each of the Bain Designees should serve as a director.

Name	Age	Position
Christopher R. Gordon	44	Class III Director
T. Devin O'Reilly	43	Class II Director

        Christopher R. Gordon joined Bain Capital Private Equity in 1997 and has served as a Managing Director since 2009. Prior to joining Bain Capital Private Equity, Mr. Gordon was a consultant at Bain & Company, Inc. Mr. Gordon holds an MBA from Harvard Business School and an AB in Economics from Harvard College. Mr. Gordon currently serves as a director of Aveanna Healthcare, Acadia Healthcare Company, Inc., Beacon Health Options, Grupo Notre Dame Intermedica, Kestra Medical Technologies, Inc., Navicure and QuVa Pharma, Inc. Mr. Gordon formerly served as a director of Quintiles IMS Holdings, Inc., Physio Control, Hospital Corporation of America, Air Medical Holdings Group and SunGard Data Systems. Mr. Gordon also serves on the board of directors for Year Up—Boston, the Boston Medical Center Foundation Board, the Boston Medical Center Health Plan Board and serves as a Trustee of the Dana Farber Cancer Center. Our Board believes that Mr. Gordon is qualified to serve as a director due to, among other things, his experience in the healthcare industry and his general business and financial acumen.

        T. Devin O'Reilly joined Bain Capital Private Equity in 2005 and has served as a Managing Director since 2013. Prior to joining Bain Capital Private Equity, Mr. O'Reilly was a consultant at Bain & Company where he consulted for private equity and healthcare industry clients. Previously, he spent several years in the software industry in corporate development and general management roles. Mr. O'Reilly received an MBA from The Wharton School at the University of Pennsylvania, and graduated with a BA from Princeton University. Mr. O'Reilly currently serves as a director of Atento S.A., Aveanna Healthcare and Grupo Notre Dame Intermedica. Mr. O'Reilly formerly served as a director of Bio Products Laboratory and Brakes Bros. Our Board believes that Mr. O'Reilly is qualified to serve as a director due to, among other things, his experience in the healthcare industry and his general business and financial acumen.

Directors Continuing in Office

        The following table sets forth the name, age (as of June 1, 2017) and position of individuals who currently serve as the directors of Surgery Partners, Inc.

Name	Age	Position
Matthew I. Lozow	39	Class II Director
Brent Turner	51	Class II Director
Michael T. Doyle	44	Class III Director, Chief Executive Officer
Teresa DeLuca, M.D.	52	Class I Director
Adam Feinstein	45	Class I Director

        Class III Directors.    The following directors have terms ending in 2018:

        Michael T. Doyle has served as the Chief Executive Officer and Director of Surgery Center Holdings, Inc. since 2009, Chief Executive Officer of Surgery Partners, Inc. since April 2015 and Director of Surgery Partners, Inc. since August 2015. He has been with the Company since 2004, previously as President and Chief Operating Officer. Prior to that, Mr. Doyle worked at HealthSouth, Corporation, a large healthcare organization, for nine years where he held a variety of leadership positions and left as Senior Vice President of Operations. Mr. Doyle holds a B.S. in Physiotherapy from Dalhousie University in Halifax, Nova Scotia and an M.B.A. from Troy State University.

        Class I Directors.    The following directors have terms ending in 2019:

        Teresa DeLuca, M.D. has served as Director of Surgery Partners, Inc. since September 2016. Dr. DeLuca is an Assistant Clinical professor of psychiatry at the Icahn School of Medicine at Mount Sinai in New York City and serves on the editorial board of the American Health & Drug Benefit Journal. She was previously the Chief Medical Officer of Magellan Pharmacy Solutions at Magellan Health, SVP of Pharmacy Health Solutions at Humana, VP of Clinical Sales Solutions & National Medical Director at Walgreen Co., and VP of Personalized Medicine as well as VP of Medical Policy & Clinical Quality at Medco. Prior to taking on these executive leadership roles, Dr. DeLuca was a Senior Director of Global Product Development Services at PRA International and a Senior Medical Scientist at GlaxoSmithKline. Dr. DeLuca received her M.B.A. from Drexel University and her residency (M.D.) from Jefferson Medical College of Thomas Jefferson University.

        Adam Feinstein has served as Director of Surgery Partners, Inc. since August 2015. Mr. Feinstein co-founded Vesey Street Capital Partners, L.L.C., a healthcare services private equity fund, in 2014 and has been a Managing Partner since that time. From 2012 to 2014, Mr. Feinstein served as the Senior Vice President of Corporate Development, Strategic Planning and Office of the CEO at LabCorp and prior to that served as a Managing Director in Equity Research at Barclays Capital. He is a board member at ScribeAmerica, the nation's leading provider of medical scribes, and Imedex, a leading provider of accredited medical education. Mr. Feinstein is a CFA charterholder and has a B.S. in Business from the Smith School at the University of Maryland at College Park. He also completed the Nashville Healthcare Council Fellows program.

        Class II Directors.    The following directors have terms ending in 2020:

        Matthew I. Lozow has served as Director of Surgery Center Holdings, Inc. since 2014 and as Director of Surgery Partners, Inc. since April 2015. Mr. Lozow joined H.I.G. Capital in 2009 and is now a Managing Director in the New York office. Prior to joining H.I.G., Mr. Lozow worked with private equity firms including Audax Private Equity and began his career as a consultant with Bain & Company. Mr. Lozow holds a B.S. in Engineering from M.I.T. and an M.B.A. from The Wharton School of the University of Pennsylvania. On May 30, 2017, Mr. Lozow notified the Company of his resignation from the Board, including all committees thereof, effective upon the Common Stock Closing.

        Brent Turner has served as Director of Surgery Partners, Inc. since December 2015. Mr. Turner is currently the President of Acadia Healthcare Company Inc. (NASDAQ: ACHC), and has served as the President since joining Acadia in 2011. Prior to joining Acadia, Mr. Turner served as the Executive Vice President of Finance and Administration of Psychiatric Solutions, Inc. Mr. Turner serves on the Board of Directors of LHC Group, Inc. (NASDAQ: LHCG) and the National Association of Psychiatric Health Systems (NAPHS). Mr. Turner holds a B.A. in Economics from Vanderbilt University and an M.B.A. from the Vanderbilt Owen Graduate School of Management.

 RELATED PERSON TRANSACTIONS

        The following is a description of transactions since January 1, 2016, in which (a) we are a participant, (b) the amount involved exceeds $120,000 and (c) one or more of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a "related person," has a direct or indirect material interest. We refer to these as "related person transactions."

The Transactions and Control Relationships

        The information in this Information Statement appearing beginning with the headline "Description of the Transactions and the Change in Control" is incorporated by reference herein.

        H.I.G. Capital and its affiliates beneficially own approximately 54% of our outstanding Common Stock. As a result, H.I.G. Capital could potentially have significant influence over all matters presented to our stockholders for approval, including the election and removal of our directors and change in control transactions. The interests of H.I.G. Capital may not always coincide with the interests of the other holders of our Common Stock. Upon the Preferred Stock Closing and the Common Stock Closing, assuming an issuance of 320,000 shares of Series A Preferred Stock and calculated based on the number of shares of Common Stock of the Company outstanding on May 10, 2017, the Series A Preferred Stock and the Common Stock acquired by Bain Capital and its affiliates in the Transactions will represent approximately 66% of the voting power of all classes of capital stock of Surgery Partners. As such, Bain Capital could potentially have significant influence over all matters presented to our stockholders for approval, including the election and removal of our directors and change in control transactions. The interests of Bain Capital may not always coincide with the interests of the other holders of our Common Stock.

        In addition, we are a "controlled company" under the corporate governance standards of The NASDAQ Stock Market LLC ("NASDAQ") and, therefore, we avail to take advantage of certain exemptions from listing requirements, as applicable. Accordingly, our stockholders will not have the same protection with respect to corporate governance requirements afforded to stockholders of companies that are subject to all of NASDAQ corporate governance requirements, as applicable, and the influence of our independent directors may be reduced.

Tax Receivable Agreement

        In connection with the Private Sale, on May 9, 2017, the Company and H.I.G., in its capacity as the Stockholders Representative, entered into an agreement to amend that certain Income Tax Receivable Agreement, dated September 30, 2015 (as amended, the "TRA"), by and between the Company, H.I.G. (in its capacity as the Stockholders Representative) and the other parties referred to therein that was entered into in connection with the reorganization undertaken to facilitate our initial public offering. Pursuant to the amendment to the TRA, the Company agreed to make payments to H.I.G. in its capacity as the Stockholders Representative pursuant to a fixed payment schedule. The amounts payable under the TRA are calculated as the product of (i) an annual base amount and (ii) the maximum corporate federal income tax rate for the applicable year plus three percent. The amounts payable under the TRA are related to our projected realized tax savings over the next five years and are not dependent on our actual tax savings. Further, the amounts payable pursuant to the TRA will be adjusted downward in the event that the maximum corporate federal income tax rate is reduced. The Company expects that the payments we will be required to make under the TRA will be substantial. Assuming our effective tax rate is 38% throughout the term of the TRA we expect to be required to pay to H.I.G., in its capacity as the Stockholders Representative, an aggregate amount equal to $120,466,452. To the extent that we are unable to make payments under the TRA and such inability is a result of the terms of credit agreements and other debt documents that are materially more restrictive than those existing as of the date of the TRA, such payments will be deferred and will accrue interest at a rate of LIBOR plus 500 basis points until paid. If the terms of such credit agreements and other debt documents cause us to be unable to make payments under the TRA and such terms are not materially more restrictive than those existing as of the date of the TRA, such payments will be deferred and will accrue interest at a rate of LIBOR plus 300 basis points until paid.

Registration Rights Agreement

        In connection with our initial public offering, we entered into a registration rights agreement with certain of the owners of Surgery Center Holdings, LLC prior to our initial public offering ("IPO"). Pursuant to the registration rights agreement, beginning 180 days after the date of our prospectus, certain of our pre-IPO owners of Surgery Center Holdings, LLC, their affiliates and certain transferees, will have the right, under certain circumstances and subject to certain restrictions, to require us to register for resale the shares of our Common Stock to be sold by them.

        The Company, upon the Preferred Stock Closing, has agreed to enter into the Restated Registration Rights Agreement with certain stockholders of the Company and certain other parties thereto, including Bain Capital and certain of its affiliates. Pursuant to the Restated Registration Rights Agreement, the Company will agree to file a registration statement for a public offering of shares, upon the request of Bain Capital and certain of its affiliates, and to use commercially reasonable efforts to effect the registration under the Securities Act of the registrable shares, subject to certain limitations as described in the Restated Registration Rights Agreement, including a minimum net aggregate offering price and a limitation on the number of registrations the Company shall be required to effect. Surgery Partners will also agree to provide "piggy back," "short-form" and shelf registration rights with respect to the registrable shares, each as described in the Restated Registration Rights Agreement.

Indemnification Agreements

        We entered into indemnification agreements with each of our directors and executive officers subsequent to our initial public offering and will enter into indemnification agreements with the Bain Designees upon the effective time of their appointment to the board. These agreements require us to indemnify these individuals and, in certain cases, affiliates of such individuals, to the fullest extent permissible under Delaware law against liabilities that may arise by reason of their service to us or at our direction, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Related Person Transactions Policy

        We have adopted a formal written policy with respect to the review, approval and ratification of related person transactions. Under the policy, our Audit Committee of the Board (the "Audit Committee") is responsible for reviewing and approving related person transactions. In the course of its review and approval of related person transactions, our Audit Committee considers the relevant facts and circumstances to decide whether to approve such transactions, including, but not limited to:

  •
  the impact on a director's independence in the event the related person is a director or an immediate family member of the director;

  •
  the benefits to us of the proposed transaction;

  •
  if applicable, the availability of other sources of comparable products or services; and

  •
  the terms of the transaction; and

  •
  the terms available to an unrelated third party or to employees generally.

        The Audit Committee may also include such factors as: the related person's relationship to us and interest in the transaction, and the material facts of the proposed transaction, including the proposed aggregate value of the transaction. The Audit Committee may approve only those transactions that are in, or are not inconsistent with, our best interests and those of our stockholders, as the Audit Committee determines in good faith.

        We did not have a written policy regarding the review and approval of related person transactions prior to our IPO. Nevertheless, with respect to such transactions, it was our policy for our Board to consider the nature of and business reason for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interest. We believe that we have executed all of the transactions set forth under the section entitled "Related Party Transactions" of the Surgery Partners, Inc. Proxy Statement on Schedule 14A, filed with the SEC on April 17, 2017 (the "Proxy Statement") on terms no less favorable to us than we could have obtained from unaffiliated third parties. It is our intention to ensure that all future transactions between us and our officers, directors and principal stockholders and their affiliates, are approved by the Audit Committee, and are on terms no less favorable to us than those that we could obtain from unaffiliated third parties.

 CORPORATE GOVERNANCE

Director Independence

        The listing standards of NASDAQ generally require that listed companies have a majority of independent directors, that compensation committees of listed companies be comprised entirely of independent directors and that nominating committees of listed companies be comprised entirely of independent directors. We are "controlled company" under NASDAQ corporate governance standards as an affiliate of H.I.G. Capital owns more than 50% of the total outstanding voting power of our Common Stock. As a "controlled company," we may elect to not comply with certain governance requirements, including the requirements to (i) have a majority of independent directors, (ii) maintain a compensation committee composed entirely of independent directors and (iii) maintain a corporate governance and nominating committee composed of independent directors or have the responsibilities that would otherwise be undertaken by a corporate governance and nominating committee undertaken solely by the independent directors of the board of directors. We currently avail ourselves of certain available exemptions. Accordingly, our stockholders will not have the same protection afforded to stockholders of companies that are subject to all of NASDAQ corporate governance requirements and the ability of our independent directors to influence our business policies and affairs may be reduced. When we cease to be a controlled company, we will be required to comply with these provisions within the transition periods specified in NASDAQ rules.

        The Board has reviewed the independence of our directors based on the corporate governance standards of NASDAQ. Based on this review, the Board determined that each of Matthew I. Lozow, Brent Turner, Christopher Laitala (who resigned from the Board effective May 3, 2017), Teresa DeLuca and Adam Feinstein is independent within the meaning of the corporate governance standards of NASDAQ. In making this determination, our Board considered the relationships that each of these non-employee directors has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock held by each non-employee director. As required under applicable NASDAQ rules, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

        These exemptions do not modify the independence requirements for our Audit Committee, and we comply with the applicable requirements of the Sarbanes-Oxley Act and NASDAQ rules with respect to our Audit Committee. See "Committees of the Board—Audit Committee" below.

Board Leadership Structure

        Prior to the date on which affiliates of H.I.G. Capital cease to beneficially own at least a majority of our then outstanding Common Stock, the size of our Board, and vacancies on our Board, will each be determined by the affirmative vote of at least a majority of our then outstanding Common Stock. Following such date, the size of our Board will be determined by the affirmative vote of a majority of our Board and vacancies will be filled by the affirmative vote of our Board, provided that, any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by affirmative vote of a majority of our then outstanding Common Stock. The term of office for each director will be until his or her successor is elected at our annual meeting or his or her death, resignation or removal, whichever is earliest to occur. Stockholders will elect directors each year at our annual meeting.

        Our Bylaws provide maximum flexibility to the Board in choosing a Chairman of the Board and a Chief Executive Officer. The Bylaws provide that such offices may be held by different people or the same person, as determined by the Board. This flexibility allows the Board to determine whether it is in the best interest of the Company and our stockholders to combine the roles of Chief Executive Officer and Chairman of the Board in the same person.

Selection of New Directors

        The Board is responsible for selecting its own members for election by the stockholders with direct input from the Chief Executive Officer. It is the policy of the Board that directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of the Company's stakeholders. It is also the policy of the Board that the composition of the Board at all times adhere to the standards of independence promulgated by the NASDAQ and as further clarified above under "Director Independence." The Board believes that each director should possess a combination of skills, professional experience and diversity of viewpoints necessary to oversee the Company's business. In addition, it believes that there are certain attributes that every director should possess, as reflected in its membership criteria. Accordingly, the Board considers the qualifications of directors and director candidates individually and in the broader context of its overall composition and the Company's current and future needs. Among other things, the Board has determined that it is important to have directors with the following skills and experiences: leadership experience, as directors with experience in significant leadership positions possess strong abilities to motivate and manage others and to identify and develop leadership qualities in others; knowledge of the Company's industry, particularly physician and patient relations, which is relevant to understanding the Company's business and strategy; operations experience, as it gives directors a practical understanding of developing, implementing and assessing the Company's business strategy and operating plan; risk management experience, which is relevant to oversight of the risks facing the Company's business; financial/accounting experience, particularly knowledge of finance and financial reporting processes, which is relevant to understanding and evaluating the Company's capital structure, financial statements and reporting requirements; and strategic planning experience, which is relevant to the Board's review of the Company's strategies and monitoring their implementation and results.

        The Board also requires that each director be able to dedicate sufficient time to ensure the diligent performance of his or her duties on the Company's behalf, including attending all Board and applicable committee meetings. In general, the Board does not have a policy limiting the number of other public company boards of directors upon which a director may sit. However, the Board shall consider the number of other boards of directors (or comparable governing bodies), particularly with respect to public companies, on which a prospective nominee is a member. Although the Board does not impose a limit on outside directorships, it does recognize the substantial time commitments attendant to membership on the Board and expects that directors devote all such time as is necessary to fulfill their accompanying responsibilities, both in terms of preparation for, and attendance and participation at, meetings.

Board Meeting Attendance

        Under our Corporate Governance Guidelines, directors are expected to use their reasonable best efforts to attend all or substantially all Board meetings and meetings of the committees of the Board on which they serve, as well as annual meetings of stockholders. During 2016, there were four meetings of our Board, and the committees of the Board met a total of four times. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board and (ii) the total number of meetings of committees of the Board for the period during which the director served on the Board or such committee in 2016.

Board's Role in Risk Oversight

        Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Our Board, primarily through its Audit Committee, oversees an enterprise-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value.

Committees of the Board

        We have an Audit Committee and a Compensation Committee with the composition and responsibilities described below. Each committee operates under a charter that is approved by our Board. The members of each committee are appointed by the Board and serve until their successor is elected and qualified, unless they are earlier removed or resign. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. Our Board has determined that Matthew I. Lozow, Brent Turner, Teresa DeLuca and Adam Feinstein are independent directors under NASDAQ rules and Exchange Act rules.

        Because we avail ourselves of certain exceptions applicable to "controlled companies" under NASDAQ listing rules, the responsibilities that would otherwise be undertaken by a nominating committee or solely by a majority of independent directors of the board of directors will be undertaken by the full board of directors, or, at its discretion, by a special committee established under the direction of the full board of directors. The controlled company exception does not modify the independence requirements for the audit committee and we comply with the audit committee requirements of the Sarbanes-Oxley Act and the rules of NASDAQ.

Audit Committee

        We have a separately standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The purpose of the Audit Committee is set forth in the Audit Committee charter. The Audit Committee's primary duties and responsibilities are to:

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  Appoint or replace, compensate and oversee the outside auditors for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for us. The outside auditors will report directly to the Audit Committee.

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  Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our outside auditors, subject to de minimis exceptions which are approved by the Audit Committee prior to the completion of the audit.

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  Review and discuss with management and the outside auditors the annual audited and quarterly unaudited financial statements, our disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Proxy Statement and the selection, application and disclosure of critical accounting policies and practices used in such financial statements.

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  Review and approve all related party transactions as defined under Item 404(a) of Regulation S-K.

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  Discuss with management and the outside auditors significant financial reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in our selection or application of accounting principles, any major issues as to the adequacy of our internal controls and any special steps adopted in light of material control deficiencies.

        The Audit Committee consists of Brent Turner, Teresa DeLuca and Adam Feinstein. Mr. Feinstein is both an independent director and an "audit committee financial expert" within the meaning of Item 407 of Regulation S-K, and serves as chair of the audit committee. In addition, Mr. Turner and Ms. DeLuca are also independent directors within the meaning of Item 407 of Regulation S-K. A copy of the Audit Committee charter, which satisfies the applicable standards of the SEC and NASDAQ, is available on the "Investors-Corporate Governance" page of our website at www.surgerypartners.com.

        As described in the Report of the Audit Committee contained in the Proxy Statement, the Audit Committee (i) reviewed and discussed with management the Company's audited consolidated financial statements as of, and for, the year ended December 31, 2016, (ii) discussed with the independent registered public accountants, Ernst & Young, LLP, the matters required to be discussed by Statement on Auditing Standard No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board (the "PCAOB"), (iii) received and reviewed the written disclosures and the letter from Ernst & Young, LLP required by applicable rules of the PCAOB regarding Ernst & Young, LLP's communications with the Audit Committee concerning independence, and discussed with Ernst & Young, LLP their independence and (iv) based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements as of, and for, the year ended December 31, 2016 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Compensation Committee

        The purpose of the Compensation Committee is to assist the Board in fulfilling its responsibilities relating to oversight of the compensation of our directors, executive officers and other employees and the administration of our benefits and equity-based compensation programs. Our Board has adopted a written charter under which the Compensation Committee operates. A copy of the charter, which satisfies the applicable standards of the SEC and NASDAQ, is available on the "Investors-Corporate Governance" page of our website at www.surgerypartners.com. The Compensation Committee annually reviews and assesses the adequacy of its charter.

        The Compensation Committee's primary duties and responsibilities are to:

  •
  Review and approve corporate goals and objectives relevant to the compensation of the Company's Chief Executive Officer (the "CEO") and the officers of the Company who report directly to the CEO and all officers who are "insiders" subject to Section 16 of the Exchange Act (collectively, the "Senior Officers"), evaluate the performance of the CEO and other Senior Officers in light of those goals and objectives and, either as a committee or together with the other independent directors, determine and approve, or recommend to the Board for approval, the compensation levels for the CEO and other Senior Officers based on this evaluation, with the deliberations and voting on the CEO's compensation to be conducted without the CEO present;

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  Make recommendations to the Board about the compensation of the directors;

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  Review and administer the Company's equity-based compensation plans, management incentive compensation plans and deferred compensation plans and make recommendations to the Board about amendments to such plans and the adoption of any new compensation plans;

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  Recommend to the Board any ownership guidelines for the Senior Officers, other executives and non-employee directors, and periodically assess these guidelines and recommend revisions as appropriate;

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  Review and establish the Company's overall management compensation and benefits philosophy and policies;

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  Produce a Compensation Committee report on executive compensation for inclusion in the Company's annual proxy statement in accordance with Securities and Exchange Commission proxy and disclosure rules;

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  Review and approve all Senior Officer employment contracts and other compensatory, severance and change-in-control arrangements for current and former Senior Officers;

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  Establish and review periodically policies and procedures with respect to perquisites;

  •
  Review the Company's incentive compensation arrangements to determine whether they encourage excessive risk-taking, review and discuss at least annually the relationship between risk management policies and practices and compensation, and evaluate compensation policies and practices that could mitigate any such risk;

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  Review and assess the adequacy of the committee's charter and submit any changes to the Board for approval on an annual basis;

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  Maintain minutes of the committee's meetings and report its actions and any recommendations to the Board on a periodic basis; and

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  Annually perform, or participate in, an evaluation of the performance of the committee against the requirements of this Compensation Committee charter, the results of which shall be presented to the Board.

        As long as we are a controlled company, we are not required by NASDAQ rules to maintain a compensation committee comprised of independent directors. Notwithstanding that, the Compensation Committee consists of Brent Turner (chair), Matthew I. Lozow and Adam Feinstein, who are all independent under NASDAQ rules and Exchange Act rules.

Compensation Committee Interlocks and Insider Participation

        All compensation and related matters are reviewed by our Compensation Committee. None of the members of our Compensation Committee is or at any time during the year ended December 31, 2016 had been an officer or employee of ours. None of our executive officers currently serves or in the year ended December 31, 2016 had served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee. Our Chief Executive Officer has participated in discussions related to compensation of certain of our executive officers, but has not participated in any discussions regarding his own compensation. We have also retained a compensation consultant since our IPO to review the compensation of executive officers at peer group companies and assist in benchmarking appropriate compensation of our executive officers on a forward-looking basis.

Contacting the Board of Directors

        Stockholders wishing to communicate with our Board may do so by writing to the Board or to the non-employee members of the Board as a group, at:

  Surgery Partners, Inc.
  40 Burton Hills Boulevard, Suite 500
  Nashville, TN 37215
  Attention: General Counsel and Secretary

        The communication must prominently display the legend "BOARD COMMUNICATION" in order to indicate to the General Counsel and Secretary that it is a communication for the Board. Upon receiving such a communication, the General Counsel and Secretary will promptly forward the communication to the relevant individual or group to which it is addressed. Certain items that are unrelated to the Board's duties and responsibilities may be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys and business solicitations or advertisements. The General Counsel and Secretary will not forward any communication determined in his or her good faith belief to be frivolous, unduly hostile, threatening, illegal or similarly unsuitable.

 EXECUTIVE OFFICERS

Name	Age	Position
Michael T. Doyle	44	Chief Executive Officer, Director
Teresa F. Sparks	48	Executive Vice President, Chief Financial Officer
Jennifer B. Baldock	46	Senior Vice President, General Counsel and Secretary
John Crysel	63	Group President of Surgery Partners' National Group
Dennis Dean	44	Senior Vice President, Corporate Controller

Executive Officer Biographies

        Michael T. Doyle has served as the Chief Executive Officer and Director of Surgery Center Holdings, Inc. since 2009, Chief Executive Officer of Surgery Partners, Inc. since April 2015 and Director of Surgery Partners, Inc. since August 2015. He has been with the Company since 2004, previously as President and Chief Operating Officer. Prior to joining our Company, Mr. Doyle worked at HealthSouth, Corporation, a large healthcare organization, for nine years where he held a variety of leadership positions and left as Senior Vice President of Operations. Mr. Doyle holds a B.S. in Physiotherapy from Dalhousie University in Halifax, Nova Scotia and an M.B.A. from Troy State University.

        Teresa F. Sparks has served as Executive Vice President and Chief Financial Officer of Surgery Center Holdings, Inc. since our acquisition of Symbion in November 2014, and as Executive Vice President and Chief Financial Officer of Surgery Partners, Inc. since April 2015. Ms. Sparks previously served as Senior Vice President and Chief Financial Officer of Symbion Holdings Corporation and Symbion, Inc. from August 2007 to November 2014 and as Corporate Controller from Symbion's inception in 1996 through August 2007 and was named Vice President in December 2002. Prior to joining Symbion, she served as Assistant Controller for HealthWise of America, Inc., a managed care organization. Prior to joining HealthWise of America, Inc., Ms. Sparks was a senior healthcare auditor for Deloitte & Touche LLP. Ms. Sparks is a Certified Public Accountant (inactive) and holds a B.S. in Accounting and Business Administration from Trevecca Nazarene University.

        Jennifer B. Baldock has served as Senior Vice President, Secretary and General Counsel of Surgery Center Holdings, Inc. since our acquisition of Symbion in November 2014 and as Vice President, Secretary and General Counsel of Surgery Partners, Inc. since April 2015. Ms. Baldock previously served as General Counsel and Chief Compliance Officer of Symbion Holdings Corporation and Symbion, Inc. Prior to joining Symbion in 2010, she served as Assistant General Counsel for both Ambulatory Services of America and Renal Care Group. Prior to that, Ms. Baldock practiced law with Waller Lansden Dortch and Davis in Nashville, Tennessee, concentrating in corporate law with an emphasis on healthcare mergers and acquisitions. She is also a Certified Public Accountant (inactive). Ms. Baldock holds a Bachelor of Arts in Economics and Accounting from Lipscomb University and a Juris Doctor from the University of Alabama.

        John Crysel has served as Group President of Surgery Partner's National Group since our acquisition of Symbion in November 2014. Mr. Crysel previously served as National Group President of Symbion. Prior to joining Symbion in 2011, he served in a variety of hospital management positions with Hospital Corporation of America and HealthTrust in addition to pursuing various healthcare investment interests. Mr. Crysel holds a B.S. in Business Administration from the University of Alabama and an MSHA from the University of Alabama at Birmingham.

        Dennis Dean has served as Vice President and Corporate Controller of Surgery Center Holdings, Inc. since our acquisition of Symbion in November 2014 and as Senior Vice President and Corporate Controller of Surgery Partners, Inc. since April 2015. Mr. Dean previously served as Vice President and Corporate Controller of Symbion Holdings Corporation and Symbion, Inc. from January 2008 to November 2014. Prior to joining Symbion, he co-founded Resource Partners, LLC, a healthcare-focused financial consulting firm, and began his career at Deloitte & Touche LLP. He is also a Certified Public Accountant. Mr. Dean holds a B.S. in Accounting and an MAcc from Western Kentucky University.

 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        This Compensation Discussion and Analysis ("CD&A") is designed to provide an overview of our compensation philosophy and objectives, our compensation programs, and our decision making processes as they relate to our named executive officers for fiscal year 2016. This discussion is intended to, among other things, help our shareholders understand the detailed information provided in the compensation tables included in this Information Statement, and to put that information in the context of our overall compensation program for our named executive officers.

        Our named executive officers for fiscal year 2016 are:

Michael T. Doyle	Chief Executive Officer
Teresa F. Sparks	Executive Vice President, Chief Financial Officer
Jennifer B. Baldock	Senior Vice President, General Counsel and Secretary
John Crysel	Group President of Surgery Partners' National Group
Dennis Dean	Senior Vice President, Corporate Controller

Executive Summary

        Our executive compensation program reflects the Company's commitment to pay for performance and to strongly align the interests of the Company's management with those of our shareholders. In addition, our executive compensation program is designed to encourage our executives to take actions that support the Company's short-term financial goals but which also ensure the Company's ability to sustain strong shareholder value creation over the long term, irrespective of annual performance variability.

Overview of Our Executive Compensation Objectives

        Our long-term success is based on achieving key strategic, financial and operational goals each year. To drive achievement of and align focus with these goals, our executive compensation program is designed to:

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  Attract, retain and motivate talented executives with significant industry knowledge and the experience and leadership capability necessary for our corporate success.

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  Align the interests of our named executive officers with those of our shareholders by delivering a substantial portion of each officer's compensation through incentives that drive long-term enterprise value.

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  Provide a strong link between pay and performance by weighting total direct compensation toward performance-based incentive compensation that promotes achievement of short-term performance with annual cash incentive awards and supports long-term business objectives with performance-based stock grants.

Compensation Policies and Practices.

        We maintain the following compensation policies and practices that reflect our pay-for-performance philosophy and support long-term shareholder value:

  •
  Well-Balanced Compensation Program.  The structure of our executive compensation program includes a balanced mix of cash and equity compensation with a strong emphasis on performance-based and at-risk compensation.

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  Capped Annual Incentive Award Opportunities.  Our named executive officers' incentive award opportunities are capped and the value of their incentive awards is determined by performance with respect to performance metrics that promote long-term shareholder value.

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  Performance-based long-term incentives.  To align pay with performance, 50% of our long-term incentive awards are based on key financial performance objectives.

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  Multi-Year Vesting Periods.  To enhance retention and alignment with shareholders' interests, our long-term incentive awards are comprised of time-based and performance-based equity awards that vest over a three-year period.

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  Independent Decision Makers.  Our Compensation Committee is comprised solely of independent directors and works closely with an independent compensation consultant to monitor trends and best practices in executive compensation and make appropriate adjustments to our program to promote alignment with the interests of our shareholders.

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  Competitive Compensation Program and Practices.  The competitiveness of our executive compensation program is assessed by comparison to a group of peer companies that are comparable to us based on a variety of factors, including industry, revenue and market capitalization.

  •
  Double-Trigger Change of Control Benefits.  All equity grants are subject to "double-trigger" vesting in connection with a change of control (i.e. awards do not vest solely upon a change of control and require a qualifying termination of employment following the change of control).

  •
  Limited Perquisites.  We provide our named executive officers with limited perquisites that are narrowly tailored to enhance our retention of talent over the long term.

Compensation Framework: Policies and Process

Role of the Compensation Committee in Compensation Decisions

        Our Compensation Committee oversees our total compensation philosophy, compensation programs, equity incentive programs and benefit plans, and is responsible for reviewing and approving, or recommending that the Board approve, all components of our executive compensation program. New executive compensation plans and programs must be approved by the full Board based on recommendations made by our Compensation Committee. Our Compensation Committee reviews and recommends the compensation of our Chief Executive Officer, and our independent directors, acting as a group, approve the amounts to be awarded to him. After considering the assessment and recommendation of the Chief Executive Officer, our Compensation Committee determines and approves the compensation of all other named executive officers.

Role of the Independent Compensation Consultant

        Since October 2015, our Compensation Committee has retained Frederic W. Cook & Co., Inc. ("FW Cook"), an independent compensation consulting firm, to provide advice on executive compensation matters, including the types and levels of executive compensation and the competitiveness of our compensation programs as compared to our competitors for executive talent. FW Cook reports directly to our Compensation Committee and interacts with management at the Compensation Committee's direction. Our Compensation Committee and its chairperson have regular opportunities to meet with FW Cook in executive sessions without management present. The Compensation Committee considered the independence of FW Cook in light of current SEC rules and NASDAQ listing standards and concluded that no conflict of interest exists that would prevent FW Cook from independently advising the Compensation Committee.

Role of our Chief Executive Officer

        Our Chief Executive Officer annually reviews the performance of the other named executive officers, after which the Chief Executive Officer presents his conclusions and recommendations to the Compensation Committee for approval. Our Compensation Committee has absolute discretion as to whether it approves the recommendations of the Chief Executive Officer or makes adjustments, as it deems appropriate. The Chief Executive Officer may also work with the Compensation Committee to gather and compile data needed for benchmarking purposes or for other analysis conducted by the Compensation Committee's independent consultants and advisors.

Benchmarking

        Our Compensation Committee reviews competitive data for comparable executive positions in the market. External market data is used by the Compensation Committee as a point of reference in its executive pay decisions in conjunction with financial and individual performance data. In considering the competitive environment, the Compensation Committee reviews compensation information disclosed by a peer group of comparatively sized companies with which we compete for business and executive talent and information derived from published survey data that compares the elements of each executive officer's target total direct compensation to the market information for executives with similar roles. The Compensation Committee's independent compensation consultant compiles this information for the Compensation Committee and size-adjusts the published survey data to reflect our asset size in relation to the survey participants to more accurately reflect the scope of responsibility for each executive officer.

        The Compensation Committee, with input from its independent compensation consultant, annually reviews and selects the peer companies, which generally consist of publicly-traded healthcare companies. For 2016, the peer companies were selected primarily based upon the following criteria: (i) similar business operations/industry/competitors for investor capital, (ii) sales and market capitalization between approximately 1/3 and 3 times our sales and market capitalization, and (iii) competitors for executive talent. In 2016, our peer group consisted of the following 12 companies:

Adeptus Health Inc.	Envision Healthcare Corporation	Surgical Care Affiliates, Inc.
Alliance Healthcare Services, Inc.	Hanger, Inc.	The Ensign Group, Inc.
Amedisys, Inc.	HealthSouth Corporation	Tivity Health, Inc.
Diversicare Healthcare Services, Inc.	IPC Healthcare, Inc.	U.S. Physical Therapy, Inc.

Overview of 2016 Company Performance

        We believe that our named executive officers were instrumental in helping us drive results in 2016 and in assessing our competitive position and shaping a plan that will best position ourselves for continued growth in 2017 and beyond. Key performance highlights include:

  •
  Revenues increased 19.3% over 2015 to $1.1 billion

  •
  Same-facility revenues increased 12.2% over 2015 to $1.1 billion

  •
  Net income attributable to Surgery Partners increased to $9.5 million from $1.4 million in 2015

  •
  Adjusted EBITDA increased 13.4% over 2015 to $179.3 million

  •
  Diluted net income per share of $0.20 compared to $0.04 for 2015.

Elements of Named Executive Officer Compensation

        The following is a discussion of the primary elements of compensation for each of our named executive officers, which consisted of the following:

Element	Description	Primary Objectives
Base Salary	• Fixed cash payments paid over the fiscal year	• Attract and retain key talent • Provide competitive compensation • Recognize experience and performance
Short-Term Incentives	• Performance-based annual cash incentives	• Promote and reward achievement of the Company's annual financial and strategic objectives
Long-Term Incentives	• Restricted stock • Performance restricted stock units	• Used to retain and motivate senior management • Tie value earned to achievement of the Company's long-term goals
Retirement and Welfare Benefits	• 401(k) Plan • Supplemental Executive Retirement Plan • Medical, dental, vision, life insurance and disability insurance	• Provide tax-efficient retirement savings • Provide tax-efficient opportunity to supplement retirement savings • Provide competitive health and welfare benefits
Perquisites	• Commuting expense reimbursements and cell phone allowance	• Provide competitive ancillary benefits
Severance Benefits	• Cash and non-cash payments and benefits upon a qualifying termination of employment	• Provide a level of protection in the event of an involuntary termination of employment

        The Compensation Committee does not have a pre-established policy for the allocation between fixed compensation, such as base salary, and variable or "at risk" compensation, such as short-term cash and equity incentives. However, our Compensation Committee places a significant portion of total direct compensation for the named executive officers at risk. At risk compensation under the Company's cash incentive plans incentivizes our named executive officers to reach or exceed desired financial operating goals. Moreover, at risk compensation under the Company's equity incentive plans incentivizes our named executive officers because the full benefit of equity-based compensation cannot be realized unless our named executive officers are able to grow the value of our stock over several years.

Base salary

        It is the Company's philosophy that employees be paid a base salary that is competitive with the salaries paid by comparable organizations based on each employee's experience, performance and any other unique factors or qualifications. Generally, the Company has chosen to position cash compensation in a range around market median levels in order to remain competitive in attracting and retaining executive talent. FW Cook provides the Compensation Committee with benchmarking data, and our named executive officers are provided with a base salary within the market benchmarked range based on their unique situation. Actual base salaries paid vary within a range based on performance over time. The allocation of total cash compensation between base salary and annual bonus or incentives is based on a variety of factors. In addition to the market positioning of the base salary and the mix of total compensation, our Compensation Committee also takes into consideration the following:

  •
  the executive's performance;

  •
  the performance of the Company;

  •
  the performance of the individual business or corporate function for which the executive is responsible;

  •
  the nature and importance of the position and role within the Company;

  •
  the scope of the executive's responsibility; and

  •
  the current compensation package in place for the executive, including the executive's current annual salary and potential bonus awards under the Company's bonus plan.

        The chart below provides the base salary for each of our named executive officers for fiscal 2016, and a comparison against their base salaries for fiscal 2015.

Named Executive Officer	FY 2015 Base Salary	FY 2016 Base Salary	Percentage Increase
Michael T. Doyle	$442,308	$450,000	2%
Teresa F. Sparks	335,000	365,978	9%
Jennifer B. Baldock(1)	N/A	271,809	N/A
John Crysel	325,000	328,373	1%
Dennis Dean(1)	N/A	265,965	N/A

(1)
Ms. Baldock and Mr. Dean became named executive officers during 2016; therefore, in accordance with SEC rules, only the executive's compensation for 2016 is provided herein.

Short-term incentive awards

        The Company maintains an annual cash incentive plan under which our Compensation Committee determines annual bonuses for the Company's key employees, including our named executive officers, based on achievement of pre-established annual financial operating and performance goals. Each of our named executive officers (other than Mr. Doyle) has a target cash incentive percentage of base salary, based on their respective levels of management responsibility. Mr. Doyle is eligible to earn an annual cash bonus of up to $350,000. For 2016, the target cash incentive amounts for each of our named executive officers (other than Mr. Doyle) as a percentage of base salary were as follows:

Named Executive Officer	Target Cash Incentive (as % of salary)
Teresa F. Sparks	50%
Jennifer B. Baldock	40%
John Crysel	50%
Dennis Dean	30%

        Annual incentive cash payouts reflect the extent to which annual targets for performance goals are met or exceeded. Targets for performance goals are set with the intent that achievement will ultimately result in enhancement to shareholder value. When determining the targets, our Compensation Committee considers past financial performance of the Company and its internal estimates of the current-year planned financial performance. Growth expectations as well as improved profitability and operating efficiencies are the gauge by which meaningful targets are set and executive performance is measured.

        Our Compensation Committee uses two performance levels when setting cash incentive targets: threshold and target. The performance levels are set relative to the prior fiscal year's actual results and current fiscal year projections. In setting the performance levels for the year, our Compensation Committee seeks to motivate management to achieve or exceed the target level of performance, which is intended to be a stretch target. The threshold performance level is the minimum performance level required for any cash incentive payout under our annual cash incentive plan.

        For 2016, the primary financial goal for purposes of determining the cash incentive award payable to all of our named executive officers was based on Adjusted EBITDA. One hundred percent of the annual cash incentive awards payable to our named executive officers (other than Mr. Crysel) are based on achievement of Adjusted EBITDA targets established by our Compensation Committee (as described below). Mr. Crysel's cash incentive award is based fifty percent (50%) on these Adjusted EBITDA targets, and based fifty percent (50%) on EBITDA targets that relate solely to his business unit (as described below) ("Business Unit EBITDA"). Our Compensation Committee established the following Adjusted EBITDA performance scale, along with the range of cash incentive award payouts based on achieving the performance goals.

	Threshold	Target	Actual
Adjusted EBITDA (in millions)	$184.5	$192.2	$179.3
Payout	50%	100%	0%

        If the target level of Adjusted EBITDA of $192.2 million was achieved, our Compensation Committee would have awarded a target bonus amount to our named executive officers based on the targeted percentage of his or her base salary as referenced above. If the threshold level of Adjusted EBITDA of $184.5 million was achieved, our Compensation Committee would have awarded a threshold bonus amount to our named executive officers based on 50% of the target percentage of his or her base salary as referenced above. However, our Compensation Committee determined that the actual Adjusted EBITDA performance level of $179.3 million was below the threshold requirement. Therefore, no cash incentive awards were paid to Mr. Doyle, Ms. Sparks, Ms. Baldock and Mr. Dean for 2016 and Mr. Crysel did not receive the portion of his cash incentive award that related to the 2016 Adjusted EBITDA targets described above.

        For Mr. Crysel, our Compensation Committee established a Business Unit EBITDA target of $60.8 million for 2016. If the target level of Business Unit EBITDA of $60.8 million was achieved, Mr. Crysel would be entitled to one hundred percent (100%) of the portion of his cash incentive award attributable to the achievement of Business Unit EBITDA. If at least ninety six percent (96%) of Business Unit EBITDA is achieved, Mr. Crysel would be entitled to fifty percent (50%) of the portion of his cash incentive award attributable to the achievement of Business Unit EBITDA. Our Compensation Committee determined that the actual Business Unit EBITDA performance for 2016 was $63.5 million, which was above the target level. Therefore, Mr. Crysel received a bonus of $83,281.

Long-term equity incentive program

        Our long-term equity incentive program is designed to reward our named executive officers for Company performance, drive sustainable, long-term growth for our Company and our shareholders, and reinforce retention.

        In March 2016, we granted to our named executive officers time-based restricted stock awards that vest as to 33.3% on each of the first, second and third anniversaries of the date of grant, generally subject to the executive's continued employment. We believe that grants of time-based restricted stock foster employee share ownership, align the interests of our named executive officers with those of our shareholders, and enhance retention by vesting and generally requiring continued employment over a period of years.

        In early 2016, the Compensation Committee asked FW Cook to conduct a review of the long-term incentive practices of our compensation peer group. Based on that review, the Compensation Committee decided to modify our long-term equity incentive program to include grants of performance stock units ("PSUs") in addition to grants of time-based restricted stock. For 2016, the Compensation Committee determined that 50% of the value to be delivered under the Company's long-term equity incentive program would consist of time-based restricted stock and the remaining 50% would consist of PSUs.

        In August 2016, each of our named executive officers received a grant of PSUs. The PSUs provide our named executive officers with the opportunity to earn Company stock based on the extent to which the Company achieves performance objectives over a one-year performance period. Earned Company stock is then subject to an addition two-year vesting schedule (vesting as to 50% of the earned Company stock on each of the first and second anniversaries of the performance period end date, generally subject to the executive's continued employment), thereby creating a three-year period of alignment. Based on achievement of the performance objectives over the performance period, our named executive officers are able to earn 50% to 150% of the target PSUs; no Company stock is earned if performance is below the threshold level.

        Each named executive officer's 2016 long-term incentive award opportunity is shown in the table below.

		Time-based restricted stock (50%)		PSUs (50%)
Named Executive Officer	Target LTI Value ($)	$ value	# shares of Company stock	$ value	# units of Company stock
Michael T. Doyle	1,500,000	750,000	50,190	750,000	44,563
Teresa F. Sparks	500,000	250,000	16,370	250,000	14,854
Jennifer B. Baldock	300,000	150,000	10,040	150,000	8,912
John Crysel	300,000	150,000	10,040	150,000	8,912
Dennis Dean	300,000	150,000	10,040	150,000	8,912

        For 2016, the financial goal for purposes of determining the vesting of PSUs was based on Adjusted EBITDA. With assistance from FW Cook, the Compensation Committee determined the following Adjusted EBITDA performance scale, along with the range of equity incentive award payouts (in dollars) based on achievement of the performance goals.

	Threshold	Target	Maximum	Actual
Adjusted EBITDA (in millions)	$180.0	$188.0	$195.0	$179.3
Payout	50%	100%	150%	50%	*

*
Although the actual adjusted EBITDA result was below the threshold requirement, our Compensation Committee waived the threshold performance condition and permitted 50% of the PSUs to become earned and eligible to vest in accordance with the terms of the award. Our Compensation Committee decided it was appropriate and necessary to waive this condition in order to retain key talent as we continue to grow and develop as a public company, particularly because no named executive officer (other than Mr. Crysel) received a bonus under our annual cash incentive program for 2016.

Additional Equity Awards

        On March 17, 2016, the Compensation Committee approved an additional equity award to each of the named executive officers, excluding the CEO. The award was a restricted stock grant that vests 33.3% on each of the first, second and third anniversaries of the date of grant, generally subject to the executive's continued employment. This equity award was granted to enhance the stock ownership position of the named executive officers, to strengthen the retentive efforts of the current compensation program, and to provide additional reward for successful activities relating to our initial public offering in 2015. The size of the equity grant for each named executive officer is listed in the table below:

Named Executive Officer	Target Award $ Value	# of shares of Company Stock
Teresa F. Sparks	200,000	13,796
Jennifer B. Baldock	50,000	3,346
John Crysel	50,000	3,346
Dennis Dean	50,000	3,346

Employee benefits and perquisites

        All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, including medical, dental, vision, life and disability insurance. Our named executive officers participate in these plans on the same basis as other eligible employees. We do not maintain any supplemental health and welfare plans for our named executive officers.

        In 2016, we reimbursed Mr. Doyle for housing costs necessary to support his traveling several days per week to work in our corporate office in Nashville, Tennessee. The value of this benefit is included above in the "All Other Compensation" column of the Summary Compensation Table.

        Our named executive officers were also entitled to cell phone reimbursement in 2016. The aggregate dollar value of these benefits is less than $1,000 per executive.

Retirement plans

        The Company maintains a 401(k) plan in which eligible employees are permitted to participate. Prior to December 1, 2016, we also maintained the Symbion, Inc. 401(k) plan, in which eligible employees of Symbion, Inc. were permitted to participate. On December 1, 2016, the Symbion, Inc. 401(k) plan was merged into the Company's 401(k) plan; following such merger, all eligible employees of the Company are permitted to participate in the Company's 401(k) plan. The Company's 401(k) plan is a tax-qualified defined contribution retirement plan under which eligible employees may defer their eligible compensation, subject to the limits imposed by the Internal Revenue Code, and under which the Company may make discretionary matching contributions.

        We also maintain the Symbion, Inc. Supplemental Executive Retirement Plan (the "SERP"), a nonqualified deferred compensation plan, for certain former management of Symbion, Inc., including Ms. Sparks, Mr. Crysel, Ms. Baldock and Mr. Dean. Under the SERP, participants may elect to defer up to 25% of annual base salary and up to 50% of bonus each year. Eligible employees who elect to defer are also entitled to an annual Company contribution under the SERP equal to 2% of base salary.

Risk Management and Compensation

        Our Compensation Committee believes that the Company's compensation policies and practices are an integral part of the Board's risk management. Our Compensation Committee considers various features of our compensation policies and practices that discourage excessive or unnecessary risk taking, including but not limited to the following:

  •
  Appropriate pay philosophy, peer group and other market comparability data and market positioning to align with and support business objectives;

  •
  Effective balance in:

  •
  Cash and equity pay mix, including the use of restricted stock and PSUs, used to focus employees on mitigating downside risk while generating long-term gains;

  •
  Short- and longer-term performance focus, including caps on annual cash incentive awards; and,

  •
  Management and Board discretion to manage pay appropriately; and,

  •
  Compensation Committee oversight of our compensation policies and practices.

        Our Compensation Committee believes that the Company's executive compensation program does not encourage inappropriate risk-taking and the level of risk associated with the Company's compensation programs is not reasonably likely to have a material adverse effect on the Company.

Tax and Accounting Considerations

        The Company considers the tax and accounting aspects of the elements of compensation utilized by the Company in determining the most effective method to use to deliver executive compensation. Because our stock first became publicly traded in 2015, executive compensation paid in our 2016 fiscal year was not subject to Section 162(m), which limits the deductibility of compensation paid to certain individuals to $1 million, excluding qualifying performance-based compensation and certain other compensation. At such time as we are subject to the deduction limitations under Section 162(m), we expect that our Compensation Committee will consider the impact of Section 162(m) of the Code when structuring our executive compensation arrangements with our named executive officers. However, the Compensation Committee will retain flexibility to approve compensation arrangements that promote the objectives of the compensation program but that may not qualify for full or partial tax deductibility.

Compensation Committee Report

        The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis contained in the Proxy Statement which is reproduced in this Information Statement with the Company's management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis be included in the Proxy Statement. As of the date of the Proxy Statement, the members of the Compensation Committee were Brent Turner (Chairman), Christopher Laitala, Adam Feinstein and Matthew I. Lozow.

Summary Compensation Table

        The following table summarizes information regarding the compensation awarded to, earned by or paid to our named executive officers during 2016, 2015 and 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(5)	Total ($)
Michael T. Doyle	2016	450,000	—	1,500,000	—	44,250	1,994,250
Chief Executive Officer	2015	442,308	—	—	350,000	33,310	825,618
	2014	350,000	—	—	250,000	3,840,799	4,440,799
Teresa F. Sparks	2016	365,978	—	700,000	—	109,474	1,175,452
Executive Vice President	2015	335,000	100,000	—	167,500	8,672	611,172
and Chief Financial Officer	2014	267,348	—	940,109	167,500	282,793	1,657,750
Jennifer B. Baldock	2016	271,809	—	350,000	—	18,277	640,086
Senior Vice President, General
Counsel and Secretary(4)
John Crysel	2016	328,373	—	350,000	83,281	107,928	869,582
Group President of Surgery	2015	325,000	—	—	162,500	8,445	495,945
Partners' National Group	2014	265,682	—	578,528	133,291	263,598	1,241,099
Dennis Dean	2016	265,965	—	350,000	—	24,534	640,499
Senior Vice President,
Corporate Controller(4)

(1)
Reflects a bonus payment approved by the Board and paid to Ms. Sparks in connection with her work during our initial public offering.

(2)
Reflects the dollar amounts of the aggregate grant date fair value of restricted stock and PSUs granted to our named executive officers in 2016, as determined in accordance with ASC Topic 718. These amounts do not reflect the actual amounts that may be paid or realized by our named executive officers and exclude the effect of estimated forfeitures. The aggregate grant date fair value of the time-based restricted stock awards was calculated using the closing price of our Common Stock on the grant date. The aggregate grant date fair value of the PSUs was determined based on the probable outcome of the applicable performance conditions associated with such award. The award was valued based on a Monte Carlo grant date fair value of $16.83 per share. The aggregate grant date fair values of the named executive officers' PSUs, assuming the maximum level of performance, are: Mr. Doyle, $750,000; Ms. Sparks, $250,000; Ms. Baldock, $150,000; Mr. Crysel, $150,000; and Mr. Dean, $150,000.

(3)
Reflect the cash bonuses paid to our named executive officers for 2015 and 2014 under our annual cash incentive plan. No bonuses were paid pursuant to our annual cash incentive plan for 2016, other than to Mr. Crysel, who received a bonus in connection with achievement of certain operational targets specific to his business unit. Please refer to the section titled "Compensation Discussion and Analysis—Elements of named executive officer compensation—Short-term incentive awards" above for additional details regarding our 2016 bonus program.

(4)
Ms. Baldock and Mr. Dean became named executive officers during 2016; therefore, in accordance with SEC rules, only the executive's compensation for 2016 is provided herein.

(5)
Reflects the items set forth in the table below, as applicable to each named executive officer:

Name	Year	Company 401(k) match contributions ($)(a)	Company contributions under the SERP ($)(b)	Equity award related payments ($)		Company reimbursements for business- related housing ($)		Other		Total ($)
Michael T. Doyle	2016	5,300	—	—		38,950	(e)	—		44,250
	2015	5,300	—	—		28,010	(e)	—		33,310
	2014	5,200	—	3,807,411	(c)	28,188	(e)	—		3,840,799
Teresa F. Sparks	2016	3,975	6,700	97,899		—		900	(f)	109,474
	2015	1,072	6,700	—		—		900	(f)	8,672
	2014	1,076	4,998	275,819	(d)	—		900	(f)	282,793
Jennifer B. Baldock	2016	3,975	4,800	8,602		—		900	(f)	18,277
John Crysel	2016	3,975	8,128	94,925		—		900	(f)	107,928
	2015	1,045	6,500	—		—		900	(f)	8,445
	2014	1,179	4,998	256,521	(d)	—		900	(f)	263,598
Dennis Dean	2016	—	4,700	18,934		—		900	(f)	24,534

(a)
Reflects our matching contributions to the Company's 401(k) Plan which is a broad-based tax-qualified defined contribution plan.

(b)
Reflects our contributions to the Symbion, Inc. Supplemental Executive Retirement Plan, a nonqualified deferred compensation plan, on behalf of Ms. Sparks, Ms. Baldock, Mr. Crysel and Mr. Dean.

(c)
Reflects the dollar amount of a cash distribution received by Mr. Doyle in respect of his vested Class B Units in connection with a recapitalization of the Company that occurred in January 2014. All Class B Units were converted to shares of our Common Stock in connection with our initial public offering. Prior to our initial public offering, each of our named executive officers was granted Class B Units under the Surgery Center Holdings, LLC Amended and Restated Limited Liability Company Agreement (the "LLC Agreement"). In connection with our initial public offering, all of the outstanding vested and unvested Class B Units in Surgery Center Holdings, LLC were converted into a number of vested and unvested shares of our Common Stock, respectively. All outstanding unvested Class B Units held by our named executive officers at the time of the IPO became immediately vested.

(d)
Reflects the dollar amounts received by Ms. Sparks and Mr. Crysel in connection with the cancellation of their Symbion stock options in connection with the Company's acquisition of Symbion in 2014.

(e)
Reflects our reimbursements of business travel related housing costs for Mr. Doyle.

(f)
Reflects cell phone reimbursement for the respective officers.

Grants of plan based awards

        The following table sets forth information regarding grants of plan-based awards made to each of our named executive officers during our 2016 fiscal year.

			Potential Future Payouts Under Non-Equity Incentive Plan Awards(1)					All other stock awards: Number of shares of stock(3)
									Grant date fair value of stock awards ($)(6)
					Potential Future Payouts Under Equity Incentive Plan Awards(2)
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Threshold (# of shares)	Target (# of shares)	Maximum (# of shares)
Michael T. Doyle	Annual Incentive		—	350,000
	Restricted Stock	3/17/2016						50,190	750,000	(4)
	PSUs	8/2/2016			22,281	44,563	66,684		750,000	(5)
Teresa F. Sparks	Annual Incentive		91,495	182,989
	Restricted Stock	3/17/2016						30,166	450,000	(4)
	PSUs	8/2/2016			7,427	14,854	22,281		250,000	(5)
Jennifer B. Baldock	Annual Incentive		54,362	108,724
	Restricted Stock	3/17/2016						13,386	200,000	(4)
	PSUs	8/2/2016			4,456	8,912	13,368		150,000	(5)
John Crysel	Annual Incentive		82,093	164,187
	Restricted Stock	3/17/2016						13,386	200,000	(4)
	PSUs	8/2/2016			4,456	8,912	13,368		150,000	(5)
Dennis Dean	Annual Incentive		39,895	79,790
	Restricted Stock	3/17/2016						13,386	200,000	(4)
	PSUs	8/2/2016			4,456	8,912	13,368		150,000	(5)

(1)
Reflects annual cash bonus opportunities granted under our annual cash incentive plan. As described in "—Short-term incentive awards" above, each named executive officer was eligible to receive a target annual bonus that is equal to a percentage of his or her annual base salary. Under our annual cash incentive plan, if our actual Adjusted EBITDA for our 2016 fiscal year had been achieved at threshold level, as determined by the Compensation Committee, 50% (25% for Mr. Crysel) of the annual bonus would have been earned and if our actual Adjusted EBITDA for our 2016 fiscal year had been achieved at target level, as determined by the Compensation Committee, 100% (50% for Mr. Crysel) of the annual bonus would have been earned. Fifty percent (50%) of Mr. Crysel's annual cash bonus opportunity is based on additional operational targets specific to his business unit. See "—Short-term cash incentive plan." No amount was paid to our named executive officers under our annual cash incentive plan for our 2016 fiscal year (other than Mr. Crysel) because the threshold 2016 Adjusted EBITDA target was not achieved; Mr. Crysel was paid the full portion of his annual cash bonus opportunity due to the achievement of the operational targets specific to his business unit. Therefore, only the amount related to Mr. Crysel's operational targets is reflected in the Summary Compensation Table above.

(2)
Reflects grants of PSUs to our named executive officers under our equity incentive plan, as described in "—Long-term incentive awards" above. Under the terms of the PSUs, if our actual Adjusted EBITDA, for our 2016 fiscal year had been achieved at threshold level, as determined by the Compensation Committee, 50% of the PSUs subject to the award would have been earned; if our actual Adjusted EBITDA for our 2016 fiscal year had been achieved at target level, as determined by the Compensation Committee, 100% of the PSUs subject to the award would have been earned; and if our actual Adjusted EBITDA for our 2016 fiscal year had been achieved at maximum level, as determined by the Compensation Committee, 150% of the PSUs subject to the award would have been earned. As discussed in "—Long-term incentive awards" above, our actual Adjusted EBITDA result was below the threshold requirement. Nonetheless, in order to retain and continue to motive our key employees, the Compensation Committee waived the threshold performance condition and 50% of each award of PSUs became earned in March 2017 and eligible to vest in accordance with its terms.

(3)
Reflects grants of restricted stock awards to our named executive officers under our equity incentive plan, as described in "—Long-term incentive awards" above.

(4)
Reflects the dollar amounts of the aggregate grant date fair value of time-based restricted stock awards granted to our named executive officers in 2016, as determined in accordance with ASC Topic 718. These amounts do not reflect the actual amounts that may be paid or realized by our named executive officers and exclude the effect of estimated forfeitures. The aggregate grant date fair value of the time-based restricted stock awards was calculated using the closing price of a share of our Common Stock on the grant date.

(5)
Reflects the dollar amounts of the aggregate grant date fair value of PSUs granted to our named executive officers in 2016, as determined in accordance with ASC Topic 718. These amounts do not reflect the actual amounts that may be paid or realized by our named executive officers and exclude the effect of estimated forfeitures. The aggregate grant date fair value of the PSUs was determined based on the probable outcome of the applicable performance conditions associated with such award. The award was valued based on a Monte Carlo grant date fair value of $16.83 per share.

(6)
Amounts shown in this column reflect the fair value of the stock option awards on the date of grant determined in accordance with ASC Topic 718, excluding the effect of estimated forfeitures.

Narrative disclosure to summary compensation table and grants of plan-based awards table

        We have entered into amended and restated employment agreements with each of our named executive officers.

        Michael T. Doyle.    In September 2015, we entered into an amended and restated employment agreement with Mr. Doyle in connection with our initial public offering. Pursuant to his amended and restated employment agreement, Mr. Doyle receives an annual base salary of $450,000, which is subject to increase by the Board or the Compensation Committee of the Board. Mr. Doyle is also eligible to earn an annual cash bonus of up to $350,000 based on the achievement of certain performance goals. Mr. Doyle is eligible to participate in our employee benefit plans, as may be in effect from time to time.

        Teresa F. Sparks.    In September 2015, we entered into an amended and restated employment agreement with Ms. Sparks in connection with our initial public offering. Pursuant to her amended and restated employment agreement, Ms. Sparks receives an annual base salary of $365,978, which is subject to increase by the Board or the Compensation Committee of the Board. Ms. Sparks is also eligible to earn an annual cash bonus based on the achievement of certain performance goals with a target of 50% of her base salary. Ms. Sparks is eligible to participate in our employee benefit plans, as may be in effect from time to time.

        Jennifer B. Baldock.    In April 2017, we entered into an amended and restated employment agreement with Ms. Baldock. In 2016, Ms. Baldock received an annual base salary of $271,809. Ms. Baldock's base salary is subject to increase by the Board or the Compensation Committee of the Board. Ms. Baldock is also eligible to earn an annual cash bonus based on the achievement of certain performance goals with a target of 40% of her base salary. Ms. Baldock is eligible to participate in our employee benefit plans, as may be in effect from time to time. Prior to this date, Ms. Baldock was party to an employment agreement with Symbion, which provided for substantially the same terms as described above.

        John Crysel.    In September 2015, we entered into an amended and restated employment agreement with Mr. Crysel in connection with our initial public offering. Pursuant to his amended and restated employment agreement, Mr. Crysel receives an annual base salary of $328,373, which is subject to increase by the Board or the Compensation Committee of the Board. Mr. Crysel is also eligible to earn an annual cash bonus based on the achievement of certain performance goals with a target of 50% of his base salary. Mr. Crysel is eligible to participate in our employee benefit plans, as may be in effect from time to time.

        Dennis Dean.    In April 2017, we entered into an amended and restated employment agreement with Mr. Dean. In 2016,Mr. Dean received an annual base salary of $265,965. Mr. Dean's base salary is subject to increase by the Board or the Compensation Committee of the Board. Mr. Dean is also eligible to earn an annual cash bonus based on the achievement of certain performance goals with a target of 30% of his base salary. Mr. Dean is eligible to participate in our employee benefit plans, as may be in effect from time to time. Prior to this date, Mr. Dean was party to an employment agreement with Symbion, which provided for substantially the same terms as described above.

        For a description of the payments and benefits our named executive officers may be entitled to in connection with a termination of employment, see "—Potential payments upon termination or change in control."

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth information regarding equity awards held by our named executive officers as of the last day of our 2016 fiscal year.

Name	Number of shares or units of stock that have not vested (#)		Market value or shares of units of stock that have not vested ($)(3)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not yet vested (#)		Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not yet vested ($)(3)
Michael T. Doyle	50,190	(1)	795,512	44,563	(2)	706,324
Teresa F. Sparks	30,166	(1)	478,131	14,854	(2)	235,436
Jennifer B. Baldock	13,386	(1)	212,168	8,912	(2)	141,255
John Crysel	13,386	(1)	212,168	8,912	(2)	141,255
Dennis Dean	13,386	(1)	212,168	8,912	(2)	141,255

(1)
Represents restricted stock granted on March 17, 2016, of which 33.3% vests upon the first, second and third anniversaries of the date of grant.

(2)
Represents the target number of PSUs granted on August 2, 2016, that become earned based on achievement of pre-determined performance target and, following the date on which such Company stock is earned, vest as to 50% of the earned Company stock on the first and second anniversaries of the performance period end date.

(3)
Based on the closing price of a share of our Common Stock on December 30, 2016 ($15.85).

Nonqualified Deferred Compensation

        The following table sets forth information regarding the value of accumulated benefits of our named executive officers under our nonqualified deferred compensation arrangements as of the last day of our 2016 fiscal year.

Name	Executive contributions in last fiscal year ($)(1)	Company contributions in last fiscal year ($)(2)	Aggregate earnings in last fiscal year ($)(3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last fiscal year end ($)
Michael T. Doyle	—	—	—	—	—
Teresa F. Sparks	22,030	6,700	21,825	—	337,401
Jennifer B. Baldock	19,086	4,800	3,187	—	51,283
John Crysel	50,375	8,128	18,637	—	175,577
Dennis Dean	19,991	4,700	28,460	—	258,580

(1)
Reflects contributions by each of our named executive officers (other than Mr. Doyle) to the Symbion, Inc. Supplemental Executive Retirement Plan (the "SERP") during fiscal 2016.

(2)
Reflects Company contributions to the SERP on behalf of each of our named executive officers (other than Mr. Doyle) for fiscal 2016.

(3)
Reflects aggregate earnings accrued on the accounts of each named executive officer (other than Mr. Doyle) for fiscal 2016.

        Mmes. Sparks and Baldock and Messrs. Crysel and Dean participate in the SERP, a nonqualified deferred compensation plan sponsored by Symbion which is an unfunded plan available to executives and certain key employees and directors of Symbion, an indirect subsidiary of the Company. Under the plan, participants are permitted to defer up to 25% of their annual base salary and up to 50% of their bonus each year. Symbion makes contributions for each participant who contributed at least 2% of base salary earned during such plan year and who was employed as of the last day of the plan year; the amount of Symbion's contribution is at least 2% of base salary deferred. Participants are generally 100% vested in Symbion contributions; provided, however, if the participant's employment is terminated for reasons other than due to death or "disability" or following "normal retirement date" or a "change in control" (each as defined therein), the participant will forfeit the Symbion contributions (without regard to earnings or losses thereon) that were made less than one year prior to the participant's termination of employment. Participants may select among a broad range of investment alternatives under this plan, and participants' accounts are credited with a rate of return based on the performance of the selected investments. Symbion does not provide above-market or preferential earnings on deferred compensation. A participant's account may be paid in a single lump sum or in annual installments of a period no more than 10 years (at the participant's election). Symbion has established a rabbi trust to assist in meeting a portion of its obligations under the plan.

Potential Payments upon Termination or Change in Control

        Each of our named executive officers is entitled to receive certain benefits upon a qualifying termination of employment and/or upon certain change in control transactions accompanied by a qualifying termination of employment within a certain period of time following such transaction, as described below.

        Each employment agreement provides for severance upon a termination of employment by us without cause or by the named executive officer for good reason, in each case conditioned on the named executive officer's timely and effective execution of a release of claims acceptable to Surgery Partners, Inc. and either Surgery Centers, LLC (for Mr. Doyle) or Symbion, Inc. (for Ms. Sparks, Mr. Crysel, Ms. Baldock and Mr. Dean), as applicable, and other customary terms and conditions.

        Mr. Doyle is entitled to severance consisting of continued base salary and fully-reimbursed health care premium payments including a tax gross-up for a period of 12 months following termination, and a pro rata bonus for the year of termination.

        Ms. Sparks, Mr. Crysel, Ms. Baldock and Mr. Dean are each entitled to severance consisting of 12 months of continued base salary, an amount equal to their target bonus payable within two and a half months following the end of the fiscal year of termination, and continued health and welfare plan benefits at no cost to the executive during the severance period. Under the employment agreements with each of Ms. Sparks, Mr. Crysel, Ms. Baldock and Mr. Dean, if a qualifying termination occurs within 12 months following a change in control, the executive is entitled to be paid the severance benefits described above in a single lump-sum payment no later than 30 days following termination.

        Ms. Baldock's and Mr. Dean's employment agreements were each amended and restated in April 2017. In connection with such amendment and restatement, in addition to the severance described above, Ms. Baldock and Mr. Dean are also entitled to one year of accelerated vesting for any outstanding time-based restricted stock and earned but unvested PSUs as of the termination date.

        Pursuant to their respective employment agreements, our named executive officers are bound by certain restrictive covenants, including covenants relating to confidentiality and assignment of intellectual property rights, as well as covenants not to compete with us or to solicit our employees or other service providers during employment and for a specified period following termination of employment. Mr. Doyle is bound by a non-competition covenant for two years following termination of employment, or at the Company's option and in exchange for a payment equal to two times his annual base salary for three years following termination of employment, and is bound by a non-solicitation covenant for three years following termination of employment. Ms. Sparks, Mr. Crysel, Ms. Baldock and Mr. Dean are bound by a non-competition covenant for one year following termination of employment, and by a non-solicitation covenant for two years following termination of employment.

        Our time-based restricted stock awards provide for 100% accelerated vesting on a termination of employment by the named executive officer due to death or disability, or due to a termination of employment by the Company without "cause" or resignation by the executive for "good reason" (each as defined in the applicable award agreement) within 90 days prior to or 18 months following a "change in control." If, in connection with a change in control the award is not otherwise assumed, continued or substituted for an award by an acquiror or survivor (or, in either case, an affiliate thereof), the restricted stock will automatically vest in full.

        For PSUs, if a change of control occurs, the Compensation Committee will determine the extent to which the performance criteria has been satisfied, and the number of PSUs that are earned based on such performance criteria as of the change in control (which shall be prorated based on the number of days that have elapsed during the performance period). Any earned PSUs will continue to vest solely based on time in accordance with the terms of the award agreement. If in connection with the change in control, the earned PSUs are assumed or continued, or a new award substituted for the earned PSUs and the named executive officer's employment is terminated without cause or for good reason (in each case, generally as defined in the executive officer's employment agreement) within 90 days prior to or 18 months following the change in control, the earned PSUs will automatically vest in full. If in connection with a change in control, the earned PSUs are not assumed or continued, or a new award substituted for the earned PSUs, the earned PSUs will automatically vest in full.

        For purposes of the award agreements, a "change in control" is generally defined as (i) a sale or transfer (other than by way of merger or consolidation), of all or substantially all of the Company's assets to any person, (ii) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, or (iii) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or person acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing more than 50% of the total voting power of the then-outstanding shares of capital stock of the Company.

        In addition, 100% of any earned but unvested PSUs will become vested in connection with a termination of employment due to death or disability.

        The following tables summarize the payments that would have been made to our named executive officers at the end of fiscal 2016 upon the occurrence of a termination of employment or a change in control, assuming that each named executive officer's termination of employment with the Company or a change in control occurred on December 30, 2016 (the last business day of our most recent fiscal year). Amounts shown do not include (i) accrued but unpaid salary, and (ii) other benefits earned or accrued by the named executive officer during his or her employment that are available to all salaried employees and that do not discriminate in scope, terms or operations in favor of executive officers.

Name	Benefit	Death/Disability	Termination Without Cause / Resignation for Good Reason		Termination Without Cause / Resignation for Good Reason In Connection with a Change in Control	Change in Control with no Award Continuation(5)
Michael T. Doyle	Cash Severance(1)	—	450,000		450,000	—
	Equity Payout/ Acceleration(3)	795,512	—		795,512	795,512
	Health Benefits(2)	—	31,138		31,138	—
Teresa F. Sparks	Cash Severance(1)	—	548,967		548,967	—
	Equity Payout/ Acceleration(3)	477,339	—		477,339	477,339
	Health Benefits(2)	—	23,921		23,921	—
Jennifer B. Baldock	Cash Severance(1)	—	380,533		380,533	—
	Equity Payout/ Acceleration(3)	212,168	—	(4)	212,168	212,168
	Health Benefits(2)	—	17,331		17,331	—
John Crysel	Cash Severance(1)	—	492,560		492,560	—
	Equity Payout/ Acceleration(3)	212,168	—		212,168	212,168
	Health Benefits(2)	—	19,679		19,679	—
Dennis Dean	Cash Severance(1)	—	345,755		345,755	—
	Equity Payout/ Acceleration(3)	212,168	—	(4)	212,168	212,168
	Health Benefits(2)	—	22,806		22,806	—

(1)
Represents an amount equal to (a) 12 months of base salary continuation, (b) for Mr. Doyle, a pro-rata bonus for the year of termination, and (c) for Mmes. Sparks and Baldock and Messrs. Crysel and Dean, the executive's target bonus for the year of termination. Under the employment agreements with each of Mmes. Sparks and Baldock and Messrs. Crysel and Dean, if a qualifying termination occurs within 12 months following a change in control, the executive is entitled to be paid the severance benefits described above in a single lump-sum payment no later than 30 days following termination.

(2)
Represents the value associated with 12 months Company-paid continued health and welfare benefits and, for Mr. Doyle, a tax gross-up associated with such benefits. The value of the tax gross-up for Mr. Doyle was $6,561.

(3)
Represents the value the unvested portion of the executive's time-based restricted stock awards as of December 30, 2016, the last business day of the 2016 fiscal year. The value is calculated by multiplying the number of shares of Company stock subject to acceleration by $15.85, the closing price of our Common Stock on December 30, 2016. No portion of an executive's PSUs was earned as of the December 30, 2016 and, therefore, no such amount is included in the table above. However, in March 2017, the Compensation Committee approved the earning of 50% of each named executive officer's target PSUs. The value of such earned but unvested PSUs as of the date of such approval was as follows: $353,154 (for Mr. Doyle); $117,718 (for Ms. Sparks); $70,628 (for Ms. Baldock); $70,628 (for Mr. Crysel); and $70,628 (for Mr. Dean).

(4)
Ms. Baldock and Mr. Dean's employment agreements were amended and restated in April 2017 to provide that, upon a termination of employment without cause or resignation for good reason, each was entitled to one year of additional vesting on any unvested time-based restricted stock and earned but unvested PSUs as of the termination date. Because these amendments were not in effect on December 30, 2016, no such amounts are included in the table above. However, if Ms. Baldock's or Mr. Dean's employment were terminated by the Company without cause or either executive resigned for good reason, in each case, on or after the date on which such amended and restated employment agreement became effective, the value of one year of additional vesting on the time-based restricted stock and PSUs that were outstanding as of December 30, 2016 (and, with respect to the PSUs, only the PSUs that were earned but unvested PSUs in March 2017, as described in footnote 3 above) in each case, determined as of the date on which the executives' amended and restated employment agreements became effective would be as follows: $121,740 (for Ms. Baldock); and $121,740 (for Mr. Dean).

(5)
Represents the value of the unvested portion of the executive's time-based restricted stock awards as of December 30, 2016, the last business day of the 2016 fiscal year. The value is calculated by multiplying the number of shares of Company stock subject to acceleration by $15.85, the closing price of our Common Stock on December 30, 2016. The time-based restricted stock awards become 100% vested only if in connection with a change in control, the award is not otherwise assumed, continued or substituted for an award by an acquiror or survivor (or, in either case, an affiliate thereof).

No portion of an executive's PSUs was earned as of December 30, 2016 and, therefore, no such amount is included in the table above. However, in March 2017, the Compensation Committee approved the earning of 50% of each named executive officer's target PSUs. The value of such earned but unvested PSUs as of the date of such approval was as follows: $353,154 (for Mr. Doyle); $117,718 (for Ms. Sparks); $70,628 (for Ms. Baldock); $70,628 (for Mr. Crysel); and $70,628 (for Mr. Dean). Earned PSUs become 100% vested only if, in connection with a change in control, the earned PSUs are not assumed or continued, and no new award is substituted for the earned PSUs.

 DIRECTOR COMPENSATION

        The following table sets forth information concerning the compensation earned by our directors during 2016. The director who is affiliated with H.I.G. Capital does not receive compensation for his service as a director. In addition, Michael T. Doyle, our Chief Executive Officer, receives no additional compensation for his service as a director, and, consequently, is not included in this table. The compensation received by Mr. Doyle as an employee of during 2016 is reflected in the "Summary Compensation Table" above.

Name	Fees Earned or Paid in Cash ($)		Option Awards ($)(1)	Total ($)
Matthew I. Lozow(1)	—		—	—
Brent Turner	75,000		—	75,000
Christopher Laitala(3)	83,836		55,000	145,000
Teresa DeLuca, M.D.	18,750	(4)	85,000	103,750
Adam Feinstein	90,000		—	90,000

(1)
Amounts reflect the grant date fair value of the stock options, determined in accordance with FASB ASC Topic 718. The assumptions used in the valuation of share awards are set forth in Note 11 to our consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016.

(2)
Mr. Lozow is affiliated with H.I.G. Capital and does not receive compensation for his service on our Board.

(3)
Mr. Laitala's annual cash retainer is pro-rated for the portions of the year during which he was entitled to compensation for his service on our Board, including as Chairman. Mr. Laitala resigned from the Board effective May 3, 2017.

(4)
Ms. DeLuca's annual cash retainer is pro-rated for the portion of the year during which she served on our Board.

        With respect to 2016, each member of our Board who was not an employee and who was not affiliated with H.I.G. Capital at any point during 2016 was eligible to receive an annual cash retainer payment of $75,000 and an annual grant of stock options. In addition, Mr. Feinstein received an additional cash retainer payment of $15,000 for service as the chairman of the Audit Committee.

        Mr. Laitala was previously affiliated with H.I.G. Capital until the first quarter of 2016. Following his departure from H.I.G. Capital, on April 20, 2016 the Board approved an annual cash retainer to Mr. Laitala for his service on the Board equal to $95,000 and an annual cash retainer to Mr. Laitala for his service as Chairman of our Board equal to $25,000, for an aggregate amount of $120,000, in each case, for so long as Mr. Laitala continued his service on the Board.

        With respect to 2017, each non-employee director who is not affiliated with H.I.G. Capital is entitled to an annual award of restricted stock having an aggregate fair market value equal to $100,000 and an annual cash retainer payment of $75,000. In addition, the chairman of the Audit Committee is entitled to an additional cash retainer payment of $20,000, the chairman of the Compensation Committee is entitled to an additional cash retainer payment of $20,000, and the chairman of the Nominating/Corporate Governance Committee (if formed) will be entitled to an additional cash retainer payment of $10,000.

 ACTION NO. 5 AND ACTION NO. 6

CHANGES TO THE SIZE OF BOARD

Reasons for Stockholder Action

        As of the date hereof, the Board size is fixed at six directors, with five seats occupied and one vacancy created by the resignation of Mr. Laitala, which vacancy is for a Class III director. The Certificate of Incorporation provides that prior to the Trigger Date, the size of the Board shall be determined by a vote of a majority of the then outstanding Common Stock.

        To effectuate the appointment of the Bain Designees upon the Preferred Stock Closing, the size of the Board will be increased to seven directors. Upon the effective time of the resignation of Mr. Lozow at the Common Stock Closing, the Board size will be reduced to six directors.

Changes to the Size of the Board

        Action No. 5—Board Expansion.    On May 30, 2017, the Consenting Stockholder, acting by written consent in lieu of a meeting of the stockholders of the Company in accordance with the DGCL, our Certificate of Incorporation and Bylaws, approved the Board Expansion, effective upon the Preferred Stock Closing to effectuate the appointment of Mr. O'Reilly to the Board at the Preferred Stock Closing.

        Action No. 6—Board Reduction.    Also on May 30, 2017, the Consenting Stockholder, acting by written consent in lieu of a meeting of the stockholders of the Company in accordance with the DGCL, our Certificate of Incorporation and Bylaws, approved the subsequent reduction of the Board from seven to six directors (the "Board Reduction") upon the effective time of the resignation of Mr. Lozow from the Board at the Common Stock Closing.

Effective Date of the Board Expansion and Board Reduction

        The Board Expansion will become effective upon the Preferred Stock Closing, which will be no earlier than 20 calendar days after we send this Information Statement to our stockholders of record as of the Board Matters Record Date. The Board Reduction will become effective upon the Common Stock Closing and the effectiveness of Mr. Lozow's resignation from the Board, which will be no earlier than 20 calendar days after we send the Information Statement to our stockholders of record as of the Board Matters Record Date.

 NO DISSENTERS' RIGHTS

        No dissenters' or appraisal rights are available to the Company's stockholders as of the Transaction Approval Record Date or the Board Matters Record Date, as applicable, under the DGCL, the Certificate of Incorporation or the Bylaws in connection with any of the Actions.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS

        The following table sets forth information relating to the beneficial ownership of our Common Stock as of May 30, 2017, by:

  •
  each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of Common Stock;

  •
  each of our named executive officers;

  •
  each of our directors; and

  •
  all executive officers and directors as a group.

        Beneficial ownership is determined in accordance with SEC rules. In general, under these rules a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership of such security within 60 days. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock held by that person.

        The percentage of shares beneficially owned is computed on the basis of 48,818,241 shares of our Common Stock outstanding as of May 10, 2017. Shares of our Common Stock that a person has the right to acquire within 60 days of May 10, 2017 are deemed outstanding for purposes of computing the percentage ownership of such person's holdings, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee 37215.

Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Beneficial owners of 5% or more of our Common Stock:
H.I.G. Surgery Centers, LLC(1)	26,455,651	54.2%
Directors and Named Executive Officers:
Michael T. Doyle(2)	3,161,760	6.5%
Teresa F. Sparks	193,376	*
John Crysel	113,939	*
Jennifer Baldock	77,739	*
Dennis Dean	113,895	*
Teresa DeLuca	3,277	*
Adam Feinstein	10,386	*
Matthew I. Lozow(3)	—	*
Brent Turner	8,828	*

All Executive Officers and Directors as a Group (9 persons)	3,683,200	7.5%
Director Nominees:
Christopher R. Gordon(4)	—	*
T. Devin O'Reilly(4)	—	*

*
Less than one percent.

(1)
H.I.G., an affiliate of H.I.G. Capital, holds 26,455,651 shares. The principal business address of H.I.G. Surgery Centers, LLC is c/o H.I.G. Capital, LLC, 1450 Brickell Avenue, 31st Floor, Miami, Florida 33131. Upon the satisfaction of all conditions to H.I.G.'s obligations to complete the Private Sale, H.I.G. has agreed to grant Bain Capital its proxy with respect to the Purchased Shares and appoint Bain Capital or its designee as its proxy, attorney-in-fact and agent to vote the Purchased Shares in any circumstances in which stockholder vote, consent or other approval is sought. Upon the Common Stock Closing, H.I.G. will sell 26,455,651 shares of Common Stock of the Company to Bain Capital.

(2)
A portion of Mr. Doyle's shares of Common Stock of Surgery Partners, Inc. is held in trust for the benefit of his immediate family.

(3)
Matthew I. Lozow, who is a director on our board, is affiliated with H.I.G. Capital. He does not have voting or investment power over and disclaims beneficial ownership of the shares of Common Stock held by H.I.G. His address is c/o H.I.G. Capital, LLC, 600 Fifth Avenue, New York, New York 10020.

(4)
Appointment of such nominee will be effective upon the Preferred Stock Closing.

 INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON

        Matthew I. Lozow, a current member of the Board whose resignation from the Board will become effective upon the Common Stock Closing, is affiliated with H.I.G. Capital and H.I.G. (the Consenting Stockholder). Christopher Laitala, a former member of the Board, was previously affiliated with H.I.G. Capital and H.I.G. (the Consenting Stockholder). Mr. Lozow does not have voting or investment power over and disclaims beneficial ownership of the shares of Common Stock held by H.I.G. Christopher R. Gordon and T. Devin O'Reilly are the Bain Designees and have been nominated to the Board, and Mr. Gordon has been elected to the Board by the Consenting Stockholder and Mr. O'Reilly has been appointed to the Board by the Board, each effective upon the Preferred Stock Closing. Messrs. Gordon and O'Reilly are Managing Directors of an affiliate of Bain Capital, which is a party to the Preferred Purchase Agreement and the Common Stock Purchase Agreement described in this Information Statement. No other officer, director or director nominee has any substantial interest in the matter acted upon by the Board and the Consenting Stockholder, other than in their roles as an officer, director or director nominee.

        As of the Transaction Approval Record Date and the Board Matters Record Date, the Consenting Stockholder held 26,455,651 shares of our Common Stock, or approximately 54% of the Company's outstanding Common Stock. On the terms and subject to the conditions set forth in the Common Stock Purchase Agreement, the Consenting Stockholder will sell its 26,455,651 shares of Common Stock to Bain Capital in the Private Sale.

 COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers, and persons who own more than ten percent (10%) of the Company's outstanding Common Stock file with the SEC initial reports of ownership and reports of changes in ownership of the Company's stock and other equity securities. To the Company's knowledge, based solely on its review of the copies of such forms or written representations from certain reporting persons received by the Company with respect to fiscal year 2016, the Company believes that its executive officers and directors and persons who own more than 10% of a registered class of its equity securities have complied with all applicable filing requirements with respect to fiscal year 2016.

 HOUSEHOLDING

        Regulations regarding the delivery of copies of information statements to stockholders permit us, banks, brokerage firms and other nominees to send one information statement to multiple stockholders who share the same address under certain circumstances. This practice is known as "householding." Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to revoke a "householding" consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. If a stockholder wishes to receive a separate information statement, we will promptly deliver a separate copy to such stockholder that contacts us by mail at Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee, 37215, (615) 234-5900. Any stockholders of record sharing an address who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household in the future should also contact Investor Relations by mail or telephone as instructed above. Any stockholders sharing an address whose shares of Common Stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports, proxy statements and information statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

 WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

        We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC's public reference rooms at 100 F Street, N.E, Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC's web site at www.sec.gov.

        We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the "Annual Report") and our Quarterly Report on Form 10-Q for the period ended March 31, 2017 (the "Quarterly Report"), in each case, including the financial statements and financial statement schedule information included therein, as filed with the SEC and any other documents filed with the SEC. You are encouraged to review the Annual Report and Quarterly Report together with any subsequent information we filed or will file with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee, 37215, (615) 234-5900.

 FORWARD-LOOKING STATEMENTS

        This Information Statement includes "forward-looking" statements as defined by the Private Securities Litigation Reform Act of 1995 or by the SEC in its rules, regulations and releases. These statements include, but are not limited to, the Company's expectations regarding the Transactions, including statements regarding the benefits of the Transactions, the anticipated timing of the Transactions and the expected closing of the Transactions contemplated thereby and the actions contingent thereon, the performance of the Company's business and the other non-historical statements. These statements can be identified by the use of words such as "believes," "anticipates," "expects," "intends," "plans," "continues," "estimates," "predicts," "projects," "forecasts," and similar expressions. All forward looking statements are based on management's current expectations and beliefs only as of the date of this Information Statement and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the risk that the parties are unable to obtain required regulatory approvals, the risk that the parties are unable to satisfy other conditions to the consummation of the Transactions, the occurrence of any event, change or other circumstance that could give rise to the termination of any or all of the Merger Agreement, the Preferred Purchase Agreement or the Common Stock Purchase Agreement, the risk that the transactions contemplated thereby may involve unexpected liabilities or delays, and such other the risks identified and discussed from time to time in the Company's reports filed with the SEC, including the Company's most recent Annual Report on Form 10-K. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this Information Statement, or to reflect the occurrence of unanticipated events or circumstances.

 INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        Statements contained in this Information Statement or in any document incorporated by reference into this Information Statement as to the contents of any contract referred to within this Information Statement or other documents that are incorporated herein by reference are not necessarily complete and, in each instance, reference is made to the copy of the applicable contract or other document filed as an annex to this Information Statement or otherwise filed with the SEC. Each statement in this Information Statement regarding an agreement or other document is qualified in all respects by such agreement or other document.

        The SEC allows us to "incorporate by reference" the information we file with it, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is deemed to be part of this Information Statement, except for any information superseded or modified by information contained directly in this Information Statement. The information we incorporate by reference is an important part of this Information Statement. The documents we incorporate by reference are:

  •
  Current Reports on Form 8-K, filed with the SEC on May 11, 2017 and June 5, 2017; and

  •
  Proxy Statement on Schedule 14A, filed with the SEC on April 17, 2017.

        We will provide to each person, including any beneficial owner, to whom this Information Statement is delivered, a copy of any or all of the reports or documents that have been incorporated by reference into this Information Statement but not delivered with this Information Statement. We will provide these reports upon written or oral request at no cost to the requester. Please direct your request, either in writing or by telephone, to the Corporate Secretary, Surgery Partners, Inc., 40 Burton Hills Boulevard, Suite 500, Nashville, Tennessee, 37215, (615) 234-5900. We maintain a website at http://www.surgerypartners.com. You may access our annual proxy statement on Schedule 14A, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act with the SEC free of charge at our website as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. The information contained in, or that can be accessed through, our website is not incorporated by reference in, and is not part of, this Information Statement.

Surgery Partners, Inc.
By Order of the Board of Directors
Date: June 22, 2017	By:	/s/ MICHAEL T. DOYLE Michael T. Doyle Director, Chief Executive Officer

Annex A

FORM OF CERTIFICATE OF DESIGNATIONS,
PREFERENCES, RIGHTS AND LIMITATIONS
OF
10.00% SERIES A CONVERTIBLE PERPETUAL PARTICIPATING PREFERRED STOCK
OF
SURGERY PARTNERS,  INC.

        Pursuant to Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), SURGERY PARTNERS, INC., a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in Article 4(c) of its Amended and Restated Certificate of Incorporation, as amended (the "Amended and Restated Certificate of Incorporation"), and in accordance with the provisions of Section 141 and Section 151 of the DGCL, the Board of Directors ("Board of Directors") of the Corporation has adopted the following resolution on [    •    ], 2017, creating a series of [    •    ] shares of preferred stock, par value $0.01 per share, of the Corporation designated as "10.00% Series A Convertible Perpetual Participating Preferred Stock":

        RESOLVED, that a series of preferred stock, par value $0.01 per share, of the Corporation be, and hereby is, created, and that the designation and number of shares of such series and the voting powers, preferences and relative, participating, optional and other special rights, and such qualifications, limitations or restrictions thereof, of the shares of such series, are as follows:

        Section 1.    Designation; Ranking; Issuance.

          (a)   There is hereby created out of the authorized and unissued shares of preferred stock, par value $0.01 per share, of the Corporation authorized to be issued pursuant to the Amended and Restated Certificate of Incorporation, a series of preferred stock, designated as "10.00% Series A Convertible Perpetual Participating Preferred Stock" par value $0.01 per share (the "Series A Preferred Stock"). The number of shares constituting such series shall be [    •    ]. Each share (a "Share") of the Series A Preferred Stock shall be identical in all respects to every other share of the Series A Preferred Stock.

          (b)   The Series A Preferred Stock ranks prior to the Common Stock and any other Capital Stock (including with respect to dividends, redemption and rights upon any Liquidation Event).

          (c)   The Shares shall be issued by the Corporation in certificated form for their Initial Value, in such amounts, at such times and to such Persons as shall be specified by the Board of Directors, from time to time.

        Section 2.    Number of Shares.    The number of Shares authorized is [    •    ],which number may be decreased (but not below the number thereof then outstanding), but not increased, from time to time by the Board of Directors.

        Section 3.    Defined Terms and Rules of Construction.

          (a)   Definitions.

          "Accrued Value" means, with respect to any Share, on any date, the sum of (a) the Initial Value plus (b) all dividends (whether or not declared) on such Share that have compounded through each and every Dividend Compounding Date starting from the first Dividend Compounding Date up to, and including such date (if such date is a Dividend Compounding Date) or the most recent Dividend Compounding Date, in each case, to the extent not otherwise paid in cash.

          "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling or controlled by, or under direct or indirect common control with, such Person. For purposes of this definition: "control" when used with respect to any Person has the meaning specified in Rule 12b-2 under the Exchange Act, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. For the avoidance of doubt, each investment fund managed and/or advised by, or any other Person under common control with, Sponsor or any such investment fund shall be deemed to be an Affiliate of the Sponsor.

          "Alternative Fundamental Change Redemption Date" is defined in Section 6(b)(iii).

          "Amended and Restated Certificate of Incorporation" is defined in the preamble.

          "Applicable Fundamental Change Percentage" means, in respect of any Fundamental Change that occurs (a) before the first anniversary of the Issue Date, 110%, (b) on or after the date that is one year following the Issue Date and prior to the date that is two years following the Issue Date, 109%, (c) on or after the date that is two years following the Issue Date and prior to the date that is three years following the Issue Date, 108%, (d) on or after the date that is three years following the Issue Date and prior to the date that is four years following the issue date, 107%, (e) on or after the date that is four years following the Issue Date and prior to the date that is five years following the Issue Date, 106%, (f) on or after the date that is five years following the Issue Date and prior to the date that is six years following the Issue Date, 105%, (g) on or after the date that is six years following the Issue Date and prior to the date that is seven years following the Issue Date, 103%, (h) on or after the date that is seven years following the Issue Date and prior to the date that is eight years following the Issue Date, 101% and (i) on or after the date that is eight years following the Issue Date, 100%.

          "Applicable Optional Redemption Percentage" means, in respect of any Optional Redemption for which the related Redemption Date occurs (1) on or after the date that is five years following the Issue Date and prior to the date that is six years following the Issue Date, 105%, (2) on or after the date that is six years following the Issue Date and prior to the date that is seven years following the Issue Date, 103%, (3) on or after the date that is seven years following the Issue Date and prior to the date that is eight years following the Issue Date, 101% and (4) on or after the date that is eight years following the Issue Date, 100%.

          "Board of Directors" is defined in the preamble.

          "Business Day" means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

          "Bylaws" means the Amended and Restated Bylaws of the Corporation in effect on the date hereof, as they may be amended from time to time.

          "Capital Stock" means any and all shares of stock (in each case however designated) issued or issuable by the Corporation, and any rights to purchase, warrants or options to acquire, or participations or other interests in, such stock.

          "Certificate of Designations" means this Certificate of Designations, Preferences, Rights and Limitations relating to the Series A Preferred Stock, as it may be amended from time to time.

          "Change of Control" means any (a) consolidation, merger, sale, assignment, conveyance, lease, transfer or other disposition of substantially all of the assets or properties of the Corporation and its Subsidiaries on a consolidated basis in any transaction or series of related transactions, (b) acquisition by any single Person or group (other than any Sponsor Entity or any group (as defined in Rule 13d-5 of the Exchange Act) of which any such Sponsor Entity is a member) of the beneficial ownership, direct or indirect, of greater than 30% of the voting power of the Corporation's issued and outstanding Voting Stock, or (c) merger or consolidation to which the Corporation is a party except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation; or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation.

          "Change of Control Purchase Price" means, with respect to any Change of Control, an amount equal to the sum of (a) the price payable in cash in such Change of Control for one share of the Common Stock outstanding immediately prior to such Change of Control, plus (b) if the consideration payable for each share of Common Stock is not solely cash, the Fair Market Value of such non-cash consideration payable in such Change of Control for one share of Common Stock.

          "Close of Business" means, with respect to any Business Day, 5:00 p.m., New York City time, on such day.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Common Stock" means the common stock, par value $0.01 per share, of the Corporation under the Amended and Restated Certificate of Incorporation.

          "Common Stock Deemed Outstanding" means, as of any time, the number of shares of Common Stock then actually outstanding at such time.

          "Conversion Date" is defined in Section 7(c).

          "Conversion Price" means, as of the Issue Date, $19.00 per share of Common Stock, subject to adjustment from time to time thereafter as set forth in Section 8.

          "Conversion Stock" means shares of the Common Stock issuable upon the conversion of Shares.

          "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exchangeable for Common Stock.

          "Corporation" is defined in the preamble.

          "Corporation Conversion Date" is defined in Section 7(b).

          "Deemed Conversion Shares" means, with respect to each Share, with respect to any date, the number of shares of Conversion Stock (including fractional shares) equal to the quotient of (i) the Accrued Value of such Share as of and including such date plus, without duplication, dividends accrued but not yet compounded as of and through such date divided by (ii) the Conversion Price in effect as of such date.

          "Deemed Redeemed Shares" is defined in Section 6(c).

          "DGCL" is defined in the preamble.

          "Dividend Compounding Date" means March 31, June 30, September 30 and December 31 of each year, beginning for any Share, on the earliest such date after the Issuance Date.

          "Dividend Rate" means 10.00% per annum as may be adjusted pursuant to Section 11(b).

          "Dividend Record Date" means, with respect to any Dividend Compounding Date, March 15, June 15, September 15 or December 15, as the case may be, immediately preceding such Dividend Compounding Date.

          "Event of Noncompliance" is defined in Section 11(a).

          "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Fair Market Value" means, with respect to any security or other property (including for the avoidance of doubt any Common Stock, Option or Convertible Security issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving corporation), the fair market value of such security or other property at such time, as determined in good faith by the Board of Directors using a nationally recognized investment bank to provide a valuation opinion.

          "Fundamental Change" means (a) Change of Control or (b) the Common Stock ceasing to be listed or quoted on a Trading Market.

          "Fundamental Change Make-Whole Amount" is defined in Section 6(b)(ii)(1).

          "Fundamental Change Redemption Date" is defined in Section 6(b)(iii).

          "Indebtedness" means as to any Person, all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money and any other indebtedness that is evidenced by a promissory note, bond, debenture or similar instrument.

          "Initial Value" means $1,000.00 per Share.

          "Internal Reorganization Event" means a merger or consolidation which is effected (a) by or among the Corporation and its direct and/or indirect Subsidiaries or any new parent company or (b) between the Corporation and any Person for the primary purpose of changing the domicile of the Corporation.

          "Investor" means BCPE Seminole Holdings LP, a Delaware limited partnership.

          "Issue Date" means [    •    ], 2017, the original date of issuance of the Series A Preferred Stock.

          "Junior Stock" means any class or series of stock issued by the Corporation that ranks junior to the Series A Preferred Stock as to (a) the payment of dividends or (b) the distribution of assets on any Liquidation Event, or both (a) and (b).

          "Liquidation Event" means any liquidation, dissolution or winding up of the Corporation (whether voluntary or involuntary).

          "Loan Documents" means the definitive documents entered into by the Corporation and its Subsidiaries governing the indebtedness contemplated under the debt financing commitment letters provided in connection with the Purchase Agreement and any documentation with respect to outstanding indebtedness on the Issue Date.

          "Majority Owned" is defined in the definition of Subsidiary.

          "Market Price" means, with respect to one share of any security, as of a particular date (the "Valuation Date"), the following: (a) if such security is then quoted on The New York Stock Exchange ("NYSE"), The NASDAQ Global Market (the "NASDAQGM"), The NASDAQ Global Select Market (the "NASDAQGSM"), Pink OTC Markets (the "OTC") or any similar exchange, quotation system or association (together, each of the NYSE, the NASDAQGM, the NASDAQGSM and the OTC, a "Trading Market"), the arithmetic average of the daily volume weighted average prices, as reported by Bloomberg Financial L.P., of one share of such security on the principal Trading Market for the period of five Trading Days consisting of the Trading Day immediately prior to the Valuation Date and the four Trading Days immediately prior to such date (unless, between the first and last Trading Day of such five Trading Day period, the ex-dividend or effective date occurs for an event that would give rise to an adjustment to the Conversion Price pursuant to Section 8 if such event were to occur with respect to the Common Stock, in which case the Board of Directors will determine the Market Price of such security for such date in good faith taking into account Trading Market information) or, (b) if such security is not then quoted on a Trading Market, the Fair Market Value of one share of such security as of the Close of Business on the Valuation Date. If the Common Stock is not then quoted on a Trading Market, then the Board of Directors shall respond promptly, in writing, to any inquiry by any holder of Series A Preferred Stock as to the Fair Market Value of a share of the Common Stock. Notwithstanding the above, for the purposes of adjustments to the Conversion Price made in accordance with Section 8(b), if an announcement or disclosure of a potential issuance or sale is made after the end of trading on a Trading Day, the Valuation Date for measuring the "Market Price" in such circumstance shall be such Trading Day and if an announcement or disclosure of a potential issuance or sale is made other than after the end of trading on a Trading Day, the Valuation Date for measuring the "Market Price" in such circumstance shall such be the last Trading Day immediately prior to such announcement or disclosure.

          "NASDAQGM" is defined in the definition of Market Price.

          "NASDAQGSM" is defined in the definition of Market Price.

          "NYSE" is defined in the definition of Market Price.

          "Optional Redemption" is defined in Section 6(a)(i).

          "Optional Redemption Date" is defined in Section 6(a)(ii).

          "Optional Redemption Notice" is defined in Section 6(a)(ii).

          "Optional Redemption Price" is defined in Section 6(a)(i).

          "Options" means any rights, warrants or options to subscribe for, acquire or purchase the Common Stock or Convertible Securities.

          "Organic Change" is defined in Section 8(i).

          "OTC" is defined in the definition of Market Price.

          "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity or any department, agency or political subdivision thereof.

          "Prospectus" means the prospectus (including any preliminary, final or summary prospectus) included in any Registration Statement, all amendments and supplements to such prospectus, and all other material incorporated by reference in such prospectus.

          "Purchase Agreement" means that certain purchase agreement related to the purchase and sale of the Series A Preferred Stock, dated as of May 9, 2017, between Investor and the Corporation, as amended from time to time in accordance with its terms.

          "Redemption Date" is defined in Section 6(c).

          "Reg Rights Agreement" means that certain Amended and Restated Registration Rights Agreement, dated [    •    ], 2017, as it may be amended from time to time, by and among the Corporation and the Investor (and any other Persons who may become bound by such agreement at a later date in accordance with its terms).

          "Regulation FD" means Regulation FD as promulgated under the Exchange Act.

          "Registrable Securities" is defined in the Reg Rights Agreement.

          "Required Percentage" means greater than 50% of the Shares acquired by the Sponsor Entities on the Issue Date with any proportional adjustments for any stock split, stock dividend, recapitalization or similar transactions. For purposes of determining whether the Required Percentage is met, all Shares held by the Sponsor Entities shall be aggregated.

          "SEC" means the U.S. Securities and Exchange Commission.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

          "Series A Directors" is defined in Section 9.

          "Series A Preferred Stock" is defined in Section 1(a).

          "Share" is defined in Section 1(a).

          "Shelf Registration Statement" means a "shelf" registration statement of the Corporation that covers all the Registrable Securities (and may cover other securities of the Corporation) on Form S-3 and under Rule 415 under the Securities Act or, if the Corporation is not then eligible to file on Form S-3, on Form S-1 under the Securities Act, or any successor rule that may be adopted by the SEC, and all amendments and supplements to such "shelf" registration statement, including post-effective amendments, in each case, including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

          "Sponsor" means Bain Capital Private Equity, LP, a Delaware limited partnership.

          "Sponsor Entities" means Investor, Sponsor, investment funds affiliated with Sponsor, and each of their respective successors and Affiliates.

          "Sponsor Fundamental Change Redemption Date" is defined in Section 6(b)(ii).

          "Subsidiary" means, when used with respect to any Person, any other Person of which (a) in the case of a corporation, at least a majority of the equity and the voting interests of which are owned or controlled, directly or indirectly, by such first Person (any such entity, a "Majority Owned" entity), by any one or more of its Majority Owned subsidiaries, or by such first Person and one or more of its Majority Owned subsidiaries, or (b) in the case of any Person other than a corporation, such first Person, one or more of its Majority Owned subsidiaries, or such first Person and one or more of its Majority Owned subsidiaries either (i) owns a majority of the equity interests thereof or (ii) has the power to elect or direct the election of a majority of the members of the governing body thereof.

          "Tax" or "Taxes" means any federal, state, local or foreign income, gross receipts, branch profits, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, escheat, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, ad valorem, value added, alternative or add-on minimum or estimated tax or other tax of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not and including any obligation to indemnify or otherwise assume or succeed to the Tax liability of any other Person by law, by contract or otherwise.

          "Trading Day" means any day on which (a) trading in a security generally occurs on the principal Trading Market for such security, (b) such principal Trading Market does not fail to open for trading during its regular trading session and (c) there does not occur or exist on such day, for more than a one half-hour period, in the aggregate, any suspension or limitation imposed on the trading of such security or of any options, contracts or futures contracts relating to such security, which suspension or limitation occurs or exists at any time before 1:00 p.m. (New York City time) on such day. If a security is not quoted on any Trading Market, "Trading Day" shall have the same meaning as Business Day.

          "Trading Market" is defined in the definition of Market Price.

          "Valuation Date" is defined in the definition of Market Price.

          "Voting Stock" means Capital Stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances (determined without regard to any classification of directors) to elect one or more members of the Board of Directors (without regard to whether or not, at the relevant time, Capital Stock of any other class or classes (other than Common Stock) shall have or might have voting power by reason of the happening of any contingency).

          "Window Trigger Date" is defined in Section 7(b).

          "Withholding Tax" is defined in Section 16.

          (b)    Rules of Construction.    Capitalized terms used in this Certificate of Designations which are not defined in this Section 3 (or in a document referenced in Section 3) have the meanings contained elsewhere in this Certificate of Designations. Whenever the words "include," "includes" or "including" are used in this Certificate of Designations, they are deemed to be followed by the words "without limitation." Any definitions used herein defined in the plural shall be deemed to include the singular as the context may require, and any definitions used herein defined in the singular shall be deemed to include the plural as the context may require. Wherever reference is made herein to the male, female or neuter genders, such reference shall be deemed to include any of the other genders as the context may require.

        Section 4.    Dividends.

          (a)   Dividends shall accrue and accumulate on each Share (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Shares) on a daily basis at the Dividend Rate on the Accrued Value from and including the Issue Date of such Share to and including the first date on which any of the following occurs: (i) payment is made in respect to such Share in connection with a Liquidation Event pursuant to Section 5, (ii) such Share is redeemed by the Corporation in accordance with Section 6, or (iii) such Share is converted into shares of Conversion Stock pursuant to Section 7. Dividends on Shares shall compound quarterly on each Dividend Compounding Date. Dividends on Shares shall accrue, accumulate, and compound whether or not they have been declared, whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends, and whether or not a cash payment of such dividends would be prohibited under any Loan Documents. In any given quarter, to the extent that (x) the Corporation is legally permitted to pay dividends in cash and (y) an independent committee of the Board of Directors (which for the avoidance of doubt shall exclude any directors employed within the last three years by investment funds affiliated with H.I.G. Capital, LLC) has determined that payment of such dividends in cash is in the best interest of stockholders (taking into account the impact that payment of such dividends in cash or the ability to make such cash payment of such dividends, would have on the treatment of the Shares as debt or equity by the credit agencies rating the Company, its Subsidiaries, Indebtedness of the Company or its Subsidiaries or the Shares), the Board of Directors may, in its sole discretion, declare a cash dividend in an amount up to 50% of the amount of the dividends that have accrued and accumulated on the Shares through the end of such quarter, and, if the Board of Directors so declares, the Corporation shall pay such cash dividend on the Dividend Compounding Date for such quarter to the holders of record of the Shares as they appear on the Company's stock register at the Close of Business on the relevant Dividend Record Date. For the avoidance of doubt, the amount of any quarterly dividend on Shares paid in cash to the holders of Shares on the Dividend Compounding Date pursuant to the immediately preceding sentence shall not compound on the Dividend Compounding Date and shall not be included in Accrued Value. With respect to any Share, its Issue Date shall remain the same regardless of the number of times transfer of such Share is made on the stock records maintained by or for the Corporation and regardless of the number of certificates which may be issued to evidence such Share.

          (b)    Participating Dividends.    In addition to any other dividends accruing or declared hereunder, in the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property), the Corporation shall also declare and pay to the holders of the Series A Preferred Stock at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Common Stock issuable upon conversion of the Series A Preferred Stock as if all of the outstanding Series A Preferred Stock had been converted into Common Stock immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the Corporation will determine the record holders of Common Stock entitled to such dividends.

        Section 5.    Liquidation.    Upon any Liquidation Event, each holder of Series A Preferred Stock then outstanding shall be entitled to be paid for each Share, out of the assets of the Corporation available for distribution to shareholders of the Corporation, and after satisfaction of (or reservation of an amount sufficient to satisfy) all liabilities and obligations to creditors of the Corporation, but before any distribution or payment is made upon any Junior Stock, an amount in cash equal to the greater of (a) the Accrued Value of such Share as of and including the date of the Liquidation Event plus, without duplication, dividends accrued but not yet compounded as of and through such date and (b) the amount that such holder would be entitled to receive in respect of Conversion Stock in connection with such Liquidation Event if such Share were converted into Conversion Stock immediately prior to such event in accordance with Section 7(a), and the holders of Series A Preferred Stock shall not be entitled to any other payment with respect to such Share. If upon any Liquidation Event, the assets of the Corporation to be distributed among the holders of the Series A Preferred Stock are insufficient to permit payment to such holders of the entire aggregate amount that they are entitled to be paid under the first sentence of this Section 5, then the entire assets available (including any right to future or contingent distributions) to be distributed to the Corporation's stockholders shall be distributed pro rata among the holders of the Series A Preferred Stock, based upon the aggregate Accrued Value (plus, without duplication, any accrued dividends not already included in such Accrued Value) as of and including the date of the Liquidation Event of the Series A Preferred Stock held by each such holder. As soon as practicable prior to the payment date stated therein, the Corporation shall deliver written notice of any such Liquidation Event to each record holder of Series A Preferred Stock, setting forth in reasonable detail the amount of proceeds to be paid with respect to each Share and to each share of Common Stock in connection with such Liquidation Event.

        Section 6.    Redemptions.

          (a)    Redemption at the Option of the Corporation.

              (i)  No sinking fund is provided for the Series A Preferred Stock. The Corporation shall not have the right to redeem the Series A Preferred Stock prior to the fifth anniversary of the Issue Date. On or after the fifth anniversary of the Issue Date, the Corporation will have the right (but not the obligation) to redeem (an "Optional Redemption") all, but not less than all, of the Series A Preferred Stock then outstanding in accordance with this Section 6, for an amount of cash per Share, payable by wire transfer to the account or accounts designated in writing to the Corporation by such holder, equal to the product of (A) the Applicable Optional Redemption Percentage multiplied by (B) the sum of the Accrued Value of such Share as of and including the Optional Redemption Date plus, without duplication, dividends accrued but not yet compounded as of and through such date (such amount, the "Optional Redemption Price").

             (ii)  In case the Corporation exercises its Optional Redemption right to redeem all of the Series A Preferred Stock then outstanding pursuant to this Section 6(a), it shall fix a date for redemption (each, an "Optional Redemption Date") and it shall mail a notice of such Optional Redemption (an "Optional Redemption Notice") not less than 30 days prior to the Optional Redemption Date to each holder of Series A Preferred Stock at its last address as the same appears on the Corporation's stock register. The Optional Redemption Date must be a Business Day. For the avoidance of doubt, any holder may convert its Shares pursuant to Section 7(a) at any time prior to the Close of Business on the date that is three (3) Business Days prior to the Optional Redemption Date.

            (iii)  Each Optional Redemption Notice shall specify:

              (1)   the Optional Redemption Date;

              (2)   the Optional Redemption Price;

              (3)   that on the Optional Redemption Date, the Optional Redemption Price will become due and payable upon each Share, and that any dividends thereon will cease to accumulate after the Optional Redemption Date;

              (4)   the place or places where such Shares are to be surrendered for payment of the Optional Redemption Price; and

              (5)   that holders may surrender their Shares for conversion at any time prior to the Close of Business on the date that is three (3) Business Days immediately preceding the Optional Redemption Date.

          Any delivered Optional Redemption Notice is irrevocable.

            (iv)  If any Optional Redemption Notice has been given in respect of Shares in accordance with this Section 6(a), holders of Shares shall surrender any Shares that have not been converted prior to the related Optional Redemption Date to the Corporation on the Optional Redemption Date at the place or places stated in the Redemption Notice for the payment in full of the Optional Redemption Price solely in cash.

             (v)  From and after the Optional Redemption Date (unless the Corporation shall default in providing for the payment of the Optional Redemption Price), (1) dividends will cease to accrue on Shares, (2) Shares shall no longer be deemed outstanding and (3) all rights of the holders of Shares hereunder will terminate, except the right to receive the Optional Redemption Price for each Share payable in full in cash on the Optional Redemption Date.

          (b)    Redemption at the Option of the Holder Upon Fundamental Change.

              (i)  If, prior to the effective date of a Fundamental Change, the Corporation has knowledge of such Fundamental Change, then no later than 30 days prior (or such lesser number of days as is practicable if such knowledge is obtained thereafter) to the occurrence of the Fundamental Change, the Corporation shall, to the extent legally permissible, give written notice of such proposed Fundamental Change, which notice shall describe (to the extent known) the expected date of consummation thereof to each holder of Series A Preferred Stock (provided, that the Corporation shall not be required to deliver such notice if its delivery would result in, or, in the Corporation's sole reasonable discretion, be likely to result in, the Corporation having to generally disclose material non-public information pursuant to Regulation FD, any successor law or any similar provision of any law applicable to the Corporation; provided, further, that so long as the Sponsor and its Affiliates are subject to a confidentiality obligation with the Corporation, the exception to the notice requirement set forth in the immediately preceding proviso shall not apply to the Sponsor or its Affiliates).

             (ii)  If a Fundamental Change occurs, each holder of the Series A Preferred Stock will have the right (but not the obligation) to require the Corporation to redeem all, but not less than all, of such holder's Series A Preferred Stock on the Fundamental Change Redemption Date for an amount of cash per Share, payable by wire transfer to the account or accounts designated in writing to the Corporation by such holder, equal to:

              (1)   if the Fundamental Change is a Change of Control, the greater of (A) the product of (1) the Applicable Fundamental Change Percentage multiplied by (2) the sum of the Accrued Value of such Share as of and including the Fundamental Change Redemption Date plus, without duplication, dividends accrued but not yet compounded as of and through such date (such amount in this clause (A), the "Fundamental Change Make-Whole Amount") and (B) the product of (1) the Deemed Conversion Shares at the time of closing of such Change of Control multiplied by (2) the Change of Control Purchase Price; and

              (2)   if the Fundamental Change is not a Change of Control, the Fundamental Change Make-Whole Amount;

    by delivering to the Corporation, at its principal office or to such other location as may be directed by the Corporation, the Shares to be redeemed and written notice of such election (x) if notice was delivered by the Corporation to such holder pursuant to Section 6(b)(i), by 12:00 p.m., New York time, on the Business Day immediately preceding the effective date of the Fundamental Change, and (y) if notice was delivered by the Corporation to such holder pursuant to Section 6(b)(iii), by the Close of Business on the day that is three Business Days prior to the Alternative Fundamental Change Redemption Date. Upon timely receipt of any holder's election and Shares, the Corporation shall be obligated to redeem the Shares of such holder (1) if the Corporation delivered notice to such holder pursuant to Section 6(b)(i), on the date of the occurrence of the Fundamental Change (the "Sponsor Fundamental Change Redemption Date"), and (2) if the Corporation delivered notice to such holder pursuant to Section 6(b)(iii), on the Alternative Fundamental Change Redemption Date, in each case, in priority over any payments to the holders of Junior Stock. If any proposed Fundamental Change does not occur, any request for redemption in connection therewith shall be automatically rescinded, or if there has been a material change in the terms or the timing of the transaction, any holder of Series A Preferred Stock may rescind such holder's request for redemption by giving written notice of such rescission to the Corporation.

            (iii)  If a Fundamental Change occurs and notice is not given to such holder pursuant to Section 6(b)(i), then the Corporation will deliver notice of such Fundamental Change to such holder as promptly as practicable after the occurrence of such Fundamental Change, which notice shall set forth the date on which the Corporation will redeem any Shares properly tendered by such holder in accordance with Section 6(b)(ii) in connection with such Fundamental Change, which date, shall be no fewer than 25 Business Days, and no more than 35 Business Days after the date on which such notice is delivered (the "Alternative Fundamental Change Redemption Date", and together with the Sponsor Fundamental Change Redemption Date, the "Fundamental Change Redemption Date").

          (c)    Redemption Payments.    For each Share to be redeemed hereunder, to the extent required by the Corporation, upon surrender by the holder thereof at the Corporation's principal office, or to such other location as may be directed by the Corporation, of the certificate representing such Share and any other documentation required pursuant to this Certificate of Designations and reasonably requested by the Corporation, the Corporation shall be obligated on the Optional

  Redemption Date or any Fundamental Change Redemption Date (each a "Redemption Date") to pay to the holder thereof, by wire transfer to an account or accounts designated by the holder at least three Business Days prior to the relevant Redemption Date, an amount in cash equal to the redemption price of such Share in accordance with Section 6(a), Section 6(b), or Section 6(c), as applicable. If the Corporation pays any holder of more than one Share an amount of cash less than the amount of the redemption price due in accordance with Section 6(a), Section 6(b), or Section 6(c) with respect to such Shares, the payment shall be deemed to satisfy the Corporation's obligations with respect to a number of Shares held by such holder (the "Deemed Redeemed Shares") equal to the maximum number of Shares held by such holder for which the applicable redemption price could have been paid in full by such amount of cash, and thereafter, such Deemed Redeemed Shares shall be redeemed by the Corporation in accordance with Section 6(a) or Section 6(b), as applicable, and cancelled and retired. For the avoidance of doubt, any Shares not redeemed pursuant to Section 6(a), Section 6(b), or Section 6(c), as applicable, shall remain outstanding.

          (d)    Redeemed or Otherwise Acquired Shares.    Any Shares which are redeemed by the Corporation or otherwise acquired by the Corporation or which are converted shall be canceled and retired to "authorized but unissued shares" and shall not be reissued, sold or transferred.

          (e)    No Other Redemptions.    The Series A Preferred Stock shall not be redeemable except as expressly authorized in this Section 6.

        Section 7.    Conversion.

          (a)    Conversion at the Option of the Holder.    Each Share may be converted on any date, from time to time, at the option of the holder thereof into a number of shares of Conversion Stock equal to the Deemed Conversion Shares.

          (b)    Conversion at the Option of the Corporation.    If, on any date following the date that is two years after the Issue Date, (i) no Event of Noncompliance has occurred and is continuing, (ii) there is an effective Shelf Registration Statement covering the resale of all of the Registrable Securities, which remains effective through and including the Corporation Conversion Date, and and (iii) for any 20 Trading Days out of the 30 consecutive Trading Day-period immediately preceding such date, the volume weighted average closing price of the Common Stock on such Trading Days equaled or exceeded $42.00 per share (such day, the "Window Trigger Date"), then the Corporation may cause the conversion of all, but not less than all, of the Shares into a number of shares of Conversion Stock equal to the Deemed Conversion Shares by providing written notice to the holders of the Series A Preferred Stock, no later than 10 days after such Window Trigger Date, of the Corporation's election to cause such conversion, and of the effective date of such conversion, which effective date shall not be earlier than 30 days or later than 60 days after the date of such notice (the "Corporation Conversion Date").

          (c)    Conversion Procedure.    To convert Shares pursuant to Section 7(a) or Section 7(b) , the holder of such Shares must deliver the certificate(s) representing such Shares to the Corporation at its principal corporate office, or to such other locations as may be directed by the Corporation, and with respect to a conversion pursuant to Section 7(a), together with an irrevocable written notice of conversion. The "Conversion Date" means, for any Share, (i) in the case of a conversion under Section 7(a), the date on which such Share is submitted for conversion and the duly signed and completed notice of conversion of such Share is received by the Corporation and (ii) in the case of a conversion under Section 7(b), the Corporation Conversion Date. Upon conversion of a Share, (x) the Person entitled to receive the Conversion Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Conversion Stock at the Close of Business on the Conversion Date for such Share (and, for the avoidance of doubt, without limiting the rights of holders of Shares provided herein (including voting rights as provided in

  Section 9 or rights to dividends as provided in Section 4), prior to such time will not be treated as the holder or holders of record of such Conversion Stock or as entitled to any rights with respect to such shares of Conversion Stock by virtue of holding Shares), and (y) such Person shall cease to be a record holder of the Series A Preferred Stock at the Close of Business on such Conversion Date, in each of (x) and (y) irrespective of whether Conversion Stock is issued on or after the Conversion Date. As promptly as practicable on or after the Conversion Date for any Share, the Corporation shall issue the number of whole shares of Conversion Stock issuable upon conversion, with such number of shares of Conversion Stock determined based on the aggregate number of Shares converted by the converting holder on such Conversion Date and any remaining balance satisfied in cash. Such delivery shall be made, at the option of the applicable holder, in certificated form or by book-entry (if Common Stock is then issued in one or more global certificates with a depositary). If any holder converts only a portion of the Shares represented by a single certificate, the Corporation will promptly issue a new certificate representing the portion of the Shares that such holder has not converted. Any such certificate or certificates shall be delivered by the Corporation to the appropriate holder by sending certificates evidencing the shares to the holders at their respective addresses as set forth in the conversion notice. The Corporation shall be entitled to treat the registered holder of any share of Common Stock issued upon the conversion of a Share as the owner of such share for all purposes.

          (d)    Contingent Conversion.    Notwithstanding any other provision of this Section 7, if a conversion of Series A Preferred Stock is to be made in connection with an event or transaction affecting the Corporation, the conversion of any Shares may, at the election of the holder thereof, be conditioned upon the consummation of such event or transaction, in which case such conversion shall not be deemed to be effective until such event or transaction has been consummated.

          (e)    Common Stock Reserved for Issuance.    The Corporation shall at all times reserve and keep available out of its authorized and unissued shares of Conversion Stock, solely for the purpose of issuance upon the conversion of the Series A Preferred Stock, the number of shares of Conversion Stock that would be issuable upon the conversion of all outstanding Series A Preferred Stock. All shares of Conversion Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, charges and encumbrances. The Corporation shall take reasonable best efforts to assure that all such shares of Conversion Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Conversion Stock may be listed (except for official notice of issuance which shall be promptly delivered by the Corporation upon each such issuance and except for any such law, regulation or requirement applicable because of the business or nature of the holder). The Corporation shall not take any action which would cause the number of authorized but unissued shares of Conversion Stock to be less than the number of such shares required to be reserved hereunder for issuance upon conversion of the Series A Preferred Stock in accordance with this Section 7(e).

          (f)    Taxes.    The Corporation shall pay any and all transfer Taxes that may be payable in respect of the issue or delivery of shares of Conversion Stock on conversion of the Shares. The Corporation shall not, however, be required to pay any Tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Conversion Stock in a name other than that in which the converted Shares of Series A Preferred Stock were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Corporation the amount of any such Tax, or has established to the satisfaction of the Corporation that such Tax has been paid.

          (g)    No Impairment.    The Corporation shall not, by amendment of this Certificate of Designations or the Amended and Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation.

        Section 8.    Conversion Price; Adjustments.

          (a)   In order to prevent dilution of the conversion rights granted under Section 7, the Conversion Price shall be subject to adjustment from time to time, without duplication, in the circumstances and in the manner described in this Section 8.

          (b)    Stock Dividends.    In case the Corporation shall pay or make a dividend or other distribution on the Common Stock in Common Stock, the Conversion Price, as in effect at the opening of business on the day following the date fixed for the determination of stockholders of the Corporation entitled to receive such dividend or other distribution, shall be adjusted by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such adjustment to become effective immediately after the opening of business on the day following the date fixed for such determination.

          (c)    Stock Purchase Rights.    If the Corporation issues or sells to all holders of its Common Stock any Options entitling them to subscribe for or purchase shares of Common Stock for a period expiring within 60 days from the date of issuance of such Options at a price per share for an amount of consideration per share less than the Market Price of one share of Common Stock determined as of the date of such issue or sale, then at the opening of business on the day following the date fixed for such determination the Conversion Price shall be reduced to equal (x) the Conversion Price in effect immediately prior to such issue or sale multiplied by (y) a fraction, the numerator of which shall be (1) the number of shares of Common Stock Deemed Outstanding on the close of business on the date fixed for such determination plus (2) the aggregate consideration expected to be received by the Company upon the exercise, conversion or exchange of such Options (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase.

          (d)    Debt, Asset or Security Distributions.    In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, assets or securities (but excluding any dividend or distribution of Options referred to in Section 8(c), any dividend or distribution paid exclusively in cash, any dividend or distribution of shares of Capital Stock of any class or series, or similar equity interests, or any dividend or distribution referred to in Section 8(b)), the Conversion Price shall be reduced by multiplying the Conversion Price in effect immediately prior to the close of business on the date fixed for the determination of stockholders of the Company entitled to receive such distribution by a fraction, the numerator of which shall be Market Price minus the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator of which shall be the Market Price on the date fixed for such determination, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders of the Company entitled to receive such distribution.

          (e)    Treasury Shares.    The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

          (f)    Subdivision or Combination of Common Stock.    If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to the effective date or record date, as the case may be, for such subdivision shall be proportionately reduced on such effective date or record date, as the case may be, and if the Corporation at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to the effective date or record date for such combination shall be proportionately increased immediately after such effective date or record date.

          (g)    Record Date.    If the Corporation takes a record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (h)    Notices Related to Conversion Adjustments.

              (i)  Promptly upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all holders of Series A Preferred Stock, setting forth in reasonable detail and certifying the calculation of such adjustment.

             (ii)  The Corporation shall give written notice to all holders of Series A Preferred Stock at least 10 Business Days prior to the date on which the Corporation closes its books or takes a record (a) with respect to any dividend or distribution upon Common Stock, (b) with respect to any pro rata subscription offer to holders of Common Stock or (c) for determining rights to vote with respect to any Organic Change or Liquidation Event.

            (iii)  So long as the delivery of such notice would not result in, or, in the Corporation's sole reasonable discretion, be likely to result in, the Corporation having to generally disclose material non-public information pursuant to Regulation FD, any successor law or any similar provision of any law applicable to the Corporation (provided, that so long as the Sponsor and its Affiliates are subject to a confidentiality obligation with the Corporation, such exception shall not apply to the Sponsor or its Affiliates), the Corporation shall also give written notice to the holders of Series A Preferred Stock at least 10 Business Days prior to the date on which any Organic Change shall take place.

          (i)    Consolidation, Merger or Sale.    Any consolidation, merger, sale, assignment, conveyance, lease, transfer or other disposition of substantially all of the assets or properties of the Corporation and its Subsidiaries on a consolidated basis in any transaction or series of related transactions, in each case, which is effected in such a manner that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities, cash or assets with respect to, or in exchange for, Common Stock, is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Corporation shall, at its election, either redeem the Shares pursuant to Section 6(a) if the Corporation has the right to force such redemption at such time, cause the conversion of the Shares pursuant to Section 7(b) if the Corporation has the right to force such conversion at such time or make appropriate provisions to insure that the holder of any Share not being redeemed in accordance with Section 6(b) shall thereafter have the right to acquire and receive, upon conversion of such Share, in lieu of each share of Common Stock immediately theretofore acquirable and receivable upon the conversion of such Share, the types and amounts of stock, other securities, cash or other assets that such holder would have received in connection with such Organic Change if such holder had converted its Share immediately prior to such Organic Change. The Corporation shall not effectuate an Internal Reorganization Event unless the Series A Preferred Stock shall be outstanding as a class of preferred stock of the surviving corporation having the same rights, terms, preferences, liquidation preference and accrued and unpaid dividends as the Series A Preferred Stock in effect immediately prior to such Internal Reorganization Event.

        Section 9.    Voting Rights.    Except as otherwise provided herein (including Section 10) or by applicable law, the holders of Shares shall be entitled to vote with the holders of shares of Common Stock, together as a single class, on all matters submitted to a vote of shareholders of the Corporation. Each holder of Shares shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which all Shares held of record by such holder could then be converted pursuant to Section 7 at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is first executed. The holders of Shares shall be entitled to notice of any meeting of shareholders of the Corporation in accordance with the Bylaws. On and following the Trigger Date (as defined in the Amended and Restated Certificate of Incorporation), for so long as the Sponsor Entities continue to own the Required Percentage, the holders of at least a majority of the then-outstanding Shares held by the Sponsor Entities, voting as a separate class, shall be entitled to elect two (2) directors to the Board of Directors and at each meeting or pursuant to each consent of the Company's stockholders for the election of directors (the "Series A Directors"); provided that, if and for so long as the Sponsor Entities continue to own more than 50% of the Required Percentage but less than 100% of the Required Percentage, the holders of at least a majority of the then-outstanding Shares held by the Sponsor Entities, voting as a separate class, shall be entitled to elect one (1) Series A Director at each meeting or pursuant to each consent of the Company's stockholders for the election of directors. The Series A Directors shall only be removed by the holders of at least a majority of the then-outstanding Shares held by the Sponsor Entities, voting as a separate class.

        Section 10.    Protective Provisions.    For so long as the Sponsor Entities continue to own the Required Percentage, the Corporation shall not, and shall cause its Subsidiaries not to, without first obtaining the approval (by vote or written consent as provided by law) of the holders of at least the majority of the then-outstanding Shares, voting as a separate class:

          (a)   amend, modify, waive, repeal or restate any provision in this Certificate of Designations, the Amended and Restated Certificate of Incorporation or Bylaws, similar organizational documents of the Corporation's Subsidiaries, the Reg Rights Agreement or any other rights involving the rights of holders with respect to any Shares, including, by merger, consolidation, recapitalization or otherwise, in each case, in any manner that adversely affects the powers, preferences or rights of the Shares;

          (b)   enter into any contract that would prohibit or restrict the ability of the Corporation to perform its obligations with respect to the Series A Preferred Stock;

          (c)   incur Indebtedness (including guarantees on Indebtedness) in excess of the amount of Indebtedness outstanding on the Issue Date;

          (d)   extend, supplement, amend, waive or otherwise modify any material provisions of the Loan Documents or any other agreement, indenture or similar instrument governing any terms of Indebtedness of the Corporation or its Subsidiaries, other than refinancing Indebtedness outstanding on the Issue Date;

          (e)   acquire or divest in one or more series of transactions the stock or assets of any Person for consideration in excess of $25 million individually or $125 million in the aggregate in any given year;

          (f)    establish or acquire any Subsidiaries outside of the United States;

          (g)   effect a Fundamental Change;

          (h)   effect any bankruptcy or Liquidation Event of the Corporation or its Subsidiaries;

          (i)    declare or pay any dividends other than dividends on the Series A Preferred Stock;

          (j)    authorize, create or issue any Capital Stock of the Corporation or any of its Subsidiaries other than Junior Stock or pursuant to any management plan approved by the Board of Directors;

          (k)   (i) reclassify, alter or amend any existing security of the Corporation that is pari passu with the Shares in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Shares in respect of any such right, preference, or privilege or (ii) reclassify, alter or amend any existing security of the Corporation that is Junior Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Shares in respect of any such right, preference or privilege;

          (l)    enter into or effect any transaction involving the recapitalization, reorganization, reclassification, repurchase, redemption, exchange or other acquisition of any equity securities of the Corporation or its Subsidiaries, other than repurchases or redemptions by a wholly owned Subsidiary of its outstanding securities, or redemptions or other repurchases of Common Stock from employees of the Corporation and its Subsidiaries pursuant to plans or arrangements approved by the Board of Directors; or

          (m)  agree in writing or commit or publicly announce an intention to do any of the foregoing.

        Section 11.    Events of Noncompliance.

          (a)    Definition.    An "Event of Noncompliance" shall have occurred if: (A) the Corporation fails to make any redemption payment with respect to the Series A Preferred Stock which it is required to make under this Certificate of Designations, whether or not such payment is legally permissible or is prohibited by any Loan Document or any other agreement to which the Corporation is subject or (B) the Corporation breaches any of its payment obligations under this Certificate of Designations, including Section 7(f) hereto.

  The foregoing shall constitute Events of Noncompliance whatever the reason or cause for any such Event of Noncompliance and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body and regardless of the effects of any subordination provisions.

          (b)    Consequences of Events of Noncompliance.

              (i)  If an Event of Noncompliance has occurred and is continuing, the Dividend Rate for such outstanding Shares will increase by 3.00% per annum, effective as of the date of the Event of Noncompliance, and will increase by an additional 0.50% per annum on each successive Dividend Compounding Date (up to a maximum Dividend Rate of 20.00% per annum), in each case, until such Event of Noncompliance has been cured and no longer is continuing.

             (ii)  If any Event of Noncompliance exists, each holder of Series A Preferred Stock shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights and remedies which such holder may have at law or in equity.

          (c)   For the avoidance of doubt, any action by the Corporation in violation of this Certificate of Designations, including with respect to the rights of holders of Shares pursuant to Section 8 or Section 10, shall be null and void ab initio, and of no force or effect.

        Section 12.    Registration of Transfer.    The Corporation shall keep at its principal office a register for the registration of Series A Preferred Stock. The Corporation shall be entitled to treat the registered holder of any Share as the owner of such Share for all purposes. Upon the surrender of any certificate representing Shares at such place, the Corporation shall, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of Shares represented by the surrendered certificate. Each such new certificate shall be registered in such name and shall represent such number of Shares as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate.

        Section 13.    Notices.    Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be deemed to have been given when so mailed or sent (a) to the Corporation, at its principal executive offices and (b) to any holder of Shares, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder by written notice to the Corporation).

        Section 14.    Replacement Certificates.    Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing Shares, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at the holders expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of Shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends shall accrue on the Shares represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

        Section 15.    Amendment and Waiver.    No amendment, modification, alteration, repeal or waiver of any provision of this Certificate of Designations shall be binding or effective without the prior written consent of the holders of a majority of the Shares outstanding at the time such action is taken. For the avoidance of doubt, no amendment, modification, alteration, repeal or waiver of the terms or relative priorities of the Shares may be accomplished whether by the merger, consolidation or other transaction of the Corporation with any other Person unless the Corporation has obtained the prior written consent of the holders of the majority the Shares then outstanding.

        Section 16.    Withholding; Offset of Taxes.    The Corporation or any other withholding agent shall be entitled to deduct and withhold from the amounts otherwise payable to a holder of Shares such amounts as the Corporation or such withholding agent are required to deduct and withhold under the Code with respect to the making of such payment ("Withholding Tax"). The Corporation or such other withholding agent shall provide the holder with (x) to the extent practicable, at least 10 Business Days advance notice of any amounts proposed to be withheld, (y) an original or certified copy of a receipt from the applicable taxing authority showing payment of any such Withholding Tax, and (z) such other information regarding any such Withholding Tax as the holder may reasonably request. To the extent that Withholding Tax is withheld, (i) the Corporation or such other withholding agent timely shall pay over such amounts to the applicable taxing authority and (ii) such withheld amounts shall be treated for all purposes as having been paid to the Person in respect of whom such deduction and withholding was made. To the extent that the Corporation is required to pay over to a taxing authority any Withholding Tax (excluding for the avoidance of doubt any Taxes referred to in the second sentence of Section 7(f)) on behalf of or with respect to any holder of Shares and such Withholding Tax is not withheld from a cash payment payable to such holder, then the Corporation may, in its sole and absolute discretion, set off such Withholding Tax payment against any payments of Conversion Stock or cash on such Shares or Common Stock received as Conversion Stock.

        Section 17.    Incorporation by Reference.    The full text of the Purchase Agreement, the Reg Rights Agreement, the Loan Documents and any other agreement referenced herein is on file at the registered office of the Corporation as set forth in the Amended and Restated Certificate of Incorporation (as such registered office may be modified from time to time in accordance with Section 133 of the DGCL or any successor provision).

* * * * *

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Designations as of [    •    ], 2017.

SURGERY PARTNERS, INC.
By:
Name:
Title:

[SIGNATURE PAGE TO CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND
LIMITATIONS (10.00% SERIES A CONVERTIBLE PERPETUAL PARTICIPATING PREFERRED
STOCK)—SURGERY PARTNERS, INC.]

Annex B

FORM OF SURGERY PARTNERS, INC.

Amended and Restated Certificate of Incorporation

        Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, Surgery Partners, Inc. has adopted this Amended and Restated Certificate of Incorporation restating, integrating and amending its Certificate of Incorporation (originally filed April 2, 2015 and amended and restated on September 21, 2015), which Amended and Restated Certificate of Incorporation has been duly proposed by the directors and adopted by the stockholders of this corporation (by written consent pursuant to Section 228 of the General Corporation Law of the State of Delaware) in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

ARTICLE I—NAME

        The name of the corporation is Surgery Partners, Inc. (the "Corporation").

ARTICLE II—REGISTERED OFFICE AND AGENT

        The address of the Corporation's registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of the Corporation's registered agent at such address is The Corporation Trust Company.

ARTICLE III—PURPOSE

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

ARTICLE IV—CAPITALIZATION

        (a)    Authorized Shares.    The total number of shares of stock that the Corporation shall have authority to issue is [    •    ], consisting of 300,000,000 shares of Common Stock, par value $0.01 per share ("Common Stock"), and [    •    ] shares of Preferred Stock, par value $0.01 per share ("Preferred Stock"). Such stock may be issued from time to time by the Corporation for such consideration as may be fixed by the board of directors of the Corporation (the "Board of Directors").

        (b)    Common Stock.    Subject to the powers, preferences and rights of any Preferred Stock, including any series thereof, having any preference or priority over, or rights superior to, the Common Stock and except as otherwise provided by law and this Article IV, the holders of the Common Stock shall have and possess all powers and voting and other rights pertaining to the stock of the Corporation.

          (i)    Voting.    Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that to the fullest extent permitted by law, holders of Common Stock, as such, shall have no voting power with respect to, and shall not be entitled to vote on, any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if only the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL. There shall be no cumulative voting.

          (ii)    Dividends.    Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock. Except as otherwise provided by the DGCL or this Amended and Restated Certificate of Incorporation, the holders of record of shares of Common Stock shall share ratably in all dividends payable in cash, stock or otherwise and other distributions, whether in respect of liquidation or dissolution (voluntary or involuntary) or otherwise.

          (iii)    No Preemptive Rights.    The holders of the Common Stock shall have no preemptive rights to subscribe for any shares of any class of stock of the Corporation whether now or hereafter authorized.

          (iv)    No Conversion Rights.    The Common Stock shall not be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same class of the Corporation's capital stock.

          (v)    Liquidation Rights.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. A merger or consolidation of the Corporation with or into any other corporation or other entity or a sale or conveyance of all or any part of the assets of the Corporation, in any such case which shall not in fact result in the liquidation of the Corporation and the distribution of assets to its stockholders, shall not be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

        (c)    Preferred Stock.    Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers relative to other classes or series of Preferred Stock, if any, or Common Stock, full or limited or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by applicable law, to adopt any such resolution or resolutions. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or any certificate of designations relating to any series of Preferred Stock, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Amended and Restated Certificate of Incorporation and any certificate of designations relating to any series of Preferred Stock, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation. Any shares of Preferred Stock that are redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law, this Amended and Restated Certificate of Incorporation or any certificate of designations relating to any series of Preferred Stock. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided in any certificate of designations or any resolution or resolutions providing for the issue of such series adopted by the Board of Directors.

        (d)    No Class Vote on Changes in Authorized Number of Shares of Preferred Stock.    Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Amended and Restated Certificate of Incorporation, any certificate of designations or any resolution providing for the issuance of such series of stock adopted by the Board of Directors, the number of authorized shares of

Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

ARTICLE V—BOARD OF DIRECTORS

        (a)    Number of Directors; Vacancies and Newly Created Directorships.    The number of directors constituting the Board of Directors shall be not fewer than three and not more than 15, each of whom shall be a natural person. Subject to the special rights of the holders of any series of Preferred Stock to elect directors, the precise number of directors shall be fixed from time to time by a majority vote of the Board of Directors, provided that, prior to the date (the "Trigger Date") that the Sponsor Entities (as defined below) cease collectively to beneficially own (directly or indirectly) fifty percent (50%) or more of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors ("Voting Stock"), the size of the Board of Directors will be determined by the affirmative vote of at least a majority of the Corporation's then outstanding Voting Stock. Vacancies and newly-created directorships shall be filled exclusively by vote of a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, except that (i) any vacancy created by the removal of a director by the stockholders for cause shall only be filled, in addition to any other vote otherwise required by law, by vote of a majority of the then outstanding Voting Stock and (ii) prior to the Trigger Date, vacancies will be filled by vote of a majority of the then outstanding Voting Stock. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, and a director chosen to fill a position resulting from an increase in the number of directors shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal. "Affiliate" means, with respect to any Person, any other Person that controls, is controlled by, or is under common control with such Person; the term "control," as used in this definition, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and "controlled" and "controls" have meanings correlative to the foregoing. "HIG Stock Sale Agreement" means that certain Stock Purchase Agreement, dated as of May 9, 2017, by and among H.I.G. Surgery Centers, LLC, H.I.G. Bayside Debt & LBO Fund II L.P., BCPE Seminole Holdings LP, and the Corporation. "HIG Stock Sale Closing" means the closing of the purchase and sale of Common Stock pursuant to the HIG Stock Sale Agreement. "Person" means an individual, any general partnership, limited partnership, limited liability company, corporation, trust, business trust, joint stock company, joint venture, unincorporated association, cooperative or association or any other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity. "Sponsor Entities" means, collectively, (x) before the HIG Stock Sale Closing, investment funds affiliated with H.I.G. Capital, LLC or Bain Capital Private Equity, LP and their respective successors, Transferees and Affiliates and (b) after the HIG Stock Sale Closing, investment funds affiliated with Bain Capital Private Equity, LP and its successors, Transferees and Affiliates. "Transferee" means, any Person who becomes a beneficial owner of Voting Stock upon having purchased such shares from the investment funds affiliated with the Sponsor Entities or their respective Affiliates, provided, however, that a purchaser of Voting Stock in an registered public offering shall not be a "Transferee." For the purpose of this Amended and Restated Certificate of Incorporation, "beneficial ownership" shall be determined in accordance with Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

        (b)    Classified Board of Directors.    Subject to the special rights of the holders of any series of Preferred Stock to elect directors, the Board of Directors (other than those directors elected by the holders of any series of Preferred Stock) shall be classified into three classes: Class I; Class II; and

Class III. Each class shall consist, as nearly as practicable, of one-third of the total number of directors constituting the entire Board of Directors and the allocation of directors among the three classes shall be determined by the Board of Directors. The term of office of the Class I Directors shall expire at the 2019 annual meeting of stockholders, the term of office of the Class II Directors shall expire at the 2020 annual meeting of stockholders and the term of office of the Class III Directors shall expire at the 2018 annual meeting of stockholders. Each director in each class shall hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. At each annual meeting of stockholders beginning with the first annual meeting of stockholders following the filing of this Amended and Restated Certificate of Incorporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold office for a term expiring at the annual meeting of stockholders to be held in the third year following the year of their election, with each director in each such class to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible and such apportionment shall be determined by the Board of Directors.

        (c)    Removal.    Subject to the special rights of the holders of any series of Preferred Stock to elect directors, the directors of the Corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.

ARTICLE VI—LIMITATION OF DIRECTOR LIABILITY

        To the fullest extent that the DGCL or any other law of the State of Delaware (as they exist on the date hereof or as they may hereafter be amended) permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to, or modification or repeal of, this Article VI shall adversely affect any right or protection of a director of the Corporation existing hereunder with respect to any state of facts existing or act or omission occurring, or any cause of action, suit or claim that, but for this Article VI, would accrue or arise, prior to such amendment, modification or repeal. If the DGCL is amended after the Effective Time to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

ARTICLE VII—MEETINGS OF STOCKHOLDERS

        (a)    No Action by Written Consent.    From and after the Trigger Date, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

        (b)    Special Meetings of Stockholders.    Subject to any special rights of the holders of any series of Preferred Stock, and to the requirements of applicable law, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board of Directors pursuant to a written resolution adopted by a majority of the total number of directors which the Corporation would have if there were no vacancies, or (ii) prior to the Trigger Date, by the Secretary of the Corporation at the request of the holders of fifty percent (50%) or more of the then outstanding Voting Stock. Any business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

        (c)    Election of Directors by Written Ballot.    Election of directors need not be by written ballot.

ARTICLE VIII—AMENDMENTS TO THE
CERTIFICATE OF INCORPORATION AND BYLAWS

        (a)    Bylaws.    In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation entitled to vote with respect thereto to make, alter, amend or repeal the bylaws both before and after the Trigger Date; provided, that with respect to the powers of stockholders entitled to vote with respect thereto to make, alter, amend or repeal the bylaws, from and after the Trigger Date, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote with respect thereto, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.

        (b)    Amendments to the Certificate of Incorporation.    Subject to any certificate of designations relating to any series of Preferred Stock, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by the DGCL, and all rights conferred upon stockholders herein are granted subject to this reservation. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Article V, Article VI, paragraphs (a) and (b) of Article VII, Article VIII, Article IX, Article X and Article XI may be altered, amended or repealed in any respect, nor may any provision or bylaw inconsistent therewith be adopted, unless, in addition to any other vote required by this Amended and Restated Certificate of Incorporation or otherwise required by law, (i) prior to the Trigger Date, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, and (ii) from and after the Trigger Date, such alteration, amendment, repeal or adoption is approved by, in addition to any other vote otherwise required by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, at a meeting of the stockholders called for that purpose.

ARTICLE IX—BUSINESS COMBINATIONS

        (a)    Opt Out of DGCL 203.    The Corporation shall not be governed by Section 203 of the DGCL.

        (b)    Limitations on Business Combinations.    Notwithstanding the foregoing, the Corporation shall not engage in any business combination (as defined below), at any point in time at which the Corporation's Common Stock is registered under Sections 12(b) or 12(g) of the Exchange Act, with any interested stockholder (as defined below) for a period of three (3) years following the time that such stockholder became an interested stockholder, unless:

            (i)  prior to such time, the Board of Directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, or

           (ii)  upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock (as defined below) of the Corporation outstanding at the time the transaction commenced, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned by (i) persons who are directors and also officers or (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer, or

          (iii)  at or subsequent to such time, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least two thirds of the outstanding voting stock of the Corporation which is not owned by the interested stockholder.

        (c)    Definitions.    For purposes of this Article IX, references to:

            (i)  "affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another person.

           (ii)  "associate," when used to indicate a relationship with any person, means: (i) any corporation, partnership, unincorporated association or other entity of which such person is a director, officer or partner or is, directly or indirectly, the owner of 20% or more of any class of voting stock; (ii) any trust or other estate in which such person has at least a 20% beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same residence as such person.

          (iii)  "business combination," when used in reference to the Corporation and any interested stockholder of the Corporation, means:

            (1)   any merger or consolidation of the Corporation or any direct or indirect majority-owned subsidiary of the Corporation (a) with the interested stockholder, or (b) with any other corporation, partnership, unincorporated association or other entity if the merger or consolidation is caused by the interested stockholder and as a result of such merger or consolidation paragraph (b) of this Article IX is not applicable to the surviving entity;

            (2)   any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions), except proportionately as a stockholder of the Corporation, to or with the interested stockholder, whether as part of a dissolution or otherwise, of assets of the Corporation or of any direct or indirect majority-owned subsidiary of the Corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the Corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the Corporation;

            (3)   any transaction which results in the issuance or transfer by the Corporation or by any direct or indirect majority-owned subsidiary of the Corporation of any stock of the Corporation or of such subsidiary to the interested stockholder, except: (a) pursuant to the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which securities were outstanding prior to the time that the interested stockholder became such; (b) pursuant to a merger under Section 251(g) of the DGCL; (c) pursuant to a dividend or distribution paid or made, or the exercise, exchange or conversion of securities exercisable for, exchangeable for or convertible into stock of the Corporation or any such subsidiary which security is distributed, pro rata to all holders of a class or series of stock of the Corporation subsequent to the time the interested stockholder became such; (d) pursuant to an exchange offer by the Corporation to purchase stock made on the same terms to all holders of said stock; or (e) any issuance or transfer of stock by the Corporation; provided, however, that in no case under items (c)-(e) of this subsection (3) shall there be an increase in the interested stockholder's proportionate share of the stock of any class or series of the Corporation or of the voting stock of the Corporation (except as a result of immaterial changes due to fractional share adjustments);

            (4)   any transaction involving the Corporation or any direct or indirect majority-owned subsidiary of the Corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the Corporation or of any such subsidiary which is owned by the interested stockholder, except as a result of immaterial changes due to fractional share adjustments or as a result of any purchase or redemption of any shares of stock not caused, directly or indirectly, by the interested stockholder; or

            (5)   any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of the Corporation), of any loans, advances, guarantees, pledges, or other financial benefits (other than those expressly permitted in subsections (1)-(4) above) provided by or through the Corporation or any direct or indirect majority-owned subsidiary.

          (iv)  "control," including the terms "controlling," "controlled by" and "under common control with," means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting stock, by contract, or otherwise. A person who is the owner of 20% or more of the outstanding voting stock of the Corporation, partnership, unincorporated association or other entity shall be presumed to have control of such entity, in the absence of proof by a preponderance of the evidence to the contrary. Notwithstanding the foregoing, a presumption of control shall not apply where such person holds voting stock, in good faith and not for the purpose of circumventing this Article IX, as an agent, bank, broker, nominee, custodian or trustee for one or more owners who do not individually or as a group have control of such entity.

           (v)  "interested stockholder" means any person (other than the Corporation or any direct or indirect majority-owned subsidiary of the Corporation) that (i) is the owner of 15% or more of the outstanding voting stock of the Corporation, or (ii) is an affiliate or associate of the Corporation and was the owner of 15% or more of the outstanding voting stock of the Corporation at any time within the three (3) year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder, and the affiliates and associates of such person; provided, however, that the term "interested stockholder" shall not include (a) the Sponsor Entities, or (b) any person whose ownership of shares in excess of the 15% limitation set forth herein is the result of any action taken solely by the Corporation; provided that such person specified in this clause (b) shall be an interested stockholder if thereafter such person acquires additional shares of voting stock of the Corporation, except as a result of further corporate action not caused, directly or indirectly, by such person. For the purpose of determining whether a person is an interested stockholder, the voting stock of the Corporation deemed to be outstanding shall include stock deemed to be owned by the person through application of the definition of "owner" below but shall not include any other unissued stock of the Corporation which may be issuable pursuant to any agreement, arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

            (i)  "owner," including the terms "own" and "owned," when used with respect to any stock, means a person that individually or with or through any of its affiliates or associates:

            (1)   beneficially owns such stock, directly or indirectly; or

            (2)   has (a) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's affiliates or associates until such tendered stock is accepted for purchase or exchange; or (b) the right to vote such stock pursuant to any agreement, arrangement or understanding; provided, however, that a person shall not be deemed the owner of any stock because of such person's right to vote such stock if the agreement, arrangement or understanding to vote such stock arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made to ten (10) or more persons; or

            (3)   has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in item (b) of subsection (2) above), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

           (ii)  "person" means any individual, corporation, partnership, unincorporated association or other entity.

          (iii)  "stock" means, with respect to any corporation, capital stock and, with respect to any other entity, any equity interest.

          (iv)  "voting stock" means stock of any class or series entitled to vote generally in the election of directors.

ARTICLE X—RENOUNCEMENT OF CORPORATE OPPORTUNITY

        (a)    Scope.    The provisions of this Article X are set forth to define, to the extent permitted by applicable law, the duties of Exempted Persons (as defined below) to the Corporation with respect to certain classes or categories of business opportunities. "Exempted Persons" means the Sponsor Entities and all of their respective partners, principals, directors, officers, members, managers and/or employees, including any of the foregoing who serve as officers or directors of the Corporation.

        (b)    Competition and Allocation of Corporate Opportunities.    The Exempted Persons shall not have any fiduciary duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Corporation or any of its subsidiaries. To the fullest extent permitted by applicable law, the Corporation, on behalf of itself and its subsidiaries, renounces any interest or expectancy of the Corporation and its subsidiaries in, or in being offered an opportunity to participate in, business opportunities that are from time to time presented to the Exempted Persons, even if the opportunity is one that the Corporation or its subsidiaries might reasonably be deemed to have pursued or had the ability or desire to pursue if granted the opportunity to do so, and each such Exempted Person shall have no duty to communicate or offer such business opportunity to the Corporation and, to the fullest extent permitted by applicable law, shall not be liable to the Corporation or any of its subsidiaries for breach of any fiduciary or other duty, as a director or officer or otherwise, by reason of the fact that such Exempted Person pursues or acquires such business opportunity, directs such business opportunity to another person or fails to present such business opportunity, or information regarding such business opportunity, to the Corporation or its subsidiaries.

        (c)    Certain Matters Deemed Not Corporate Opportunities.    In addition to and notwithstanding the foregoing provisions of this Article X, a corporate opportunity shall not be deemed to belong to the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation's business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

        (d)    Amendment of this Article.    No amendment or repeal of this Article X in accordance with the provisions of paragraph (b) of Article VIII shall apply to or have any effect on the liability or alleged liability of any Exempted Person for or with respect to any activities or opportunities of which such Exempted Person becomes aware prior to such amendment or repeal. This Article X shall not limit any protections or defenses available to, or indemnification or advancement rights of, any director or officer of the Corporation under this Amended and Restated Certificate of Incorporation, the Corporation's bylaws or applicable law.

ARTICLE XI—EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS

        The Court of Chancery of the State of Delaware shall, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Corporation's Amended and Restated Certificate of Incorporation or bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine, in each case excluding actions in which the Court of Chancery of the State of Delaware concludes that an indispensable party is not subject to the jurisdiction of the Delaware courts and can be subject to the jurisdiction of another court within the United States. Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

ARTICLE XII—SEVERABILITY

        If any provision or provisions of this Amended and Restated Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of this Amended and Restated Certificate of Incorporation (including, without limitation, each such portion of any paragraph of this Amended and Restated Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

*  *  *  *  *

        IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Certificate of Incorporation to be executed by the officer below this [    •    ] day of [    •    ], 2017.

SURGERY PARTNERS, INC.
By:
	Name:	Michael T. Doyle
	Title:	Chief Executive Officer

[Signature Page to Amended and Restated Certificate of Incorporation]

Annex C

FORM OF
AMENDED AND RESTATED BYLAWS
OF
SURGERY PARTNERS, INC.
As of [    •    ], 2017
SECTION 1—STOCKHOLDERS

        Section 1.1.    Annual Meeting.

        An annual meeting of the stockholders of Surgery Partners, Inc., a Delaware corporation (the "Corporation"), for the election of directors to succeed those whose term expire and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, within or without the State of Delaware, on the date and at the time that the Board of Directors of the Corporation (the "Board of Directors") shall each year fix. Unless stated otherwise in the notice of the annual meeting of the stockholders of the Corporation, such annual meeting shall be at the principal office of the Corporation.

        Section 1.2.    Advance Notice of Nominations and Proposals of Business.

          (a)   Nominations of persons for election to the Board of Directors and proposals for other business to be transacted by the stockholders at an annual meeting of stockholders may be made (i) pursuant to the Corporation's notice with respect to such meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors or any committee thereof or (iii) by any stockholder of record of the Corporation who (A) was a stockholder of record at the time of the giving of the notice contemplated in Section 1.2(b), (B) is entitled to vote at such meeting and (C) has complied with the notice procedures set forth in this Section 1.2. Subject to Section 1.2(i) and except as otherwise required by law, clause (iii) of this Section 1.2(a) shall be the exclusive means for a stockholder to make nominations or propose other business (other than nominations and proposals properly brought pursuant to applicable provisions of federal law, including the Securities Exchange Act of 1934 (as amended from time to time, the "Act") and the rules and regulations of the Securities and Exchange Commission thereunder) before an annual meeting of stockholders.

          (b)   Except as otherwise required by law, for nominations or proposals to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of Section 1.2(a), (i) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation with the information contemplated by Section 1.2(c) including, where applicable, delivery to the Corporation of timely and completed questionnaires as contemplated by Section 1.2(c), and (ii) the business must be a proper matter for stockholder action under the General Corporation Law of the State of Delaware (the "DGCL"). The notice requirements of this Section 1.2 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Act and such stockholder's proposal has been included in a proxy statement prepared by the Corporation to solicit proxies for such annual meeting.

          (c)   To be timely for purposes of Section 1.2(b), a stockholder's notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation on a date (i) not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the anniversary date of the prior year's annual meeting or (ii) if there was no annual meeting in the prior year or if the date of the current year's annual meeting is more than

  30 days before or after the anniversary date of the prior year's annual meeting, on or before 10 days after the day on which the date of the current year's annual meeting is first disclosed in a public announcement. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the delivery of such notice. Such notice from a stockholder must state (i) as to each nominee that the stockholder proposes for election or reelection as a director, (A) all information relating to such nominee that would be required to be disclosed in solicitations of proxies for the election of such nominee as a director pursuant to Regulation 14A under the Act and such nominee's written consent to serve as a director if elected, and (B) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning such stockholder, any Stockholder Associated Person (as defined below) or any of their respective affiliates or associates, on the one hand, and the proposed nominee or any of his or her affiliates or associates, on the other hand; (ii) as to each proposal that the stockholder seeks to bring before the meeting, a brief description of such proposal, the reasons for making the proposal at the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation, the language of the proposed amendment) and any material interest that the stockholder has in the proposal; and (iii) (A) the name and address of the stockholder giving the notice and the Stockholder Associated Persons, if any, on whose behalf the nomination or proposal is made, (B) the class (and, if applicable, series) and number of shares of stock of the Corporation that are, directly or indirectly, owned beneficially or of record by the stockholder or any Stockholder Associated Person, (C) any option, warrant, convertible security, stock appreciation right or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class (or, if applicable, series) of shares of stock of the Corporation or with a value derived in whole or in part from the value of any class (or, if applicable, series) of shares of stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (each, a "Derivative Instrument") directly or indirectly owned beneficially or of record by such stockholder or any Stockholder Associated Person and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of stock of the Corporation of the stockholder or any Stockholder Associated Person, (D) any proxy, contract, arrangement, understanding or relationship pursuant to which such stockholder or any Stockholder Associated Person has a right to vote any securities of the Corporation, (E) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder or any Stockholder Associated Person is a general partner or beneficially owns, directly or indirectly, an interest in a general partner, (F) any performance-related fees (other than an asset-based fee) that such stockholder or any Stockholder Associated Person is entitled to based on any increase or decrease in the value of the shares of stock of the Corporation or Derivative Instruments, (G) any other information relating to such stockholder or any Stockholder Associated Person, if any, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Act and the rules and regulations of the Securities and Exchange Commission thereunder, (H) a representation that the stockholder is a holder of record of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (I) a certification as to whether or not the stockholder and all Stockholder Associated Persons, have complied with all applicable federal, state and other legal requirements in connection with the stockholder's and each Stockholder Associated Person's acquisition of shares of capital stock or other securities of the Corporation and the stockholder's and each Stockholder Associated Person's acts or omissions as a stockholder (or beneficial owner of securities) of the

  Corporation, and (J) whether either the stockholder intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation's voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a sufficient number of holders of the Corporation's voting shares reasonably believed by such stockholder to be sufficient to elect such nominee or nominees or otherwise to solicit proxies or votes from stockholders in support of such proposal or nomination. For purposes of these bylaws, a "Stockholder Associated Person" of any stockholder means (i) any "affiliate" or "associate" (as those terms are defined in Rule 12b-2 under the Act) of such stockholder, (ii) any beneficial owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder, (iii) any person directly or indirectly controlling, controlled by or under common control with any such Stockholder Associated Person referred to in clause (i) or (ii) above, and (iv) any person acting in concert in respect of any matter involving the Corporation or its securities with either such stockholder or any beneficial owner of any capital stock or other securities of the Corporation owned of record or beneficially by such stockholder. In addition, in order for a nomination to be properly brought before an annual or special meeting by a stockholder pursuant to clause (iii) of Section 1.2(a), any nominee proposed by a stockholder shall complete a questionnaire, in a form provided by the Corporation, and deliver a signed copy of such completed questionnaire to the Corporation within 10 days of the date that the Corporation makes available to the stockholder seeking to make such nomination or such nominee the form of such questionnaire. The Corporation may require any proposed nominee to furnish such other information as may be reasonably requested by the Corporation to determine the eligibility of the proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of the nominee. The information required to be included in a notice pursuant to this Section 1.2(c) shall be provided as of the date of such notice and shall be supplemented by the stockholder not later than 10 days after the record date for the determination of stockholders entitled to notice of the meeting to disclose any changes to such information as of the record date. The information required to be included in a notice pursuant to this Section 1.2(c) shall not include any ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is directed to prepare and submit the notice required by this Section 1.2(c) on behalf of a beneficial owner of the shares held of record by such broker, dealer, commercial bank, trust company or other nominee and who is not otherwise affiliated or associated with such beneficial owner.

          (d)   Subject to the amended and restated certificate of incorporation of the Corporation (the "Certificate of Incorporation"), Section 1.2(i) and applicable law, only persons nominated in accordance with procedures stated in this Section 1.2 shall be eligible for election as and to serve as members of the Board of Directors and the only business that shall be conducted at an annual meeting of stockholders is the business that has been brought before the meeting in accordance with the procedures set forth in this Section 1.2. The chairman of the meeting shall have the power and the duty to determine whether a nomination or any proposal has been made according to the procedures stated in this Section 1.2 and, if any nomination or proposal does not comply with this Section 1.2, unless otherwise required by law, the nomination or proposal shall be disregarded.

          (e)   For purposes of this Section 1.2, "public announcement" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable news service or in a document publicly filed or furnished by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Act.

          (f)    Notwithstanding the foregoing provisions of this Section 1.2, a stockholder shall also comply with applicable requirements of the Act and the rules and regulations thereunder with respect to matters set forth in this Section 1.2. Nothing in this Section 1.2 shall affect any rights, if any, of stockholders to request inclusion of nominations or proposals in the Corporation's proxy statement pursuant to applicable provisions of federal law, including the Act.

          (g)   Notwithstanding the foregoing provisions of this Section 1.2, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business or does not provide the information required by Section 1.2(c), including any required supplement thereto, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 1.2, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

          (h)   Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.2 is delivered to the Secretary of the Corporation, who is entitled to vote at the meeting upon such election and who complies with the notice procedures set forth in this Section 1.2. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (b) of this Section 1.2 shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder's notice as described above.

          (i)    All provisions of this Section 1.2 are subject to, and nothing in this Section 1.2 shall in any way limit the exercise, or the method or timing of the exercise of, the rights of any person granted by the Corporation to nominate directors, which rights may be exercised without compliance with the provisions of this Section 1.2.

        Section 1.3.    Special Meetings; Notice.

        Special meetings of the stockholders of the Corporation may be called only in the manner set forth in the Certificate of Incorporation. Notice of every special meeting of the stockholders of the Corporation shall state the purpose or purposes of such meeting. Except as otherwise required by law, the business conducted at a special meeting of stockholders of the Corporation shall be limited exclusively to the business set forth in the Corporation's notice of meeting, and the individual or group calling such meeting shall have exclusive authority to determine the business included in such notice.

        Section 1.4.    Notice of Meetings.

        Notice of the place, if any, date and time of all meetings of stockholders of the Corporation, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose or purposes of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which such meeting is to be held, to each stockholder entitled to notice of the meeting.

        The Corporation may postpone or cancel any previously called annual or special meeting of stockholders of the Corporation by making a public announcement (as defined in Section 1.2(e)) of such postponement or cancellation prior to the meeting. When a previously called annual or special meeting is postponed to another time, date or place, if any, notice of the place (if any), date and time of the postponed meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and the means of remote communications, if any, by which stockholders and proxy holders may be deemed present and vote at such postponed meeting, shall be given in conformity with this Section 1.4 unless such meeting is postponed to a date that is not more than 60 days after the date that the initial notice of the meeting was provided in conformity with this Section 1.4.

        When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting, or if after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting the Board of Directors shall fix a new record date for notice of such adjourned meeting in conformity herewith and such notice shall be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted that may have been transacted at the original meeting.

        Section 1.5.    Quorum.

        At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors ("Voting Stock"), present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by applicable law or the Certificate of Incorporation. If a separate vote by one or more classes or series is required, the holders of shares entitled to cast a majority of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

        If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date and time.

        Section 1.6.    Organization.

        The Chairman of the Board of Directors or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the Chief Executive Officer of the Corporation or, in his or her absence, the person chosen by the holders of a majority of the shares of capital stock entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders of the Corporation and act as chairman of the meeting. In the absence of the Secretary or any Assistant Secretary of the Corporation, the secretary of the meeting shall be the person the chairman of the meeting appoints.

        Section 1.7.    Conduct of Business.

        The chairman of any meeting of stockholders of the Corporation shall determine the order of business and the rules of procedure for the conduct of such meeting, including the manner of voting and the conduct of discussion as he or she determines to be in order. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. The chairman of the meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall, if the facts warrant, determine and declare to the meeting that a nomination or matter of business was not properly brought before the meeting and if such chairman should so determine, such chairman shall so declare to the meeting and any such matter or business not properly brought before the meeting shall not be transacted or considered. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

        Section 1.8.    Proxies; Inspectors.

          (a)   At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by applicable law.

          (b)   Prior to a meeting of the stockholders of the Corporation, the Corporation shall appoint one or more inspectors to act at a meeting of stockholders of the Corporation and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting may, and to the extent required by applicable law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before beginning the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors. The inspectors shall have the duties prescribed by applicable law.

        Section 1.9.    Voting.

        Except as otherwise required by the rules or regulations of any stock exchange applicable to the Corporation or pursuant to any law or regulation applicable to the Corporation or its securities or by the Certificate of Incorporation or these bylaws, all matters other than the election of directors shall be determined by a majority of the votes cast on the matter affirmatively or negatively. All elections of directors shall be determined by a plurality of the votes cast.

        Section 1.10.    Action by Written Consent.

        Except as otherwise provided in the Certificate of Incorporation, stockholders may not take any action by written consent in lieu of a meeting of stockholders.

        Section 1.11.    Stock Ledger.

        A complete list of stockholders of the Corporation entitled to vote at any meeting of stockholders of the Corporation, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in the name of such stockholder, shall be open to the examination of any such stockholder, for any purpose germane to a meeting of the stockholders of the Corporation, for a period of at least 10 days before the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting or (ii) during ordinary business hours at the principal place of business of the Corporation; provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the meeting date, the list shall reflect the stockholders entitled to vote as of the 10th day before such meeting date. If the meeting is to be held at a place, then a list of stockholders entitled to vote at the meeting shall be produced and kept at the time and place of the meeting during the whole time thereof and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

        Except as otherwise provided by law, the stock ledger shall be the sole evidence of the identity of the stockholders entitled to vote at a meeting and the number of shares held by each stockholder.

SECTION 2—BOARD OF DIRECTORS

        Section 2.1.    General Powers and Qualifications of Directors.

        The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authorities these bylaws expressly confer upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the DGCL or by the Certificate of Incorporation or by these bylaws required to be exercised or done by the stockholders. Directors need not be stockholders of the Corporation to be qualified for election or service as a director of the Corporation.

        Section 2.2.    Removal; Resignation.

        The directors of the Corporation may be removed in accordance with the Certificate of Incorporation. Any director may resign at any time upon notice given in writing, including by electronic transmission, to the Corporation.

        Section 2.3.    Regular Meetings.

        Regular meetings of the Board of Directors shall be held at the place (if any), on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting, the date of which has been so publicized, shall not be required.

        Section 2.4.    Special Meetings.    Special meetings of the Board of Directors may be called by the Chief Executive Officer, the President or by two or more directors then in office or, if the Board of Directors then includes a director affiliated with investment funds affiliated with Bain Capital Private Equity, LP and its respective successors, Transferees (as defined in the Certificate of Incorporation) and affiliates (collectively, the "Sponsor Holders"), by such director, and shall be held at the place, if any, on the date and at the time as he, she or they shall fix. Notice of the place, if any, date and time of each special meeting shall be given to each director either (a) by mailing written notice thereof not less than five days before the meeting, or (b) by telephone, facsimile or other means of electronic transmission providing notice thereof not less than twenty-four hours before the meeting. Any and all business may be transacted at a special meeting of the Board of Directors.

        Section 2.5.    Quorum.

        At any meeting of the Board of Directors, a majority of the total number of directors then in office shall constitute a quorum for all purposes, provided that so long as the Sponsor Holders beneficially own (directly or indirectly) a majority of the voting power of the Voting Stock, it shall be necessary to constitute a quorum, in addition to a majority of the total number of directors then in office, that a director affiliated with the Sponsor Holders be present (other than attendance for the sole purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened). For an action of the Board of Directors taken at a meeting to be valid, directors that constitute a quorum (including a director affiliated with the Sponsor Holders) must be present (as described in Section 2.6 below) at the time that the vote on such action is taken. For the avoidance of doubt, so long as the Sponsor Holders collectively beneficially own (directly or indirectly) a majority of the voting power of the Voting Stock, if directors that constitute a quorum (including a director affiliated with the Sponsor Holders) are not present (as described in Section 2.6 below) at the time that the vote on any action is taken, a quorum shall not be constituted with respect to such action, and any vote taken with respect to such action shall not be a valid action of the Board of Directors, notwithstanding that a quorum of the Board of Directors may have been present at the commencement of such meeting. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, if applicable, date or time, without further notice or waiver thereof.

        Section 2.6.    Participation in Meetings By Conference Telephone or Other Communications Equipment.

        Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board of Directors or committee thereof by means of conference telephone or other communications equipment by means of which all directors participating in the meeting can hear each other director, and such participation shall constitute presence in person at the meeting.

        Section 2.7.    Conduct of Business.

        At any meeting of the Board of Directors, business shall be transacted in the order and manner that the Board of Directors may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, provided a quorum is present at the time such matter is acted upon, except as otherwise provided in the Certificate of Incorporation or these bylaws or required by applicable law. The Board of Directors or any committee thereof may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings, or electronic transmission or electronic transmissions, are filed with the minutes of proceedings of the Board of Directors or any committee thereof. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

        Section 2.8.    Compensation of Directors.

        The Board of Directors shall be authorized to fix the compensation of directors. The directors of the Corporation shall be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be reimbursed a fixed sum for attendance at each meeting of the Board of Directors, paid an annual retainer or paid other compensation, including equity compensation, as the Board of Directors determines. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of committees shall have their expenses, if any, of attendance of each meeting of such committee reimbursed and may be paid compensation for attending committee meetings or being a member of a committee.

 SECTION 3—COMMITTEES

        Section 3.1.    Committees of the Board of Directors.

        The Board of Directors may designate a chairman of the Board of Directors (or co-chairmen) (the "Chairman"). Additionally, the Board of Directors may designate committees of the Board of Directors, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board of Directors and shall, for those committees, appoint a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member. All provisions of this Section 3.1 are subject to, and nothing in this Section 3.1 shall in any way limit the exercise, or method or timing of the exercise of, the rights of any person granted by the Corporation with respect to the existence, duties, composition or conduct of any committee of the Board of Directors.

SECTION 4—OFFICERS

        Section 4.1.    Generally.

        The officers of the Corporation shall be elected by the Board of Directors and may consist of a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary, one or more Assistant Secretaries, a Chief Financial Officer, Treasurer, one or more Assistant Treasurers and such other officers and assistant officers as may be deemed necessary or desirable by the Board of Directors. At the discretion of the Board of Directors, the Chairman of the Board of Directors may have authority as an officer of the Corporation. In its discretion, the Board of Directors may choose not to fill any office for any period as it may deem advisable. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any number of offices may be held by the same person. The compensation of officers appointed by the Board of Directors shall be determined from time to time by the Board of Directors or a committee thereof or by the officers as may be designated by resolution of the Board of Directors.

        Section 4.2.    Chief Executive Officer.

        Unless otherwise determined by the Board of Directors, the Chief Executive Officer shall have the powers and perform the duties incident to that position. Subject to the powers of the Board of Directors and the Chairman of the Board of Directors (if applicable), the Chief Executive Officer shall be in general and active charge of the entire business and affairs of the Corporation, and shall be its chief policy making officer. The Chief Executive Officer shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or provided in these bylaws. The Chief Executive Officer is authorized to execute bonds, mortgages and other contracts requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation. The Chief Executive Officer shall have general supervision and direction of all of the other officers, employees and agents of the Corporation, subject in all cases to the orders and resolutions of the Board of Directors.

        Section 4.3.    President.

        The President shall have the powers and duties delegated to him or her by the Board of Directors or the Chief Executive Officer.

        Section 4.3.    Vice Presidents.

        Each Vice President shall have the powers and duties delegated to him or her by the Board of Directors, the Chief Executive Officer or the President. One Vice President may be designated by the Board of Directors to perform the duties and exercise the powers of the President in the event of the President's absence or disability.

        Section 4.3.    Secretary and Assistant Secretaries.

        The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall perform other duties as the Board of Directors may from time to time prescribe.

        Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

        Section 4.4.    Chief Financial Officer, Treasurer and Assistant Treasurers.

        The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the Chief Executive Officer or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time. The Chief Executive Officer or the President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors, the Chief Executive Officer or the President shall designate from time to time.

        Section 4.5.    Delegation of Authority.

        The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

        Section 4.6.    Removal.

        The Board of Directors may remove any officer of the Corporation at any time, with or without cause.

        Section 4.7.    Action with Respect to Securities of Other Companies.

        Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the President or any officer of the Corporation authorized by the Chief Executive Officer or the President, shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equityholders of, or with respect to any action of, stockholders or equityholders of any other entity in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other entity.

 SECTION 5—STOCK

        Section 5.1.    Certificates of Stock.

        Shares of the capital stock of the Corporation may be certificated or uncertificated, as provided in the DGCL. Stock certificates shall be signed by, or in the name of the Corporation by, (i) the Chairman of the Board of Directors (if any) or the vice-Chairman of the Board of Directors (if any), or the President or a Vice President, and (ii) the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, certifying the number of shares owned by such stockholder. Any signatures on a certificate may be by facsimile.

        Section 5.2.    Transfers of Stock.

        Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation (within or without the State of Delaware) or by transfer agents designated to transfer shares of the stock of the Corporation.

        Section 5.3.    Lost, Stolen or Destroyed Certificates.

        In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to regulations as the Board of Directors may establish concerning proof of the loss, theft or destruction and concerning the giving of a satisfactory bond or indemnity, if deemed appropriate.

        Section 5.4.    Regulations.

        The issue, transfer, conversion and registration of certificates of stock of the Corporation shall be governed by other regulations as the Board of Directors may establish.

        Section 5.5.    Record Date.

          (a)   In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

          (b)   In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which shall not be more than 60 days prior to such other action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

SECTION 6—INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

        Section 6.1.    Indemnification.

        The Corporation shall indemnify, defend and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made, or is threatened to be made, a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, member, trustee or agent of another corporation or of a partnership, joint venture, trust, nonprofit entity or other enterprise (including, but not limited to, service with respect to employee benefit plans) (any such entity, an "Other Entity"), against all liability and loss suffered (including, but not limited to, expenses (including, but not limited to, attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding). Notwithstanding the preceding sentence, the Corporation shall be required to indemnify an Indemnitee in connection with a Proceeding (or part thereof) commenced by such Indemnitee only if the commencement of such Proceeding (or part thereof) by the Indemnitee was authorized by the Board of Directors or the Proceeding (or part thereof) relates to the enforcement of the Corporation's obligations under this Section 6.1.

        Section 6.2.    Advancement of Expenses.

        The Corporation shall to the fullest extent not prohibited by applicable law pay, on an as-incurred basis, all expenses (including, but not limited to attorneys' fees and expenses) incurred by an Indemnitee in defending any proceeding in advance of its final disposition. Such advancement shall be unconditional, unsecured and interest free and shall be made without regard to Indemnitee's ability to repay any expenses advanced; provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an unsecured undertaking by the Indemnitee to repay all amounts advanced if it should be ultimately determined that the Indemnitee is not entitled to be indemnified under this Section 6 or otherwise.

        Section 6.3.    Claims.

        If a claim for indemnification (following the final disposition of such proceeding) or advancement of expenses under this Section 6 is not paid in full within 60 days after a written claim therefor by the Indemnitee has been received by the Corporation, the Indemnitee may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action the Corporation shall have the burden of proving that the Indemnitee is not entitled to the requested indemnification or advancement of expenses under applicable law.

        Section 6.4.    Insurance.

        The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, trustee, employee, member, trustee or agent of the Corporation, or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of an Other Entity, against any liability asserted against the person and incurred by the person in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Section 6 or the DGCL.

        Section 6.5.    Non-Exclusivity of Rights.

        The rights conferred on any Indemnitee by this Section 6 are not exclusive of other rights arising under any bylaw, agreement, vote of directors or stockholders or otherwise, and shall inure to the benefit of the heirs and legal representatives of such Indemnitee.

        Section 6.6.    Amounts Received from an Other Entity.

        Subject to Section 6.7, the Corporation's obligation, if any, to indemnify or to advance expenses to any Indemnitee who was or is serving at the Corporation's request as a director, officer, employee or agent of an Other Entity shall be reduced by any amount such Indemnitee may collect as indemnification or advancement of expenses from such Other Entity.

        Section 6.7.    Indemnification Priority.

        As between the Corporation and any other person (other than an entity directly or indirectly controlled by the Corporation) who provides indemnification to the Indemnitees for their service to, or on behalf of, the Corporation (collectively, the "Secondary Indemnitors") (i) the Corporation shall be the full indemnitor of first resort in respect of indemnification or advancement of expenses in connection with any Jointly Indemnifiable Claims (as defined below), pursuant to and in accordance with the terms of this Section 6, irrespective of any right of indemnification, advancement of expenses or other right of recovery any Indemnitee may have from any Secondary Indemnitor or any right to insurance coverage that Indemnitee may have under any insurance policy issued to any Secondary Indemnitor (i.e., the Corporation's obligations to such Indemnitees are primary and any obligation of any Secondary Indemnitor, or any insurer of any Secondary Indemnitor, to advance expenses or to provide indemnification or insurance coverage for the same loss or liability incurred by such Indemnitees is secondary to the Corporation's obligations), (ii) the Corporation shall be required to advance the full amount of expenses incurred by any such Indemnitee and shall be liable for the full amount of all liability and loss suffered by such Indemnitee (including, but not limited to, expenses (including, but not limited to, attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding), without regard to any rights any such Indemnitee may have against any Secondary Indemnitor or against any insurance carrier providing insurance coverage to Indemnitee under any insurance policy issued to a Secondary Indemnitor, and (iii) the Corporation irrevocably waives, relinquishes and releases each Secondary Indemnitor from any and all claims against such Secondary Indemnitor for contribution, subrogation or any other recovery of any kind in respect thereof. The Corporation shall indemnify each Secondary Indemnitor directly for any amounts that such Secondary Indemnitor pays as indemnification or advancement on behalf of any such Indemnitee and for which such Indemnitee may be entitled to indemnification from the Corporation in connection with Jointly Indemnifiable Claims. No right of indemnification, advancement of expenses or other right of recovery that an Indemnitee may have from any Secondary Indemnitor shall reduce or otherwise alter the rights of the Indemnitee or the obligations of the Corporation hereunder. No advancement or payment by any Secondary Indemnitor on behalf of any such Indemnitee with respect to any claim for which such Indemnitee has sought indemnification from the Corporation shall affect the foregoing and the Secondary Indemnitors shall be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Indemnitee against the Corporation. Each Indemnitee shall execute all papers reasonably required and shall do all things that may be reasonably necessary to secure the rights of such Indemnitee's Secondary Indemnitors under this Section 6.7, including the execution of such documents as may be necessary to enable the Secondary Indemnitors effectively to bring suit to enforce such rights, including in the right of the Corporation. Each of the Secondary Indemnitors shall be third-party beneficiaries with respect to this Section 6.7, entitled to enforce this Section 6.7. As used in this Section 6.7, the term "Jointly Indemnifiable Claims" shall be broadly construed and shall include, without limitation, any action, suit, proceeding or other matter for which an Indemnitee shall be entitled to indemnification, reimbursement, advancement of expenses or insurance coverage from both a Secondary Indemnitor (or an insurance carrier providing insurance coverage to any Secondary Indemnitor) and the Corporation, whether pursuant to Delaware law (or other applicable law in the case of any Secondary Indemnitor), any agreement or certificate of incorporation, bylaws, partnership agreement, operating agreement, certificate of formation, certificate of limited partnership or other organizational or governing documents of the Corporation or the Secondary Indemnitors or any insurance policy providing insurance coverage to any Secondary Indemnitor, as applicable.

        Section 6.8.    Amendment or Repeal.

        Any right to indemnification or to advancement of expenses of any Indemnitee arising hereunder shall not be eliminated or impaired by an amendment to or repeal of this Section 6 after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit, proceeding or other matter for which indemnification or advancement of expenses is sought.

        Section 6.9.    Other Indemnification and Advancement of Expenses.

        This Section 6 shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Indemnitees when and as authorized by appropriate corporate action.

        Section 6.10.    Reliance.

        Indemnitees who after the date of the adoption of this Section 6 become or remain an Indemnitee described in Section 6.1 will be conclusively presumed to have relied on the rights to indemnity, advancement of expenses and other rights contained in this Section 6 in entering into or continuing the service. The rights to indemnification and to the advancement of expenses conferred in this Section 6 will apply to claims made against any Indemnitee described in Section 6.1 arising out of acts or omissions that occurred or occur either before or after the adoption of this Section 6 in respect of service as a director or officer of the corporation or other service described in Section 6.1.

        Section 6.11.    Successful Defense.

        In the event that any proceeding to which an Indemnitee is a party is resolved in any manner other than by adverse judgment against the Indemnitee (including, without limitation, settlement of such proceeding with or without payment of money or other consideration) it shall be presumed that the Indemnitee has been successful on the merits or otherwise in such proceeding for purposes of Section 145(c) of the DGCL. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

SECTION 7—NOTICES

        Section 7.1.    Notices.

        Except as otherwise provided herein or permitted by applicable law, notices to directors and stockholders shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the Corporation. If mailed, notice to a stockholder of the Corporation shall be deemed given when deposited in the mail, postage prepaid, directed to a stockholder at such stockholder's address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders of the Corporation may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

        Section 7.2.    Waivers.

        A written waiver of any notice, signed by a stockholder or director, or a waiver by electronic transmission by such person or entity, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person or entity. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 8—MISCELLANEOUS

        Section 8.1.    Corporate Seal.

        The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary of the Corporation. If and when so directed by the Board of Directors, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary, Assistant Treasurer or the Chief Financial Officer.

        Section 8.2.    Reliance upon Books, Reports, and Records.

        Each director and each member of any committee designated by the Board of Directors of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books and records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers, agents or employees, or committees of the Board of Directors so designated, or by any other person or entity as to matters which such director or committee member reasonably believes are within such other person's or entity's professional or expert competence and that has been selected with reasonable care by or on behalf of the Corporation.

        Section 8.3.    Fiscal Year.

        The fiscal year of the Corporation shall be as fixed by the Board of Directors.

        Section 8.4.    Time Periods.

        In applying any provision of these bylaws that requires that an act be done or not be done a specified number of days before an event or that an act be done during a specified number of days before an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

SECTION 9—AMENDMENTS

        These bylaws may be altered, amended or repealed in accordance with the Certificate of Incorporation and the DGCL.

QuickLinks

TABLE OF CONTENTS
DESCRIPTION OF THE TRANSACTIONS AND THE CHANGE IN CONTROL
VOTE AND VOTE REQUIRED
ACTION NO. 1 THE TRANSACTION AND ISSUANCE ACTIONS
ACTION NO. 2 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ACTION NO. 3 AMENDED AND RESTATED BYLAWS
Anti-Takeover Effects of Delaware Law and Our Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and Certificate of Designations
ACTION NO. 4 ELECTION AND APPOINTMENT OF DIRECTORS
RELATED PERSON TRANSACTIONS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
Executive Officer Biographies
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
ACTION NO. 5 AND ACTION NO. 6 CHANGES TO THE SIZE OF BOARD
NO DISSENTERS' RIGHTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND DIRECTORS
INTEREST OF CERTAIN PERSONS IN THE MATTERS TO BE ACTED UPON
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
HOUSEHOLDING
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION
FORWARD-LOOKING STATEMENTS
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
  Annex A
FORM OF CERTIFICATE OF DESIGNATIONS, PREFERENCES, RIGHTS AND LIMITATIONS OF 10.00% SERIES A CONVERTIBLE PERPETUAL PARTICIPATING PREFERRED STOCK OF SURGERY PARTNERS, INC.
  Annex B
FORM OF SURGERY PARTNERS, INC. Amended and Restated Certificate of Incorporation
ARTICLE I—NAME
ARTICLE II—REGISTERED OFFICE AND AGENT
ARTICLE III—PURPOSE
ARTICLE IV—CAPITALIZATION
ARTICLE V—BOARD OF DIRECTORS
ARTICLE VI—LIMITATION OF DIRECTOR LIABILITY
ARTICLE VII—MEETINGS OF STOCKHOLDERS
ARTICLE VIII—AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS
ARTICLE IX—BUSINESS COMBINATIONS
ARTICLE X—RENOUNCEMENT OF CORPORATE OPPORTUNITY
ARTICLE XI—EXCLUSIVE JURISDICTION FOR CERTAIN ACTIONS
ARTICLE XII—SEVERABILITY
SECTION 2—BOARD OF DIRECTORS
SECTION 3—COMMITTEES
SECTION 4—OFFICERS
SECTION 5—STOCK
SECTION 6—INDEMNIFICATION AND ADVANCEMENT OF EXPENSES
SECTION 7—NOTICES
SECTION 8—MISCELLANEOUS
SECTION 9—AMENDMENTS